Registration No. 33-89510
-------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                   ------------------------------------


                         POST EFFECTIVE AMENDMENT NO. 7


                                       TO

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

            The Equitable Life Assurance Society of the United States
             (Exact name of registrant as specified in its charter)
        ---------------------------------------------------------

                                    New York
         (State or other jurisdiction of incorporation or organization)

                                   13-5570651
                      (I.R.S. Employer Identification No.)

              1290 Avenue of the Americas, New York, New York 10104
                                  (212)554-1234
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
    ------------------------------------------------------------------------


                                 MARY JOAN HOENE
                            VICE PRESIDENT AND COUNSEL


            The Equitable Life Assurance Society of the United States
              1290 Avenue of the Americas, New York, New York 10104
                                  (212)554-1234
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
       ------------------------------------------------------------------



                  Please send copies of all communications to:

                           PETER E. PANARITES, ESQ.
                        Freedman, Levy, Kroll & Simonds
              1050 Connecticut Avenue, N.W., Washington D.C. 20036

                                      NOTE

This Post Effective Amendment No. 7 ("PEA") to the Form S-3 Registration Statement No. 33-89510 ("Registration Statement") of The Equitable Life Assurance Society of the United States ("Equitable Life") is being filed for the purpose of including in this Registration Statement Prospectuses and exhibits that were filed in connection with Equitable Life's new EQUI-VEST Express and EQUI-VEST variable annuity products on Form N-4, Registration Statement File Nos. 333-81393 and 333-81501, filed on June 23, 1999 and June 24, 1999, respectively, and amended on September 1, 1999.

EQUI-VEST(R) Express(SM)

A combination variable and fixed deferred annuity contract



PROSPECTUS DATED             , 1999

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your contract. Also, at the end of this prospectus you will find attached the prospectuses for The Hudson River Trust and EQ Advisors Trust which contain important information about their Portfolios.

--------------------------------------------------------------------------------

WHAT IS EQUI-VEST EXPRESS?

EQUI-VEST Express is a deferred annuity contract issued by THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES. It provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options or in our fixed maturity options ("investment options"). This contract may not currently be available in all states.


--------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------
FIXED INCOME OPTIONS:
--------------------------------------------------------------------
DOMESTIC FIXED INCOME             AGGRESSIVE FIXED INCOME
--------------------------------------------------------------------
o Alliance Money Market           o Alliance High Yield
o Alliance Intermediate
  Government Securities
o Alliance Quality Bond
--------------------------------------------------------------------
EQUITY OPTIONS:
--------------------------------------------------------------------
DOMESTIC EQUITY
--------------------------------------------------------------------
o T. Rowe Price Equity Income     o Alliance Equity Index
o EQ/Putnam Growth &              o Merrill Lynch Basic Value
  Income Value                      Equity
o Alliance Growth & Income        o Alliance Common Stock
o EQ/Alliance Premier Growth      o MFS Research
o Capital Guardian Research       o MFS Growth with Income
o Capital Guardian U.S.
  Equity
--------------------------------------------------------------------
INTERNATIONAL EQUITY
--------------------------------------------------------------------
o Alliance Global                 o Morgan Stanley Emerging
o Alliance International            Markets Equity
o T. Rowe Price International
  Stock
--------------------------------------------------------------------
AGGRESSIVE EQUITY
--------------------------------------------------------------------
o Alliance Aggressive Stock       o Alliance Small Cap Growth
o EQ/Evergreen                    o MFS Emerging Growth Companies
o Warburg Pincus Small
  Company Value
--------------------------------------------------------------------
ASSET ALLOCATION OPTIONS:
--------------------------------------------------------------------
o Alliance Conservative           o EQ/Evergreen Foundation
  Investors                       o Alliance Growth Investors
o EQ/Putnam Balanced              o Merrill Lynch World Strategy
o Alliance Balanced
--------------------------------------------------------------------


You may allocate amounts to any of the variable investment options. Each variable investment option is a subaccount of our Separate Account A. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of The Hudson River Trust or EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.


FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate we set. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.


TYPES OF CONTRACTS. We offer the contracts for use as:

o  A nonqualified annuity ("NQ") for after-tax contributions only

o  An individual retirement annuity ("IRA"), either Traditional IRA or Roth IRA

o A Traditional IRA as a conduit to hold rollover distributions ("QP IRA") from a qualified plan or a Tax-Sheltered Annuity ("TSA")

A contribution of at least $50 is required to purchase a contract.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional information ("SAI") dated _________________, 1999, is a part of one of the registration statements. The SAI is available free of charge. You may request one by writing to our Processing Office or calling 1 (800) 628-6673. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.






THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
2  CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------


Contents of this prospectus


--------------------------------------------------------------------------------


EQUI-VEST(R) EXPRESS(SM)


---------------------------------------------------------------
Index of key words and phrases                                4
Who is Equitable Life?                                        5
How to reach us                                               6
EQUI-VEST Express at a glance - key features                  9

---------------------------------------------------------------
FEE TABLE                                                    11
---------------------------------------------------------------
Examples                                                     14


---------------------------------------------------------------
1
CONTRACT FEATURES AND BENEFITS                               16
---------------------------------------------------------------
How you can purchase and contribute to your contract         16
Owner and annuitant requirements                             18
How you can make your contributions                          18
What are your investment options under the contract?         18
Allocating your contributions                                22
Your right to cancel within a certain number of days         22


---------------------------------------------------------------
2
DETERMINING YOUR CONTRACT'S VALUE                            23
---------------------------------------------------------------
Your account value                                           23
Your contract's value in the variable investment options     23
Your contract's value in the fixed maturity options          23







--------------------------------------------------------------------------------
"We," "our" and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

--------------------------------------------------------------------------------
                                                  CONTENTS OF THIS PROSPECTUS  3
--------------------------------------------------------------------------------


------------------------------------------------------------
3
TRANSFERRING YOUR MONEY AMONG
INVESTMENT OPTIONS                                        24
------------------------------------------------------------
Transferring your account value                           24

Automatic transfer options                                24


------------------------------------------------------------
4
ACCESSING YOUR MONEY                                      26
------------------------------------------------------------
Withdrawing your account value                            26
Surrender of your contract to receive its cash value      27
When we may terminate your contract                       27
When to expect payments                                   27
Choosing your annuity payout options                      28


------------------------------------------------------------
5
CHARGES AND EXPENSES                                      30
------------------------------------------------------------
Charges that Equitable Life deducts                       30
Charges that the trusts deduct                            32
Group or sponsored arrangements                           32
Other distribution arrangements                           33


------------------------------------------------------------
6
PAYMENT OF DEATH BENEFIT                                  34
------------------------------------------------------------
Your beneficiary and payment of benefit                   34
How death benefit payment is made                         34
Beneficiary continuation option under Traditional
   IRA and QP IRA contracts                               35


------------------------------------------------------------
7
TAX INFORMATION                                           36
------------------------------------------------------------
Overview                                                  36
Transfers among investment options                        36
Taxation of nonqualified annuities                        36
Special rules for NQ contracts issued in Puerto Rico      37
Individual retirement arrangements ("IRAs")               38
Federal and state income tax withholding and
   information reporting                                  48
Impact of taxes to Equitable Life                         49


------------------------------------------------------------
8
MORE INFORMATION                                          50
------------------------------------------------------------
About our Separate Account A                              50
About The Hudson River Trust and EQ Advisors Trust        50
About our fixed maturity options                          51
About the general account                                 53
About other methods of payment                            53
Dates and prices at which contract events occur           53
About your voting rights                                  54
About our year 2000 progress                              55
About legal proceedings                                   55
About our independent accountants                         55
Transfers of ownership, collateral assignments, loans,
   and borrowing                                          56
Distribution of the contracts                             56

-----------------------------------------------------------
9
INVESTMENT PERFORMANCE                                    57
------------------------------------------------------------
Benchmarks                                                57
Communicating performance data                            67


------------------------------------------------------------
10
INCORPORATION OF CERTAIN DOCUMENTS BY
   REFERENCE                                              68
------------------------------------------------------------

------------------------------------------------------------
APPENDIX
------------------------------------------------------------
Market value adjustment example                          A-1


------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
   TABLE OF CONTENTS
------------------------------------------------------------

--------------------------------------------------------------------------------
4 INDEX OF KEY WORDS AND PHRASES
--------------------------------------------------------------------------------


Index of key words and phrases


--------------------------------------------------------------------------------

This index should help you locate more information on the terms used in this prospectus.


                                         Page
account value                             23
annuitant                                 16
annuity payout options                    28
beneficiary                               34
business day                              53
cash value                                23
conduit IRA                               42
contract date                             10
contract date anniversary                 10
contract year                             10
contributions                             16
Contributions to Roth IRAs
  Regular contribution                    45
  Rollover contributions                  45
  Conversion contributions                46
  Direct custodian-to-custodian
     transfers                            46
Contributions to Traditional IRAs
  Regular contributions                   39
  Rollover contributions                  41
  Direct custodian-to-custodian
     transfers                            41
fixed maturity amount                     21
fixed maturity options                    21
IRA                                     cover
IRS                                       36
investment options                        18
market adjusted amount                    21
market value adjustment                   21
maturity value                            21
NQ                                      cover
Portfolio                               cover
Processing Office                          6
QP IRAs                                 cover
rate to maturity                          21
recharacterized                           41
regular contribution                      39
Required Beginning Date                   42
Roth IRA                                cover
SAI                                     cover
SEC                                     cover
Substitution                              50
TOPS                                       6
Traditional IRA                         cover
TSA                                     cover
unit                                      23
unit investment trust                     50
variable investment options               18


To make this prospectus easier to read, we sometimes use different words than in the contract. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your Equitable associate can provide further explanation about your contract.

--------------------------------------------------------------------------
PROSPECTUS                    CONTRACT OR SUPPLEMENTAL MATERIALS
--------------------------------------------------------------------------
fixed maturity options        Guarantee Periods or Fixed Maturity Accounts
variable investment options   Investment Funds or Investment Divisions
account value                 Annuity Account Value
rate to maturity              Guaranteed Rates

unit                          Accumulation Unit
unit value                    Accumulation Unit Value
--------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                        WHO IS EQUITABLE LIFE? 5
--------------------------------------------------------------------------------


Who is Equitable Life?


--------------------------------------------------------------------------------




 We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated ("Equitable Companies"), whose majority shareholder is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contracts. During 1999, Equitable Companies plans to change its name to AXA Financial, Inc.



 Equitable Companies and its consolidated subsidiaries managed approximately $390.8 billion in assets as of June 30, 1999. For over 100 years we have been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

--------------------------------------------------------------------------------
6 WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------


HOW TO REACH US

You may communicate with our Processing Office as listed below for any of the following purposes:

--------------------------------------------------------------
FOR NQ AND IRA OWNERS WHO SEND
CONTRIBUTIONS INDIVIDUALLY BY REGULAR MAIL:
--------------------------------------------------------------
Equitable Life
EQUI-VEST Express
Individual Collections
P.O. Box 13459
Newark, NJ 07188-0459

--------------------------------------------------------------
FOR NQ AND IRA OWNERS WHO SEND
CONTRIBUTIONS INDIVIDUALLY BY EXPRESS
DELIVERY:
--------------------------------------------------------------
Equitable Life
c/o First Chicago National Processing Center
300 Harmon Meadow Boulevard, 3rd Floor
Secaucus, NJ 07094
Attn: Box 13459

--------------------------------------------------------------

FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY REGULAR MAIL:
--------------------------------------------------------------
Equitable Life
EQUI-VEST Express
P.O. Box 2996
New York, NY 10116-2996

--------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------
Equitable Life
EQUI-VEST Express
200 Plaza Drive, 2nd Floor
Secaucus, NJ 07094


--------------------------------------------------------------
FOR NQ AND IRA CONTRIBUTIONS REMITTED BY
EMPLOYERS AND SENT BY REGULAR MAIL:
--------------------------------------------------------------
Equitable Life
EQUI-VEST Express
Unit Collections
P.O. Box 13463
Newark, New Jersey 07188-0463


--------------------------------------------------------------
FOR NQ AND IRA CONTRIBUTIONS REMITTED BY
EMPLOYERS AND SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------
Equitable Life
c/o First Chicago National Processing Center
300 Harmon Meadow Boulevard, 3rd Floor
Secaucus, NJ 07094
Attn: Box 13463


--------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------
o  written confirmation of financial transactions;

o annual statement of your contract values as of the close of the calendar year;

o statement of your contract values as of the last day of the contract year.

We reserve the right to change the frequency of these reports.


--------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT
("TOPS") SYSTEM:
--------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. You can obtain information on:

o  your current account value;

o  your current allocation percentages;


o  the number of units you have in the variable investment options; and

o  unit values.

--------------------------------------------------------------------------------
                                                       WHO IS EQUITABLE LIFE?  7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
You can also:

o change your allocation percentages and/or transfer among the variable investment options;


o  elect general dollar - cost averaging; and


o change your personal identification number ("PIN").


TOPS is normally available seven days a week, 24 hours a day, by calling toll free 1 (800) 755-7777. Of course, for reasons beyond our control, the service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we will act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.

------------------------------------------------------------
BY INTERNET:
------------------------------------------------------------
You can also access information about your contract on the Internet. Please visit our Web site at http://www.equitable.com, and click on EQAccess.

------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
------------------------------------------------------------

You may also use our toll-free number 1 (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Fridays until 5:00 p.m. Eastern time.

You should send all contributions, notices, and requests to our Processing Office at an address above.


WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)  conversion of your Traditional IRA to a Roth IRA;

(2) cancellation of your Roth IRA contract and return to a Traditional IRA contract;

(3)  election of the automatic investment program;

(4)  election of general dollar - cost averaging;


(5)  election of the rebalancing program;

(6)  election of required minimum distribution option;

(7)  election of beneficiary continuation option;

(8)  tax withholding election;

(9) request for a transfer/rollover of assets or 1035 exchange to another carrier; and

(10) contract surrender and withdrawal requests.


WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF
REQUESTS:

(1)  address changes;

(2)  beneficiary changes;

(3)  transfers among investment options; and

(4)  change of ownership.


TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  automatic investment program;

(2)  general dollar - cost averaging; and

(3)  rebalancing program.

--------------------------------------------------------------------------------
8 WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner.

--------------------------------------------------------------------------------
                                 EQUI-VEST EXPRESS AT A GLANCE - KEY FEATURES  9
--------------------------------------------------------------------------------


EQUI-VEST Express at a glance - key features


--------------------------------------------------------------------------------



---------------------------------------------------------------------------------------------------------------------------
PROFESSIONAl             EQUI-VEST Express variable investment options invest in 30 different Portfolios managed by
INVESTMENT               professional investment advisers.
MANAGEMENT               management Fixed maturity o 10 fixed maturity options with maturities ranging
----------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY           o  10 fixed maturity options with maturities ranging from approximately 1 to 10 years.
OPTIONS
                         o  Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.

                         ---------------------------------------------------------------------------------------------------
                         If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. This may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment may also apply.
----------------------------------------------------------------------------------------------------------------------------
TAX ADVANTAGES           o ON EARNINGS INSIDE THE    No tax on any dividends, interest or capital gains until you
                           CONTRACT                  make withdrawals from your contract or receive annuity payments.
                         ---------------------------------------------------------------------------------------------------
                         o ON TRANSFERS INSIDE THE   No tax on transfers among investment options.
                           CONTRACT
                         ---------------------------------------------------------------------------------------------------
                         If you are buying a contract to fund a retirement plan that already provides tax deferral under the Internal Revenue Code (any type of IRA) you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.
----------------------------------------------------------------------------------------------------------------------------
MINIMUM CONTRIBUTION     $50 ($20 under our automatic investment program)
AMOUNTS                  Maximum contribution limits may apply.
----------------------------------------------------------------------------------------------------------------------------
ACCESS TO YOUR MONEY     o Lump sum withdrawals

                         o Withdrawals on a periodic basis

                         o Contract surrender

                         You may be subject to a withdrawal charge for certain withdrawals. You may also incur income tax and a penalty tax.
----------------------------------------------------------------------------------------------------------------------------
PAYOUT ALTERNATIVES      o Annuity payout options
----------------------------------------------------------------------------------------------------------------------------

ADDITIONAL FEATURES      o General dollar - cost averaging


                         o Automatic investment program
                         o Account value rebalancing (quarterly, semiannually, and annually)
                         o No charge on transfers among investment options

----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10  EQUI-VEST EXPRESS AT A GLANCE - KEY FEATURES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------
FEES AND CHARGES         o Daily charge on amounts invested in variable investment options for mortality and expense risks and other expenses at an annual rate of 0.95%

                         o If your account value at the end of the contract year is less than $25,000 for NQ contracts
                           (or less than $20,000 IRA contracts), we deduct an annual administrative charge equal to
                           $30 or during the first two contract years 2% of your account value, if less. If your account value is $25,000 or more for NQ contracts (or $20,000 or more for IRA contracts), we will not deduct the charge.
                         o Charge for third-party transfer (such as in the case of a trustee-to-trustee transfer for an IRA contract) or exchange (if your contract is exchanged for a contract issued by another issuance company) - $25 currently ($65 maximum) per occurrence.
                         o No sales charge deducted when you make contributions.
                         o During the first seven contract years following each contribution, a charge will be deducted from amounts that you withdraw that exceed 10% of your account value. We use the account value on the date of the withdrawal to calculate the 10% amount available. The charge begins at 7% in the first contract year following each contribution. It declines each year to 1% in the seventh contract year. There is no withdrawal charge in the eighth and later contract years following a contribution.

                           -------------------------------------------------------------------------------------------------
                           The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." The "contract date" is the effective date of a contract. This usually is the business day we receive your initial contribution. Your contract date will be shown in your contract.
                           -------------------------------------------------------------------------------------------------
                         o We deduct a charge for taxes such as premium taxes that may be imposed in your state. The charge is generally deducted from the amount applied to an annuity payout option.
                         o We generally deduct a $350 annuity administrative fee from amounts applied to purchase certain life annuity payout options.
                         o Annual expenses of The Hudson River Trust and EQ Advisors Trust Portfolios are calculated as a percentage of the average daily net assets invested in each Portfolio. These expenses include management and advisory fees ranging from 0.31% to 1.15% annually, 12b-1 fees of 0.25% annually and other expenses.
----------------------------------------------------------------------------------------------------------------------------


ANNUITANT                  NQ                  0-79
ISSUE AGES                 QP IRA              0-79
                           Traditional IRA     0-70
                           Roth IRA            0-79


--------------------------------------------------------------------------------

THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. MAXIMUM EXPENSE LIMITATIONS APPLY TO CERTAIN VARIABLE INVESTMENT OPTIONS, AND RIGHTS ARE RESERVED TO CHANGE OR WAIVE CERTAIN CHARGES WITHIN SPECIFIED LIMITS. FOR TRADITIONAL IRAS, THE MAXIMUM ISSUE AGE IS 70, BUT WE WILL ISSUE UP TO AGE 79 IF IT IS A ROLLOVER CONTRIBUTION. FOR ALL OTHER IRAS WE WILL ISSUE CONTRACTS UP TO ANNUITANT AGES 80-83 WITH OUR PRIOR APPROVAL. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.


For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your Equitable associate, or call us, if you have any questions.

--------------------------------------------------------------------------------
                                                                    FEE TABLE 11
--------------------------------------------------------------------------------


Fee table


--------------------------------------------------------------------------------


The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the Portfolios that you will bear indirectly. Charges for taxes, such as premium taxes, may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described under "Charges and expenses" later in this prospectus. For a complete description of Portfolio charges and expenses, please see the attached prospectuses for The Hudson River Trust and EQ Advisors Trust.

The fixed maturity options are not covered by the fee table and examples. However, the annual administrative charge, the withdrawal charge, and the third-party transfer or exchange charge do apply to the fixed maturity options. Also, an administrative fee may apply when your annuity payments are to begin. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer or surrender of amounts from a fixed maturity option.





---------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS (SEPARATE ACCOUNT A) EXPRESSED AS AN
ANNUAL PERCENTAGE OF DAILY NET ASSETS
---------------------------------------------------------------------------------------------------------------
Mortality and expense risk(1)                                                                         0.70%
Other expenses                                                                                        0.25%
                                                                                                      ----
Total Separate Account A annual expenses(2)                                                           0.95%
---------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
---------------------------------------------------------------------------------------------------------------

Annual administrative charge(3)
  If your account value on a contract date anniversary is less than $25,000 for NQ
   contracts (or less than $20,000 for IRA contracts)                                                  $30

  If your account value on a contract date anniversary is $25,000 or more for NQ
   contracts (or $20,000 or more for IRA contracts)                                                    $0

---------------------------------------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
---------------------------------------------------------------------------------------------------------------

Withdrawal charge as a percentage of contributions (deducted if you                 Contract
surrender your contract or make certain withdrawals. The withdrawal charge            year
percentage we use is determined by the contract year in which you make the              1             7.00%
withdrawal or surrender your contract. For each contribution, we consider               2             6.00%
the contract year in which we receive that contribution to be "contract                 3             5.00%
year 1")(4)                                                                             4             4.00%
                                                                                        5             3.00%
                                                                                        6             2.00%
                                                                                        7             1.00%
                                                                                        8+            0.00%
Charge for third-party transfer or exchange(5)                                       $25 for each occurrence

---------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
12 FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
THE HUDSON RIVER TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)


---------------------------------------------------------------------------------------------------------------------

                                                                                                        Total
                                                                                                        Annual
                                              Investment                                               Expenses
                                             Management &                             Other         (After Expense
                                             Advisory Fees      12b-1 Fee(6)        Expenses        Limitation)(7)(8)
---------------------------------------------------------------------------------------------------------------------

 Alliance Aggressive Stock                       0.54%             0.25%              0.03%              0.82%
 Alliance Balanced                               0.41%             0.25%              0.04%              0.70%
 Alliance Common Stock                           0.36%             0.25%              0.03%              0.64%
 Alliance Conservative Investors                 0.48%             0.25%              0.05%              0.78%
 Alliance Equity Index                           0.31%             0.25%              0.03%              0.59%
 Alliance Global                                 0.64%             0.25%              0.07%              0.96%
 Alliance Growth & Income                        0.55%             0.25%              0.03%              0.83%
 Alliance Growth Investors                       0.51%             0.25%              0.04%              0.80%
 Alliance High Yield                             0.60%             0.25%              0.03%              0.88%
 Alliance Intermediate Government Securities     0.50%             0.25%              0.05%              0.80%
 Alliance International                          0.90%             0.25%              0.16%              1.31%
 Alliance Money Market                           0.35%             0.25%              0.02%              0.62%
 Alliance Quality Bond                           0.53%             0.25%              0.03%              0.81%
 Alliance Small Cap Growth                       0.90%             0.24%              0.06%              1.20%

---------------------------------------------------------------------------------------------------------------------


EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)



---------------------------------------------------------------------------------------------------------------------

                                                                                                        Total
                                                                                      Other            Annual
                                                 Investment                         Expenses          Expenses
                                               Management &                      (After Expense     (After Expense
                                              Advisory Fees     12b-1 Fee(6)     Limitation)(8)     Limitation)(8)
---------------------------------------------------------------------------------------------------------------------

  EQ/Alliance Premier Growth                     0.90%             0.25%              0.00%              1.15%
  Capital Guardian Research                      0.65%             0.25%              0.05%              0.95%
  Capital Guardian U.S. Equity                   0.65%             0.25%              0.05%              0.95%
  EQ/Evergreen                                   0.75%             0.25%              0.05%              1.05%
  EQ/Evergreen Foundation                        0.63%             0.25%              0.07%              0.95%
  MFS Emerging Growth Companies                  0.55%             0.25%              0.05%              0.85%
  MFS Growth with Income                         0.55%             0.25%              0.05%              0.85%
  MFS Research                                   0.55%             0.25%              0.05%              0.85%
  Merrill Lynch Basic Value Equity               0.55%             0.25%              0.05%              0.85%
  Merrill Lynch World Strategy                   0.70%             0.25%              0.25%              1.20%
  Morgan Stanley Emerging Markets Equity         1.15%             0.25%              0.35%              1.75%
  EQ/Putnam Balanced                             0.55%             0.25%              0.10%              0.90%
  EQ/Putnam Growth & Income Value                0.55%             0.25%              0.05%              0.85%
  T. Rowe Price Equity Income                    0.55%             0.25%              0.05%              0.85%
  T. Rowe Price International Stock              0.75%             0.25%              0.20%              1.20%
  Warburg Pincus Small Company Value             0.65%             0.25%              0.10%              1.00%
---------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                    FEE TABLE 13
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Notes:

(1)   A portion of this charge is for providing the death benefit.

(2) We reserve the right to increase the total Separate Account A annual expenses, but they will not exceed a maximum of 2%.

(3) During the first two contract years this charge is equal to the lesser of $30 or 2% of your account value if it applies. Thereafter, the charge is $30 for each contract year. We reserve the right to increase this charge to an annual maximum of $65.

(4) Deducted upon a withdrawal of amounts in excess of the 10% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.

(5) We reserve the right to increase this charge to a maximum of $65 for each occurrence.

(6) The Class IB shares of The Hudson River Trust and EQ Advisors Trust are subject to fees imposed under distribution plans (the "Rule 12b-1 Plans") adopted by The Hudson River Trust and EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The 12b-1 fee will not be increased for the life of the contracts. The Rule 12b-1 Plan for the Alliance Small Cap Growth Portfolio provides that EQ Financial Consultants, Inc. ("EQF") will receive an annual fee not to exceed the lesser of (a) 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares and (b) an amount that, when added to certain other expenses of the Class IB shares, would result in the ratio of expenses to average daily net assets attributable to Class IB shares equaling 1.20%. Absent the expense limitation, the total annual expenses for 1998 for the Alliance Small Cap Growth Portfolio would have been 1.21%.

(7) The fees and expenses shown for all Portfolios are for the year ended December 31, 1998. The investment management and advisory fee for each Portfolio of The Hudson River Trust may vary from year to year depending upon the average daily net assets of the respective Portfolio. The maximum investment management and advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. See the prospectus for The Hudson River Trust. The other direct operating expenses will also fluctuate from year to year depending on actual expenses.

      The fees and expenses shown for Class IB shares of the Alliance Balanced Portfolio and Alliance Quality Bond Portfolio are annualized for the year ended December 31, 1998. These shares were first offered on July 8, 1998.

(8) The investment management and advisory fees for each Portfolio of EQ Advisors Trust cannot be increased without a vote of that Portfolio's shareholders. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. However, EQF, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to each Portfolio. Under this agreement EQF has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) are limited for the average daily net assets of each Portfolio as follows: 0.60% for EQ/Putnam Growth & Income Value, MFS Emerging Growth Companies, MFS Growth with Income, MFS Research, Merrill Lynch Basic Value Equity, and T. Rowe Price Equity Income; 0.65% for EQ/Putnam Balanced; 0.70% for Capital Guardian Research, Capital Guardian U.S. Equity, and EQ/Evergreen Foundation; 0.75% for Warburg Pincus Small Company Value; 0.80% for EQ/Evergreen; 0.90% for EQ/Alliance Premier Growth; 0.95% for Merrill Lynch World Strategy and T. Rowe Price International Stock; and 1.50% for Morgan Stanley Emerging Markets Equity.

      Absent the expense limitation, "Other Expenses" for 1998 on an annualized basis for each of the Portfolios would have been as follows: 0.24% for MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, and T. Rowe Price Equity Income; 0.25% for MFS Research; 0.26% for Merrill Lynch Basic Value Equity; 0.66% for Merrill Lynch World Strategy; 1.23% for Morgan Stanley Emerging Markets Equity, 0.45% for EQ/Putnam Balanced; 0.40% for
      T. Rowe Price International Stock; and 0.27% for Warburg Pincus Small Company Value. For the following Portfolios, the "Other Expenses" for 1999, absent the expense limitation, are estimated to be as follows: 0.74% for EQ/Alliance Premier Growth, Capital Guardian Research and Capital Guardian U.S. Equity; 0.76% for EQ/Evergreen; 0.86% for EQ/Evergreen Foundation; 0.59% for MFS Growth with Income. Initial seed capital was invested on December 31, 1998 for the EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income Portfolios.

--------------------------------------------------------------------------------
14  FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

      Initial seed capital for the EQ/Alliance Premier Growth, Capital Guardian U.S. Equity, and Capital Guardian Research Portfolios was invested on April 30, 1999.

      Each Portfolio may at a later date make a reimbursement to EQF for any of the management fees waived or limited and other expenses assumed and paid by EQF pursuant to the expense limitation agreement provided, that among other things, such Portfolio has reached sufficient size to permit such reimbursement to be made and provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. For more information see the prospectus for EQ Advisors Trust



EXAMPLES

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume a $1,000 contribution is invested in one of the variable investment options listed, and a 5% annual return is earned on the assets in that option.(1) The annual administrative charge is based on the charges that apply to a mix of estimated contract sizes, resulting in an estimated administrative charge for the purpose of these examples of $0.57 per $1,000. We calculate the annual administrative charge by using the total actual annual administrative charges for 1998 under other EQUI-VEST contracts that we issue, as a percentage of the total assets held under those EQUI-VEST contracts.

These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.



-----------------------------------------------------------------------------------------------
                                                  IF YOU SURRENDER YOUR CONTRACT AT THE END
                                                  OF EACH PERIOD SHOWN, THE EXPENSES WOULD
                                                                     BE:
-----------------------------------------------------------------------------------------------
                                                 1 YEAR      3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------
THE HUDSON RIVER TRUST OPTIONS
-----------------------------------------------------------------------------------------------
Alliance Aggressive Stock                        $89.17      $109.32      $131.97      $220.66
Alliance Balanced                                $87.92      $105.49      $125.51      $207.37
Alliance Common Stock                            $87.29      $103.57      $122.27      $200.66
Alliance Conservative Investors                  $88.76      $108.04      $129.82      $216.24
Alliance Equity Index                            $86.76      $101.97      $119.57      $195.04
Alliance Global                                  $90.64      $113.77      $139.46      $235.96
Alliance Growth & Income                         $89.28      $109.63      $132.51      $221.76
Alliance Growth Investors                        $88.97      $108.68      $130.90      $218.45
Alliance High Yield                              $89.80      $111.23      $135.19      $227.24
Alliance Intermediate Government Securities      $88.97      $108.68      $130.90      $218.45
Alliance International                           $94.32      $124.84      $157.99      $273.29
Alliance Money Market                            $87.08      $102.93      $121.19      $198.42
Alliance Quality Bond                            $89.07      $109.00      $131.43      $219.56
Alliance Small Cap Growth                        $93.16      $121.37      $152.20      $261.70
-----------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                  IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                                     THE END OF EACH PERIOD SHOWN, THE
                                                             EXPENSES WOULD BE:
-----------------------------------------------------------------------------------------------
                                                 1 YEAR      3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------
THE HUDSON RIVER TRUST OPTIONS
-----------------------------------------------------------------------------------------------
Alliance Aggressive Stock                        $19.17       $59.32      $101.97      $220.66
Alliance Balanced                                $17.92       $55.49      $ 95.51      $207.37
Alliance Common Stock                            $17.29       $53.57      $ 92.27      $200.66
Alliance Conservative Investors                  $18.76       $58.04      $ 99.82      $216.24
Alliance Equity Index                            $16.76       $51.97      $ 89.57      $195.04
Alliance Global                                  $20.64       $63.77      $109.46      $235.96
Alliance Growth & Income                         $19.28       $59.63      $102.51      $221.76
Alliance Growth Investors                        $18.97       $58.68      $100.90      $218.45
Alliance High Yield                              $19.80       $61.23      $105.19      $227.24
Alliance Intermediate Government Securities      $18.97       $58.68      $100.90      $218.45
Alliance International                           $24.32       $74.84      $127.99      $273.29
Alliance Money Market                            $17.08       $52.93      $ 91.19      $198.42
Alliance Quality Bond                            $19.07       $59.00      $101.43      $219.56
Alliance Small Cap Growth                        $23.16       $71.37      $122.20      $261.70
-----------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                                    FEE TABLE 15
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                  IF YOU SURRENDER YOUR CONTRACT AT THE END
                                                  OF EACH PERIOD SHOWN, THE EXPENSES WOULD
                                                                     BE:
-----------------------------------------------------------------------------------------------
                                                 1 YEAR      3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------
EQ ADVISORS TRUST OPTIONS
-----------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                       $92.64      $119.79            -            -
Capital Guardian Research                        $90.54      $113.45            -            -
Capital Guardian U.S. Equity                     $90.54      $113.45            -            -
EQ/Evergreen                                     $91.59      $116.62            -            -
EQ/Evergreen Foundation                          $90.54      $113.45            -            -
MFS Emerging Growth Companies                    $89.49      $110.27      $133.58      $223.95
MFS Growth with Income                           $89.49      $110.27            -            -
MFS Research                                     $89.49      $110.27      $133.58      $223.95
Merrill Lynch Basic Value Equity                 $89.49      $110.27      $133.58      $223.95
Merrill Lynch World Strategy                     $93.16      $121.37      $152.20      $261.70
Morgan Stanley Emerging Markets Equity           $98.93      $138.64      $180.90      $318.37
EQ/Putnam Balanced                               $90.01      $111.86      $136.26      $229.43
EQ/Putnam Growth & Income Value                  $89.49      $110.27      $133.58      $223.95
T. Rowe Price Equity Income                      $89.49      $110.27      $133.58      $223.95
T. Rowe Price International Stock                $93.16      $121.37      $152.20      $261.70
Warburg Pincus Small Company Value               $91.06      $115.04      $141.59      $240.29
-----------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------
                                                  IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                                     THE END OF EACH PERIOD SHOWN, THE
                                                             EXPENSES WOULD BE:
-----------------------------------------------------------------------------------------------
                                                 1 YEAR      3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------
EQ ADVISORS TRUST OPTIONS
-----------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                       $22.64       $69.79            -            -
Capital Guardian Research                        $20.54       $63.45            -            -
Capital Guardian U.S. Equity                     $20.54       $63.45            -            -
EQ/Evergreen                                     $21.59       $66.62            -            -
EQ/Evergreen Foundation                          $20.54       $63.45            -            -
MFS Emerging Growth Companies                    $19.49       $60.27      $103.58      $223.95
MFS Growth with Income                           $19.49       $60.27            -            -
MFS Research                                     $19.49       $60.27      $103.58      $223.95
Merrill Lynch Basic Value Equity                 $19.49       $60.27      $103.58      $223.95
Merrill Lynch World Strategy                     $23.16       $71.37      $122.20      $261.70
Morgan Stanley Emerging Markets Equity           $28.93       $88.64      $150.90      $318.37
EQ/Putnam Balanced                               $20.01       $61.86      $106.26      $229.43
EQ/Putnam Growth & Income Value                  $19.49       $60.27      $103.58      $223.95
T. Rowe Price Equity Income                      $19.49       $60.27      $103.58      $223.95
T. Rowe Price International Stock                $23.16       $71.37      $122.20      $261.70
Warburg Pincus Small Company Value               $21.06       $65.04      $111.59      $240.29
-----------------------------------------------------------------------------------------------


(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of as payments under an annuity payout option. See "Accessing your money."

IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued, (see Note (1) above), and you elect a life annuity payout option, the expenses shown in the above example for "if you do not surrender your contract" would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."

--------------------------------------------------------------------------------
16  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


1
Contract features and benefits

--------------------------------------------------------------------------------


HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT


You may purchase a contract by making payments to us that we call "contributions." We require a minimum contribution amount of $50 to purchase a contract. The minimum contribution amount under our automatic investment program is $20. We discuss the automatic investment program under "About other methods of payment" under "More information" later in this prospectus. The following table summarizes our rules regarding contributions to your contract. All ages in the table refer to the age of the annuitant named in the contract.


--------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
CONTRACT           AVAILABLE FOR           SOURCE OF                               LIMITATIONS ON
TYPE               ANNUITANT ISSUE AGES*   CONTRIBUTIONS                           CONTRIBUTIONS
----------------------------------------------------------------------------------------------------------------
NQ                 0 through 79            o After-tax money.                     Not applicable.
                                           o Paid to us by check or transfer
                                             of contract value in a tax
                                             deferred exchange under Section
                                             1035 of the Internal Revenue
                                             Code.
                                           o Paid to us by an employer who
                                             establishes a payroll deduction
                                             program.
----------------------------------------------------------------------------------------------------------------
Traditional IRA    0 through 70            o "Regular" traditional IRA            o For all types of IRAs,
                                             contributions either made by you       regular IRA contributions
                                             or paid to us by an employer who       may not exceed $2,000 for
                                             establishes a payroll deduction        a year.
                                             program.                             o No regular IRA
                                           o Rollovers from a qualified plan.       contributions in the year
                                           o Rollovers from a TSA.                  you turn age 70 1/2 and
                                           o Rollovers from another                 thereafter.
                                             traditional individual retirement    o Rollover and direct
                                             arrangement.                           transfer contributions
                                           o Direct custodian-to-custodian          after age 70 1/2 must
                                             transfers from other traditional       be net of required
                                             individual retirement                  minimum distributions.
                                             arrangements.
----------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  17
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
 Contract          Available for           Source of                               Limitations on
type              annuitant issue ages*   contributions                           contributions
----------------------------------------------------------------------------------------------------------------
Roth IRA         0 through 79            o Regular after-tax contributions       o For all types of IRAs,
                                           either made by you or paid to us        regular IRA contributions
                                           by an employer who establishes a        may not exceed $2,000 for
                                           payroll deduction program.              a year.
                                         o Rollovers from another Roth IRA.      o Contributions are subject
                                         o Conversion rollovers from a             to income limits and
                                           traditional IRA.                        other tax rules. See "Tax
                                         o Direct transfers from another           information - Contributions
                                           Roth IRA.                               to Roth IRAs."
----------------------------------------------------------------------------------------------------------------
QP Traditional   0 through 79            o Rollovers from a qualified plan.      o Rollover contributions
IRA                                      o Rollovers from a TSA.                   after age 70 1/2 must be
                                         o The EQUI-VEST QP Traditional IRA        net of required minimum
                                           contract is intended to be a            distributions.
                                           conduit IRA. Only rollovers from      o Regular after-tax
                                           a qualified plan or TSA are             contributions are not
                                           permitted.                              permitted.
----------------------------------------------------------------------------------------------------------------


* For Traditional IRAs, the maximum issue age is 70, but we will issue up to age 79 if it is a rollover contribution. For all other IRAs we will issue contracts up to annuitant ages 80-83 with our prior approval.


See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all EQUI-VEST contracts with the same annuitant would then total more than $1,000,000. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.

For information on when contributions are credited see "Dates and prices at which contract events occur" under "More information" later in this prospectus.

--------------------------------------------------------------------------------
18  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

OWNER AND ANNUITANT REQUIREMENTS

Under NQ contracts, the annuitant can be different than the owner.

Under any type of the IRA contract, the owner and annuitant must be the same person.


HOW YOU CAN MAKE YOUR CONTRIBUTIONS

Except as indicated below, contributions must be by check drawn on a U.S. bank in U.S. dollars, and made payable to Equitable Life. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

You may also make contributions by wire transfer or our automatic investment program. See "About other methods of payment" under "More information" later in this prospectus.

Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the Equitable associate submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

Generally, you may make additional contributions at any time. You may do so in single sum amounts, on a regular basis, or as your financial situation permits.

--------------------------------------------------------------------------------
Generally our "business day" is any day on which Equitable Life is open and the New York Stock Exchange is open for trading.
--------------------------------------------------------------------------------

SECTION 1035 EXCHANGES

You may apply the value of an existing nonqualified deferred annuity contract (or life insurance or endowment contract) to purchase an NQ contract in a tax-free exchange if you follow certain procedures as shown in the form that we require you to use. Also see "Tax information" later in this prospectus.


WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

Your investment options are the variable investment options and the fixed maturity options.


VARIABLE INVESTMENT OPTIONS

Your investment results in any one of the 30 variable investment options will depend on the investment performance of the underlying Portfolios. Listed below are the currently available Portfolios, their investment objectives, and their advisers.

--------------------------------------------------------------------------------
You can choose from among 30 variable investment options.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  19
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

PORTFOLIOS OF THE HUDSON RIVER TRUST



 Portfolio Name                     Objective                                          Adviser
------------------------------------------------------------------------------------------------------------------------
 Alliance Aggressive Stock         Long-term growth of capital                        Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------
 Alliance Balanced                 High return through a combination of current       Alliance Capital Management L.P.
                                   income and capital appreciation
------------------------------------------------------------------------------------------------------------------------
 Alliance Common Stock             Long-term growth of capital and increasing         Alliance Capital Management L.P.
                                   income
------------------------------------------------------------------------------------------------------------------------
 Alliance Conservative Investors   High total return without, in the adviser's        Alliance Capital Management L.P.
                                   opinion, undue risk to principal
------------------------------------------------------------------------------------------------------------------------
 Alliance Equity Index             Total return (before The Hudson River Trust and    Alliance Capital Management L.P.
                                   Separate Account A annual expenses) that
                                   approximates the total return performance of the
                                   Standard & Poor's 500 Composite Stock Price
                                   Index
------------------------------------------------------------------------------------------------------------------------
 Alliance Global                   Long-term growth of capital                        Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------
 Alliance Growth & Income          High total return through a combination of         Alliance Capital Management L.P.
                                   current income and capital appreciation
------------------------------------------------------------------------------------------------------------------------
 Alliance Growth Investors         High total return consistent with the adviser's    Alliance Capital Management L.P.
                                   determination of reasonable risk
------------------------------------------------------------------------------------------------------------------------
 Alliance High Yield               High return by maximizing current income and,      Alliance Capital Management L.P.
                                   to the extent consistent with that objective,
                                   capital appreciation
------------------------------------------------------------------------------------------------------------------------
 Alliance Intermediate             High current income consistent with relative       Alliance Capital Management L.P.
 Government Securities             stability of principal
------------------------------------------------------------------------------------------------------------------------
 Alliance International            Long-term growth of capital                        Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------
 Alliance Money Market             High level of current income while preserving      Alliance Capital Management L.P.
                                   assets and maintaining liquidity
------------------------------------------------------------------------------------------------------------------------
 Alliance Quality Bond             High current income consistent with preservation   Alliance Capital Management L.P.
                                   of capital
------------------------------------------------------------------------------------------------------------------------
 Alliance Small Cap Growth         Long-term growth of capital                        Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
20  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

PORTFOLIOS OF EQ ADVISORS TRUST


 Portfolio Name                      Objective                                          Adviser
------------------------------------------------------------------------------------------------------------------------

 EQ/Alliance Premier Growth         Long-term growth of capital                        Alliance Capital Management L.P.
------------------------------------------------------------------------------------------------------------------------
 Capital Guardian Research          Long-term growth of capital                        Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------
 Capital Guardian U.S. Equity       Long-term growth of capital                        Capital Guardian Trust Company
------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen                       Capital appreciation                               Evergreen Asset Management Corp.
------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Foundation            In order of priority, reasonable income,           Evergreen Asset Management Corp.
                                    conservation of capital, and capital
                                    appreciation
------------------------------------------------------------------------------------------------------------------------
 MFS Emerging Growth                Long-term growth of capital                        Massachusetts Financial Services
 Companies                                                                             Company
------------------------------------------------------------------------------------------------------------------------
 MFS Growth with Income             Reasonable current income and long-term            Massachusetts Financial Services
                                    growth of capital and income                       Company

------------------------------------------------------------------------------------------------------------------------
 MFS Research                       Long-term growth of capital and future income      Massachusetts Financial Services
                                                                                       Company
------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch Basic Value Equity   Capital appreciation and, secondarily, income      Merrill Lynch Asset Management, L.P.
------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch World Strategy       High total investment return                       Merrill Lynch Asset Management, L.P.
------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Emerging            Long-term capital appreciation                     Morgan Stanley Asset Management
 Markets Equity
------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Balanced                 Balanced investment                                Putnam Investment Management, Inc.
------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Growth & Income          Capital growth, current income is a secondary      Putnam Investment Management, Inc.
 Value                              objective
------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Income        Substantial dividend income and also capital       T. Rowe Price Associates, Inc.
                                    appreciation
------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price International        Long-term growth of capital                        Rowe Price-Fleming International, Inc.
 Stock
------------------------------------------------------------------------------------------------------------------------
 Warburg Pincus Small Company       Long-term capital appreciation                     Warburg Pincus Asset Management, Inc.
 Value
------------------------------------------------------------------------------------------------------------------------

Other important information about the Portfolios is included in the separate prospectuses for The Hudson River Trust and EQ Advisors Trust attached at the end of this prospectus. See "Proposed substitution of Portfolios" under "More information" for information regarding the proposed substitution of newly created Portfolios of EQ Advisors Trust for the Portfolios of The Hudson River Trust currently available under the variable investment options.

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  21
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FIXED MATURITY OPTIONS


We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in contracts issued in Maryland.


--------------------------------------------------------------------------------
 Fixed maturity options range from one to ten years to maturity
--------------------------------------------------------------------------------

The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. This rate will never be less than 3%. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a market value adjustment that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We discuss the market value adjustment below and in greater detail later in this prospectus under "More information."


On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amount will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on June 15th for each of the maturity years 2000 through 2009. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

o you previously allocated a contribution or made a transfer to the same fixed maturity option; or

o    the rate to maturity is 3%; or

o the fixed maturity option's maturity date is within the current calendar year; or

o the fixed maturity option's maturity date is later than the date annuity payments are to begin.

YOUR CHOICES AT THE MATURITY DATE. We will notify you at least 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

(a) transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

(b)  withdraw the maturity value (there may be a withdrawal charge).

If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the Alliance Money Market option, or another investment option if we are required to do so by any state regulation.

MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity

--------------------------------------------------------------------------------
22  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

option. The amount of the adjustment will depend on two factors:

(a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

(b)  the length of time remaining until the maturity date.

In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.


We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, under "More information" later in this prospectus. The Appendix to this prospectus provides an example of how the market value adjustment is calculated.

ALLOCATING YOUR CONTRIBUTIONS


You may allocate your contributions to one or more, or all of the investment options. However, you may not allocate more than one contribution to any one fixed maturity option. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options they become part of your account value. We discuss account value under "Determining your contract's value."


YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our Processing Office within 10 days after you receive it. In some states, this "free look" period may be longer.

For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the fixed maturity options, your refund will equal the amount of the contribution allocated to the fixed maturity options reflecting any positive or negative market value adjustments. Some states require that we refund the full amount of your contribution (not including any investment gain or loss, interest, or market value adjustment). For IRA contracts returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.

We may require that you wait six months before you apply for a contract with us again if:

o    you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

Please see "Tax information" for possible consequences of cancelling your contract.

If you fully or partially convert an existing Traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a Traditional IRA contract. Our Processing Office, or your Equitable associate, can provide you with the cancellation instructions. Ask for the form entitled "EQUI-VEST Roth IRA Re-Characterization Form."

--------------------------------------------------------------------------------
                                           DETERMINING YOUR CONTRACT'S VALUE  23
--------------------------------------------------------------------------------


2
Determining your contract's value


--------------------------------------------------------------------------------

YOUR ACCOUNT VALUE

Your "account value" is the total of the values you have in the variable investment options and the market adjusted amounts you have in the fixed maturity options. These amounts are subject to certain fees and charges discussed under "Charges and expenses."


Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less any withdrawal charge that may apply, and less the total amount or a pro rata portion of the annual administrative charge. Please see "Surrendering your contract to receive its cash value" under "Accessing your money."


YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS

Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

--------------------------------------------------------------------------------
Units measure your value in each variable investment option.
--------------------------------------------------------------------------------


The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless you make additional contributions, make a withdrawal, or transfer amounts among investment options. In addition, when we deduct the withdrawal charge, the annual administrative charge, or third-party transfer or exchange charge, the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.


YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.

--------------------------------------------------------------------------------
24  TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS
--------------------------------------------------------------------------------


3
Transferring your money
among investment
options

--------------------------------------------------------------------------------

TRANSFERRING YOUR ACCOUNT VALUE

At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

o You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

o You may not transfer to a fixed maturity option in which you already have value.

o You may not transfer to a fixed maturity option if its maturity date is later than the date annuity payments are to begin.

o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.

Subject to the terms of your contract, upon advance notice, we may change or establish additional restrictions on transfers among the investment options. A transfer request does not change your percentages for allocating current or future contributions among the investment options.

You may request a transfer in writing or by telephone using TOPS. You must send in all signed written requests directly to our Processing Office. Transfer requests should specify:

(1)  the contract number,

(2)  the dollar amounts to be transferred, and

(3)  the investment options to and from which you are transferring.

We will confirm all transfers in writing.

AUTOMATIC TRANSFER OPTIONS


GENERAL DOLLAR-COST AVERAGING

One of our automatic transfer options, referred to as general dollar - cost averaging, allows you to have amounts automatically transferred from the Alliance Money Market option to the other variable investment options on a monthly basis. In order to elect the general dollar - cost averaging option you must have a minimum of $2,000 in the Alliance Money Market option on the date we receive your election form at our Processing Office. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the Alliance Money Market option have been transferred out.


The minimum amount that we will transfer each month is $50. The maximum amount we will transfer is equal to your value in the Alliance Money Market option at the time the program is elected, divided by the number of transfers scheduled to be made.


If, on any transfer date, your value in the Alliance Money Market option is equal to or less than the amount you have elected to have transferred, the entire amount will be transferred. General dollar - cost averaging will then end. You may change the transfer amount once each contract year, or cancel this program at any time.



Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of investing, however, does not guarantee that you will earn a profit or be protected against losses.


REBALANCING YOUR ACCOUNT VALUE


Another automatic transfer option we currently offer is a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:


(a) the percentage you want invested in each variable investment option (whole percentages only), and

(b) how often you want the rebalancing to occur (quarterly, semiannually, or annually).

--------------------------------------------------------------------------------
                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS  25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. You must rebalance your entire account value in the variable investment options.

--------------------------------------------------------------------------------
Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your Equitable associate and/or financial adviser before electing the program.
--------------------------------------------------------------------------------

You may elect the rebalancing program at any time. To be eligible, you must have at least $5,000 of account value in the variable investment options. Rebalancing is not available for amounts you have allocated in the fixed maturity options.

You may change your allocation instructions or cancel the program at any time.

--------------------------------------------------------------------------------
26  ACCESSING YOUR MONEY
--------------------------------------------------------------------------------


4
Accessing your money


--------------------------------------------------------------------------------

WITHDRAWING YOUR ACCOUNT VALUE

You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information."


                                 METHOD OF WITHDRAWAL
                     ---------------------------------------------
                                     MINIMUM
 CONTRACT               LUMP SUM       SYSTEMATIC     DISTRIBUTION
-------------------------------------------------------------------
NQ                       Yes             Yes              No
-------------------------------------------------------------------
Traditional IRA          Yes             Yes              Yes
-------------------------------------------------------------------
QP IRA                   Yes             Yes              Yes
-------------------------------------------------------------------
Roth IRA                 Yes             Yes              No
-------------------------------------------------------------------


LUMP SUM WITHDRAWALS
(All contracts)

You may take lump sum withdrawals from your account value at any time while the annuitant is living and before annuity payments begin. The minimum amount you may withdraw at any time is $300. If your account value is less than $500 after a withdrawal, we may terminate your contract and pay you its cash value.


Lump sum withdrawals in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.


SYSTEMATIC WITHDRAWALS
(All contracts)

If you have at least $20,000 of account value in the variable investment options you may elect systematic withdrawals. You may elect to have your systematic withdrawals made on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $300. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking account.

You may withdraw a fixed-dollar amount from the variable investment options. You do not have to maintain a minimum amount. You may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

(1)  pro rata from more than one variable investment option
     (without using up your total value in those options); or

(2) pro rata from more than one variable investment option (until your value in those options is used up); or

(3) you may specify a dollar amount from only one variable investment option.

You can cancel the systematic withdrawal option at any time.

Amounts withdrawn in excess of the 10% free withdrawal amount may be subject to a withdrawal charge.


MINIMUM DISTRIBUTION WITHDRAWALS
(Traditional IRA and QP IRA contracts -- See "Tax information")

We offer the minimum distribution withdrawal option to help you meet required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age
70 1/2 and have account value in the variable investment options of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you its cash value. You elect the method you want us to use to calculate your minimum distribution withdrawal from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.

Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your values in the variable investment options. If those amounts are insufficient, we will make up required amounts from the fixed maturity options to the extent you have value in those options. A market value adjustment may apply. We will

--------------------------------------------------------------------------------
                                                        ACCESSING YOUR MONEY  27
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


calculate your payment each year based on your account value at the end of each prior calendar year, based on the method you choose.

--------------------------------------------------------------------------------
We will send to Traditional IRA and QP IRA owners a form outlining the minimum distribution options available before you reach age
701/2 (if you have not begun your annuity payments before that time).
--------------------------------------------------------------------------------

AUTOMATIC NQ DEPOSIT SERVICE

If you are receiving required minimum distribution payments from a Traditional IRA or QP IRA contract you may use our automatic NQ deposit service.

Under this service we will automatically deposit the required minimum distribution payment from your Traditional IRA or QP IRA contract directly into an existing EQUI-VEST Express NQ or an existing EQUI-VEST NQ contract according to your allocation instructions.

DEPOSIT OPTION FOR NQ CONTRACTS ONLY

You can elect the deposit option for your benefit while you live, or for the benefit of your beneficiary.

Proceeds from your NQ contract can be deposited with us for a period you select (including one for as long as the annuitant lives). We will hold the amounts in our general account. We will credit interest on the amounts at a guaranteed rate for the specified period. We will pay out the interest on the amount deposited at least once each year.

If you elect this option for your benefit, you deposit the amount with us that you would otherwise apply to an annuity payout option. If you elect this option for your beneficiary before the annuitant's death, death benefit proceeds can be left on deposit with us subject to certain restrictions, instead of being paid out to the beneficiary.

Other restrictions apply to the deposit option. Your Equitable associate can provide more information about this option, or you may call our Processing Office.

SURRENDER OF YOUR CONTRACT TO RECEIVE ITS CASH VALUE

You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our Processing Office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Choosing your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments" below. For the tax consequences of surrenders, see "Tax information."


WHEN WE MAY TERMINATE YOUR CONTRACT

We may terminate your contract and pay you the cash value if:

(1) your account value is less than $500 and you have not made contributions to your contract for a period of three years; or

(2) you request a lump sum withdrawal that reduces your account value to an amount less than $500; or

(3) you have not made any contributions within 120 days from your contract date.

WHEN TO EXPECT PAYMENTS

Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

--------------------------------------------------------------------------------
28  ACCESSING YOUR MONEY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

(1)  the New York Stock Exchange is closed or restricts trading,

(2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

(3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

We can defer payment of any portion of your values in the fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.


CHOOSING YOUR ANNUITY PAYOUT OPTIONS

EQUI-VEST Express offers you several choices for receiving retirement income. Each choice enables you to receive fixed or, in some cases, variable annuity payments.

You can choose from among the different forms of annuity payout options listed below. Restrictions apply, depending on the type of contract you own.

ANNUITY PAYOUT OPTIONS

You can choose from among the following annuity payout options:

o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

o Life annuity - period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. Under IRAs, the period certain cannot exceed your life expectancy or the joint life expectancy of you and your spouse.

o Life annuity - refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

All of the above payout options are available as fixed annuities. With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your contract or on our then current annuity rates, whichever is more favorable for you.

The life annuity, life annuity - period certain, and life annuity - refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

The following annuity payout options are available as variable annuities:

o    Life annuity (except in New York)

o    Life annuity - period certain

o    Joint and survivor life annuity (100% to survivor)

--------------------------------------------------------------------------------
                                                        ACCESSING YOUR MONEY  29
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

o Joint and survivor life period certain annuity (100% to survivor)

Variable annuities may be funded through your choice of variable investment options investing in Portfolios of The Hudson River Trust. On or about October 1, 1999, these Portfolios will become Portfolios of EQ Advisors Trust. See "Proposed substitution of Portfolios" under "About The Hudson River Trust and EQ Advisors Trust." The contract also offers a fixed annuity payout option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate. Please see "Annuity unit values" in the SAI.

We also make the variable annuity payout options available to owners of our single premium deferred annuity ("SPDA") contract and certain other combination fixed and variable annuity contracts. Such contractholders who are considering purchasing a variable payout option should also review the information in this prospectus relating to the variable investment options. The Hudson River Trust prospectus (directly following this prospectus), and the sections of the SAI which discuss the variable annuity payout option should also be reviewed.

We may offer other payout options not outlined here. Your Equitable associate can provide details.


SELECTING AN ANNUITY PAYOUT OPTION

When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. We require you to return your contract before annuity payments begin.

You can choose the date annuity payments are to begin. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the contract date anniversary that follows the annuitant's 90th birthday. This may be different in some states.

Before your annuity payments are to begin, we will notify you by letter that the annuity payout options are available. Once you have selected a payout option and payments have begun, no change can be made, other than transfers (if permitted in the future) among the variable investment options if a variable annuity is selected.

The amount of the annuity payments will depend on:

(1)  the amount applied to purchase the annuity;

(2) the type of annuity chosen, and whether it is fixed or variable. If you choose a variable annuity, we will use an assumed based rate of either 5% or 3 1/2% to calculate the level of payments. We provide information about the assumed base rate in the SAI;

(3) in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

(4)  in certain instances, the sex of the annuitant(s).

In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.

If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

--------------------------------------------------------------------------------
30  CHARGES AND EXPENSES
--------------------------------------------------------------------------------


5
Charges and expenses


--------------------------------------------------------------------------------

CHARGES THAT EQUITABLE LIFE DEDUCTS

We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:


o    A mortality and expense risks charge, which includes a death benefit charge

o    A charge for other expenses

We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

o    An annual administrative charge, if applicable

o    Charge for third-party transfer or exchange

o At the time you make certain withdrawals or surrender your contract, or your contract is terminated - a withdrawal charge

o At the time annuity payments are to begin - charges for any state premium or other applicable taxes. An annuity administrative fee may also apply


More information about these charges appears below.


MORTALITY AND EXPENSE RISKS CHARGE

We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the death benefit. The daily charge is equivalent to an annual rate of 0.70% of the net assets in each variable investment option.

The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. We may change the actuarial basis for our guaranteed annuity payment tables, but only for new contributions and only at five year intervals from the contract date. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract. In addition, we waive any withdrawal charge upon payment of a death benefit.

The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts.


CHARGE FOR OTHER EXPENSES

We deduct this daily charge from the net assets in each variable investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts. The daily charge is equivalent to a maximum annual rate of 0.25% of net assets in each variable investment option.


ANNUAL ADMINISTRATIVE CHARGE

We deduct an administrative charge from your account value on the last business day of each contract year. We will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option, or the annuitant dies during the contract year. We deduct the charge if your account value on the last business day of the contract year, is less than $25,000 under NQ contracts and $20,000 under IRA contracts. If your account value on such date is $25,000 or more for NQ ($20,000 or more for IRA) contracts, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your current account value. The charge is $30 for contract years three and later. We may increase this charge if our administrative costs rise, but the charge will never exceed $65 annually.

The charge is deducted pro rata from the variable investment options. If those amounts are insufficient, we will make up

--------------------------------------------------------------------------------
                                                        CHARGES AND EXPENSES  31
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


the required amounts from the fixed maturity options to the extent you have value in those options, unless you tell us otherwise.


CHARGE FOR THIRD-PARTY TRANSFER OR EXCHANGE

We impose a charge for making a direct transfer of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. In either case, we will deduct from your account value any withdrawal charge that applies and a charge of $25 for each direct transfer or exchange. We reserve the right to increase this charge to a maximum of $65.



WITHDRAWAL CHARGE

A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; (2) you surrender your contract to receive its cash value; or (3) we terminate your contract. The amount of the charge will depend on whether the free withdrawal amount applies, and the availability of one or more exceptions.

The withdrawal charge equals a percentage of the contributions withdrawn. The percentage that applies depends on how long each contribution has been invested in the contract. We determine the withdrawal charge separately for each contribution according to the following table:

--------------------------------------------------------------------------------
                                 CONTRACT YEAR
--------------------------------------------------------------------------------
                       1       2       3       4       5       6       7      8+
--------------------------------------------------------------------------------
 Percentage of
   contribution        7%      6%      5%      4%      3%      2%      1%     0%
--------------------------------------------------------------------------------

For purposes of calculating the withdrawal charge, we treat the contract year in which we receive a contribution as "contract year 1." Amounts withdrawn up to the free withdrawal amount are not considered withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, federal income tax rules treat earnings under most NQ contracts as withdrawn first. See "Tax information."


In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. If we deduct all or a portion of the withdrawal charge from the fixed maturity options, a market value adjustment may apply.

The withdrawal charge does not apply in the circumstances described below.

10% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 10% of your account value without paying a withdrawal charge. The 10% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the contract year.

DEATH OR PURCHASE OF ANNUITY. The withdrawal charge does not apply:

o    If the annuitant dies and a death benefit is payable to the beneficiary.

o If we receive a properly completed election form providing for the account value to be used to buy a life contingent annuity or a non-life annuity with a period certain for a term of at least ten years.

CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES


We deduct a charge for applicable taxes such as premium taxes that may be imposed in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be

--------------------------------------------------------------------------------
32  CHARGES AND EXPENSES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

imposed varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).

We reserve the right to deduct any applicable charges for taxes such as premium taxes from each contribution, or from withdrawals, or for surrender and termination of your contract. If we have deducted any applicable charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax charge is later imposed upon us when you make a withdrawal, or surrender your contract, or it is terminated, or you elect to begin receiving annuity payments, we reserve the right to deduct a charge at that time.


ANNUITY ADMINISTRATIVE FEE

We generally deduct a fee of up to $350 from the amount to be applied to purchase a life annuity payout option.


CHARGES THAT THE TRUSTS DEDUCT

The Hudson River Trust and EQ Advisors Trust each deducts charges for the following types of fees and expenses:

o    Investment advisory fees ranging from 0.31% to 1.15%.

o    12b-1 fees of 0.25%.

o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

o    Investment-related expenses, such as brokerage commissions.

These charges are reflected in the daily share price of each Portfolio. Since shares of each trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectuses for The Hudson River Trust and EQ Advisors Trust following this prospectus.

GROUP OR SPONSORED ARRANGEMENTS

For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of The Hudson River Trust or EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for Traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees,

--------------------------------------------------------------------------------
                                                        CHARGES AND EXPENSES  33
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it will be unfairly discriminatory.

--------------------------------------------------------------------------------
34  PAYMENT OF DEATH BENEFIT
--------------------------------------------------------------------------------


6
Payment of death benefit


--------------------------------------------------------------------------------

YOUR BENEFICIARY AND PAYMENT OF BENEFIT

You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time by writing to our Processing Office. The change will be effective on the date the written request for the change is received in our Processing Office. We are not responsible for any beneficiary change request that we do not receive.

The death benefit is equal to your account value, or, if greater, the "minimum death benefit." The minimum death benefit is equal to your total contributions, less withdrawals and any taxes that may apply. We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment.

On the date we determine the death benefit, your account value will be deducted from the investment options. We will hold this amount in our general account and credit it with interest at a rate not less than the rate required by law. If you have transferred the value of another annuity contract that we issue to your EQUI-VEST Express contract, the value of the other contract's minimum death benefit calculated as of the time of the transfer will be included in the total contributions for the purpose of calculating the minimum death benefit.


EFFECT OF THE ANNUITANT'S DEATH

If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

Generally, the death of the annuitant terminates the contract. However, a beneficiary who is the surviving spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant.

For Traditional IRA and QP IRA contracts, a beneficiary who is not a surviving spouse may be able to have limited ownership as discussed under "Beneficiary continuation option under Traditional IRA and QP IRA Contracts" below.

WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT


Under certain conditions the owner can change after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want the beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time by sending satisfactory notice to our Processing Office.


Unless the surviving spouse of the owner who has died is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

o The cash value of the contract must be fully paid to the designated beneficiary (new owner) by December 31st of the fifth calendar year after your death.

o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin no later than December 31st following the calendar year of the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value on December 31st of the fifth calendar year following the year of your death.


If the surviving spouse is the successor owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.


HOW DEATH BENEFIT PAYMENT IS MADE

We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout

--------------------------------------------------------------------------------
                                                    PAYMENT OF DEATH BENEFIT  35
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


options we offer at the time. See "Choosing your annuity payout options" under "Accessing your money" earlier in this prospectus. Please note that if you are both the contract owner and the annuitant, you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.


Single sum payments generally are paid through the Equitable Life Access Account(TM), an interest bearing checking account. Beneficiaries have immediate access to the proceeds by writing a check on the account. We pay interest from the date the single sum is deposited into the Access Account until the account is closed.


BENEFICIARY CONTINUATION OPTION UNDER TRADITIONAL IRA AND QP IRA CONTRACTS

Upon your death, a nonspouse beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of the death benefit being paid in a single sum. The account value used to provide the distributions will be increased to equal the amount of the death benefit.

The beneficiary's choices depend in part on whether or not you were taking required minimum distributions under the contract prior to your death.

(1) If you were taking required minimum distributions under the contract, the distributions to the beneficiary must continue to be made at least as rapidly as prior to your death.

(2) If you die before you must take required minimum distributions under the contract, the beneficiary may begin taking minimum distributions under the contract, but such withdrawals must be based on the beneficiary's life expectancy. The withdrawals must begin by December 31st of the calendar year following your death. If there is more than one beneficiary, the shortest life expectancy must be used.

(3) The withdrawals must be taken annually. There will not be a withdrawal charge for these withdrawals. The beneficiary along with his or her tax adviser will be responsible for determining the amount of the withdrawals.

(4) The designated beneficiary must be a natural person and of legal age at the time of election. The beneficiary must elect this option within 30 days following the date we receive proof of your death. If no election is made within 30 days to: (1) receive the death benefit, or (2) continue the contract and take annual withdrawals as described above, or (3) defer payment of the account value for five years, the death benefit will be paid to the beneficiary according to our standard procedures.

(5) While the contract continues in your name, the beneficiary may transfer the contract's account value among the investment options. However, additional contributions will not be permitted and the death benefit provisions will no longer be in effect. Although the only withdrawals that will be permitted are minimum distribution withdrawals, the beneficiary may choose at any time to withdraw all of the account value and no withdrawal charges will apply.

--------------------------------------------------------------------------------
36  TAX INFORMATION
--------------------------------------------------------------------------------


7
Tax information


--------------------------------------------------------------------------------

OVERVIEW

In this part of the prospectus, we discuss the current federal income tax rules that generally apply to EQUI-VEST Express contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Traditional IRA, QP IRA, or Roth IRA. Therefore, we discuss the tax aspects of each type of contract separately.

Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

If you are buying a contract to fund a retirement plan that already provides tax deferral under the Internal Revenue Code (any type of IRA) you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.


TRANSFERS AMONG INVESTMENT OPTIONS

You can make transfers among investment options inside the contract without triggering taxable income.

TAXATION OF NONQUALIFIED ANNUITIES


CONTRIBUTIONS

You may not deduct the amount of your contributions to a nonqualified annuity contract.


CONTRACT EARNINGS

Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under securities laws);

o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

ANNUITY PAYMENTS

Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount

--------------------------------------------------------------------------------
                                                             TAX INFORMATION  37
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

of the payment. For variable annuity payments, your investment in the contract divided by the number of expected payments is your tax-free portion of each payment.

Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.


CONTRACTS PURCHASED THROUGH EXCHANGES

You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:

o the contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).

o the owner and the annuitant are the same under the source contract and the EQUI-VEST Express NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

The tax basis of the source contract carries over to the EQUI-VEST Express NQ contract.


SURRENDERS

If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

For the rules applicable to death benefits, see "Payment of death benefit" and "When an NQ contract owner dies before the annuitant" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.


EARLY DISTRIBUTION PENALTY TAX

If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o    on or after your death; or

o    because you are disabled (special federal income tax definition); or

o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.


SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your

--------------------------------------------------------------------------------
38  TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.


INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS")


GENERAL

"IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

There are two basic types of IRAs, as follows:

o "Traditional IRAs," typically funded on a pre-tax basis including SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans. EQUIVEST Express Traditional IRA and QP-IRA are traditional IRAs.

o Roth IRAs, first available in 1998, funded on an after-tax basis. EQUI-VEST Express Roth IRA.

Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.

You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS Web site (www.irs.ustreas.gov).

Equitable Life designs its traditional IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.

The EQUI-VEST Express IRA contract has been approved by the IRS as to form for use as a Traditional IRA. We have submitted the Roth IRA version for formal IRS approval. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the EQUI-VEST Express IRA contract.


CANCELLATION


You can cancel any version of the EQUI-VEST Express IRA contract (Traditional IRA, QP IRA, or Roth IRA) by following the directions under "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in the prospectus. You can cancel an EQUI-VEST Express Roth IRA contract issued as a result of a full or partial conversion of any EQUI-VEST Traditional IRA contract by following the instructions in the "EQUI-VEST Roth IRA Re-Characterization Form." The form is available from our Processing Office or your Equitable associate. If you cancel a Traditional IRA, or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.



TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES (TRADITIONAL IRAS)

CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:

o    regular contributions out of earned income or compensation; or

--------------------------------------------------------------------------------
                                                            TAX INFORMATION  39
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

o    tax-free "rollover" contributions; or

o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").

REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS

The EQUI-VEST Express Traditional IRA is intended receive regular contributions.

LIMITS ON CONTRIBUTIONS TO TRADITIONAL IRAS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's traditional IRAs and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $2,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your traditional IRAs for each tax year up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income (AGI) is BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your traditional IRAs. For each tax year your fully deductible contribution can be up to $2,000 or, if less, your earned income.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls within a PHASE-OUT range, you can make partially deductible contributions to your traditional IRAs.

IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you may not deduct any of your regular contributions to your traditional IRAs.

If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $31,000 and $41,000 in 1999. This range will increase every year until 2005 when the range is $50,000-$60,000.

If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $51,000 and $61,000 in 1999. This range will increase every year until 2007 when the range is $80,000-$100,000.

Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse.

--------------------------------------------------------------------------------
40  TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.

To determine the deductible amount of the contribution in 1999, you determine AGI and subtract $31,000 if you are single, or $51,000 if you are married and file a joint return with your spouse. The resulting amount is your Excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:




                                times     $2,000 (or earned     Equals     the adjusted
($10,000-excess AGI)                       income, if less)                deductible
------------------------------                                             contribution limit
   divided by $10,000             x               =

NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $2,000 per person limit. See "Excess Contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of Traditional IRAs" below.

If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15th return filing deadline (without extensions) of the following calendar year to make your regular contributions for a tax year.


EXCESS CONTRIBUTIONS

Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

o    regular contributions of more than $2,000; or

o regular contributions of more than earned income for the year, if that amount is under $2,000; or

o    regular contributions to a traditional IRA made after you reach age
     70 1/2; or

o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

(1)  the rollover was from a qualified retirement plan to a traditional IRA;

(2) the excess contribution was due to incorrect information that the plan provided; and

(3)  you took no tax deduction for the excess contribution.

--------------------------------------------------------------------------------
                                                            TAX INFORMATION  41
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

RECHARACTERIZATIONS

You may also change your mind about amounts contributed as Roth IRA funds to Traditional IRA funds, in accordance with special federal income tax rules, if you use the forms we prescribe. This is referred to as having "recharacterized" your contribution.


ROLLOVERS AND TRANSFERS

Rollover contributions may be made to a traditional IRA from these sources:

o    qualified plans;

o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts); and

o    other traditional IRAs.

Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.


ROLLOVERS FROM QUALIFIED PLANS OR TSAS

There are two ways to do rollovers:

o    Do it yourself

You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

o    Direct rollover

You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

o    only after-tax contributions you made to the plan; or

o "required minimum distributions" after age 70 1/2 or separation from service; or

o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

o    a hardship withdrawal; or

o substantially equal periodic payments made for a specified period of 10 years or more; or

o    corrective distributions that fit specified technical tax rules; or

o    loans that are treated as distributions; or

o    a death benefit payment to a beneficiary who is not your surviving spouse;
     or

o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.


ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.

--------------------------------------------------------------------------------
42  TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible Traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

In addition, a distribution is not taxable if:

o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above); or

o in certain limited circumstances, where the traditional IRA acts as a conduit, you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this conduit Traditional IRA treatment:

     o the source of funds you used to establish the traditional IRA must have been a rollover contribution from a qualified plan, and

     o the entire amount received from the traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

Similar rules apply in the case of a TSA. However, you may lose conduit treatment, if you make an eligible rollover distribution contribution to a Traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date.

Distributions from a traditional IRA are not eligible for favorable five-year averaging (or, in some cases, ten-year averaging and long-term capital gain treatment) available to certain distributions from qualified plans.

The EQUI-VEST Express QP IRA contract is intended to be used as a conduit IRA however, non-rollover contributions cannot be commingled.


REQUIRED MINIMUM DISTRIBUTIONS

LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your Traditional IRAs beginning at age 70 1/2.

WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age
70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 - April
1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the first annual minimum distribution, then you will have to

--------------------------------------------------------------------------------
                                                            TAX INFORMATION  43
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

take two minimum distributions in that year - the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

HOW YOU CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions - "account-based" or "annuity-based."

Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually recalculate your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to use the term certain method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

You can later apply your traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate selecting any form of life annuity payout after you are age 701|M/2, you must have elected to recalculate life expectancies.

Annuity-based method. If you choose an annuity-based method you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS? No. If you want, you can choose a different method and a different beneficiary for each of your Traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.

WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice-versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual required minimum distribution from any one or more traditional IRAs that you own.

--------------------------------------------------------------------------------
44  TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age 70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? If you die after either (a) the start of annuity payments, or (b) your Required Beginning Date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2.

If you die before your Required Beginning Date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age 70 1/2 or (b) roll over your traditional IRA into his or her own traditional IRA.


SUCCESSOR ANNUITANT AND OWNER

If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.

PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

IRA death benefits are taxed the same as IRA distributions.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age
59 1/2 before the first day of that tax year.


EARLY DISTRIBUTION PENALTY TAX

A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

o    on or after your death; or

o    because you are disabled (special federal income tax definition); or

o to pay for certain extraordinary medical expenses (special federal income tax definition); or

o to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

o to pay certain first-time home buyer expenses (special federal income tax definition); or

o to pay certain higher education expenses (special federal income tax definition); or

o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

--------------------------------------------------------------------------------
                                                            TAX INFORMATION  45
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the Traditional IRA, we will refer you to the same topic under "Traditional IRAs."

The EQUI-VEST Express Roth IRA contracts are designed to qualify as Roth individual retirement annuities under Sections 408A and 408(b) of the Internal Revenue Code.


CONTRIBUTIONS TO ROTH IRAS

Individuals may make four different types of contributions to a Roth IRA:

o    regular after-tax contributions out of earnings; or

o taxable rollover contributions from Traditional IRAs ("conversion" contributions); or

o    tax-free rollover contributions from other Roth IRAs; or

o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.


REGULAR CONTRIBUTIONS TO ROTH IRAS

LIMITS ON REGULAR CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular IRA and after-tax contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under traditional IRAs.

With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. But, you cannot make contributions for any year that:

o your federal income tax filing status is "married filing jointly" and your adjusted gross income is over $160,000; or,

o your federal income tax filing status is "single" and your adjusted gross income is over $110,000.

However, you can make regular Roth IRA contributions in reduced amounts when:

o your federal income tax filing status is "married filing jointly" and your adjusted gross income is between $150,000 and $160,000; or

o your federal income tax filing status is "single" and your adjusted gross income is between $95,000 and $110,000.

If you are married and filing separately and your adjusted gross income is between $0 and $10,000 the amount of regular contribution you are permitted to make is phased out. If your adjusted gross income is more than $10,000 you cannot make a regular Roth IRA contribution.

WHEN YOU CAN MAKE CONTRIBUTIONS? Same as traditional IRAs.

DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

ROLLOVERS AND DIRECT TRANSFERS

WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

o    another Roth IRA ("tax-free rollover contribution"); or

o another traditional IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable "conversion" rollover ("conversion contribution").

You may not make contributions to a Roth IRA from a qualified plan under Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue

--------------------------------------------------------------------------------
46  TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

The difference between a rollover transaction and a direct transfer transaction is the following. In a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth
IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, Traditional IRA to Roth IRA).

You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.


CONVERSION CONTRIBUTIONS TO ROTH IRAS

In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another Traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. (If you have ever made nondeductible regular IRA contributions to any traditional IRA - whether or not it is the traditional IRA you are converting - a pro rata portion of the distribution is tax-free.)

There is, however, no early distribution penalty tax on the traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. (For this purpose, your adjusted gross income is calculated without the gross income stemming from the traditional IRA conversion.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age
70 1/2.


WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


DISTRIBUTIONS FROM ROTH IRAS

Distributions include withdrawals from your contract, surrender and termination of your contract and annuity payments from your contract. Death benefits are also distributions.

--------------------------------------------------------------------------------
                                                            TAX INFORMATION  47
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

The following distributions from Roth IRAs are free of income tax:

o    Rollovers from a Roth IRA to another Roth IRA;

o    Direct transfers from a Roth IRA to another Roth IRA;

o    "Qualified Distributions" from Roth IRAs; and

o    Return of excess contributions or amounts recharacterized to a traditional
     IRA.


QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

o    you reach age 59 1/2; or

o    you die; or

o    you become disabled (special federal income tax definition); or

o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.


NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS

Nonqualified distributions from Roth IRAs are distributions that do not meet the qualifying event and five-year aging period tests described above. Such distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.


REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

Same as traditional IRA under "What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.



PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

Same as traditional IRA.


EXCESS CONTRIBUTIONS

Same as traditional IRA, except that regular contributions made after age 70 1/2 are not "excess contributions."

Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this,

--------------------------------------------------------------------------------
48  TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

you must also withdraw or recharacterize any earnings attributable to the contribution.


EARLY DISTRIBUTION PENALTY TAX

Same as traditional IRA.

For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.


FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

You must file your request not to withhold in writing before the payment or distribution is made. Our Processing Office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

You should note the following special situations:

o We might have to withhold on amounts we pay under a free look or cancellation.

o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

o We are required to withhold on the gross amount of a distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number.


FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,700 in periodic annuity payments in 1999 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

--------------------------------------------------------------------------------
                                                             TAX INFORMATION  49
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

For a non-periodic distribution (total surrender, termination, or partial withdrawal), we generally withhold at a flat 10% rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of IRAs and Roth IRAs.


IMPACT OF TAXES TO EQUITABLE LIFE

The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.

--------------------------------------------------------------------------------
50  MORE INFORMATION
--------------------------------------------------------------------------------


8
More information


--------------------------------------------------------------------------------

ABOUT OUR SEPARATE ACCOUNT A

Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account A's operations are accounted for without regard to Equitable Life's other operations.

Separate Account A is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account A.

Each subaccount (variable investment option) within Separate Account A invests solely in Class IB shares issued by the corresponding Portfolios of The Hudson River Trust and EQ Advisors Trust.

We reserve the right subject to compliance with laws that apply:

(1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

(2)  to combine any two or more variable investment options;

(3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

(4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

(5)  to deregister Separate Account A under the Investment Company Act of 1940;


(6)  to restrict or eliminate any voting rights as to Separate Account A; and

(7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.


ABOUT THE HUDSON RIVER TRUST AND EQ ADVISORS TRUST

The Hudson River Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each trust issues different shares relating to each Portfolio.

The Hudson River Trust and EQ Advisors Trust do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on a trust's shares are reinvested in full. The Boards of Trustee of The Hudson River Trust and EQ Advisors Trust each may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about The Hudson River Trust and EQ Advisors Trust, their investment objectives, policies, restrictions, risks, expenses, their Rule 12b-1 Plans, and other aspects of their operations, appears in their prospectuses attached at the end of this prospectus, or in their SAIs which are available upon request.

PROPOSED SUBSTITUTION OF PORTFOLIOS. We are asking the SEC to approve the substitution of newly created Portfolios of the EQ Advisors Trust for each of The Hudson River Trust Portfolios currently available under the variable investment options (the "Substitution"). The EQ Advisors Trust Portfolios will have substantially identical investment objectives, strategies, and policies as those of The Hudson River Trust Portfolios they would replace. The assets of any

--------------------------------------------------------------------------------
MORE INFORMATION 51
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

Portfolio of The Hudson River Trust underlying your contract would be transferred to the substituted EQ Advisors Trust Portfolio.

We believe that this Substitution will be in your best interest because you would have a single set of variable investment options with similar advisory structures. You also will have a single EQ Advisors Trust prospectus for all the Portfolios, rather than the two separate prospectuses you now receive. EQ Financial Consultants Inc. will be the manager of the new EQ Advisors Trust Portfolios, and Alliance Capital Management L.P. will continue to provide the day-to-day advisory services to each of the new Portfolios.

You should note that:

o No action is required on your part. You will not need to vote a proxy, file a new election, or take any other action if the SEC approves the Substitution.

o The elections you have on file for allocating your account value and contributions will remain unchanged until you direct us otherwise.

o We will bear all expenses directly relating to the Substitution transaction.

o The management fees for the new Portfolios will be the same as those for the corresponding Portfolios of The Hudson River Trust. Certain of the new EQ Advisors Trust Portfolios may have slightly higher expense ratios.

o On the effective date of the Substitution transaction, your account value (i.e., the units you own) in the variable investment options will be the same as before the transaction.

o    The Substitution will have no tax consequences for you.

Please review the EQ Advisors Trust prospectus that accompanies this prospectus. It contains more information about EQ Advisors Trust, including its management structure, advisory arrangements, and general fees and expenses that will be of interest to you.

Subject to SEC approval, we expect the Substitution to be completed in the fall of 1999. It will affect everyone who has a balance in The Hudson River Trust Portfolios at that time. Of course, you may transfer your account value among the investment options, as usual.

We will notify you when we receive SEC approval and the Substitution is complete.


ABOUT OUR FIXED MATURITY OPTIONS

RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.


The rates to maturity for new allocations as of July 15, 1999 and the related price per $100 of maturity value were as follows:


---------------------------------------------------------------
    Fixed Maturity
      Options
  With June 15th
   Maturity Date       Rate to Maturity as         Price
        of                     of               Per $100 of
   Maturity Year          July 15, 1999        Maturity Value
---------------------------------------------------------------
        2000         4.10%                    $ 96.38
        2001         4.90%                    $ 91.23
        2002         5.25%                    $ 86.13
        2003         5.55%                    $ 80.93
        2004         5.60%                    $ 76.49
        2005         5.70%                    $ 72.03
        2006         5.75%                    $ 67.93
        2007         5.80%                    $ 63.99
        2008         5.90%                    $ 59.98
        2009         5.95%                    $ 56.37
---------------------------------------------------------------


HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

(1) We determine the market adjusted amount on the date of the withdrawal as follows:

--------------------------------------------------------------------------------
52  MORE INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


     (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

     (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.

     (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

     (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

(2) We determine the fixed maturity amount as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.


--------------------------------------------------------------------------------
Your market adjusted amount is the present value of the
maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the
date of the calculation.
--------------------------------------------------------------------------------

If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See the Appendix for an example.

For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.50% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

--------------------------------------------------------------------------------
                                                            MORE INFORMATION  53
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

ABOUT THE GENERAL ACCOUNT

Our general account supports all of our policy and contract guarantees, including those that apply to the fixed maturity options, as well as our general obligations.

The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to general accounts, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


ABOUT OTHER METHODS OF PAYMENT

AUTOMATIC INVESTMENT PROGRAM - FOR NQ,
TRADITIONAL IRA, AND ROTH IRA CONTRACTS


You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a bank checking account, bank money market account, or credit union checking account and contributed as an additional contribution into an NQ, Traditional IRA, or Roth IRA contract on a monthly basis.

AIP additional contributions may be allocated to any of the variable investment options but not the fixed maturity options. Our minimum contribution amount requirement is $20. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

You may cancel AIP at any time by notifying our Processing Office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our Processing Office.

PAYROLL DEDUCTION PROGRAM. You can authorize your employer to remit your IRA contributions to us if your employer has a payroll deduction program. Those contributions are still your contributions, not your employer's.

WIRE TRANSFERS. You may also send your contributions by wire transfer from your bank.


DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


BUSINESS DAY

Our business day is any day on which Equitable Life is open and the New York Stock Exchange is open for trading. We are closed on national business holidays including Martin Luther King, Jr. Day and the Friday after Thanksgiving. Additionally, we may choose to close on the day immediately preceding or following a national business holiday or due to emergency conditions. Our business day ends at 4:00 p.m., Eastern time for purposes of determining the date when contributions are applied and any other transaction requests are processed. Contributions will be applied and any other transaction requests will be processed when they are

--------------------------------------------------------------------------------
54  MORE INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

received along with all the required information unless another date applies as indicated below.

o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m., Eastern time on a business day, we will use the next business day.

o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

o Quarterly rebalancing will be processed on a calendar year basis and semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.

CONTRIBUTIONS AND TRANSFERS

o Contributions allocated to the variable investment options are invested at the unit value next determined after the close of the business day.

o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o If a fixed maturity option is scheduled to mature on June 15th and June 15th is a non-business day, that fixed maturity option will mature on the prior business day.

o Transfers to or from variable investment options will be made at the unit value next determined after the close of the business day.

o Transfers to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

o Transfers out of a fixed maturity option will be at the market adjusted amount on that business day.

o For general dollar-cost averaging, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our Processing Office.


ABOUT YOUR VOTING RIGHTS

As the owner of the shares of The Hudson River Trust and EQ Advisors Trust we have the right to vote on certain matters involving the Portfolios, such as:

o    the election of trustees; or

o    the formal approval of independent auditors selected for each trust; or

o any other matters described in the prospectuses for the trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote.

VOTING RIGHTS OF OTHERS

Currently, we control each trust. EQ Advisors Trust shares are sold only to our separate accounts and an affiliated qualified plan trust. The Hudson River Trust shares are also held by separate accounts of ours and by separate accounts of insurance companies unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Hudson River Trust Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.

--------------------------------------------------------------------------------
                                                            MORE INFORMATION  55
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

SEPARATE ACCOUNT A VOTING RIGHTS

If actions relating to Separate Account A require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


ABOUT OUR YEAR 2000 PROGRESS

Equitable Life relies upon various computer systems in order to administer your contract and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.


In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. Equitable Life has completed the work of modifying or replacing non-compliant systems and has confirmed, through testing, that its systems are year 2000 compliant. Equitable Life has contacted third-party vendors and service providers to seek confirmation that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to contract owners and on operations of the investment options. All third-party vendors and service providers considered critical to Equitable Life's business, and substantially all vendors and service providers considered non-critical, have provided us confirmation of their year 2000 compliance or a satisfactory plan for compliance. With respect to vendors and service providers considered non-critical, we believe we are on schedule for substantially all such vendors and service providers to be confirmed by September 30, 1999 as year 2000 compliant or the subject of a satisfactory plan for compliance. If such confirmation is not received by September 30, 1999 the vendor or service provider will be replaced, eliminated or the subject of contingency plans. Additionally, Equitable Life has supplemented its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures.


There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your contract and operate the investment options.


To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act (P.L. 105-271) (1998).



ABOUT LEGAL PROCEEDINGS

Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.


ABOUT OUR INDEPENDENT ACCOUNTANTS

The financial statements of Equitable Life incorporated in this prospectus by reference to the Annual Report on Form 10-K at December 31, 1998 and 1997, and for the three

--------------------------------------------------------------------------------
56  MORE INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

years ended December 31, 1998, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our Processing Office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

You cannot assign or transfer ownership of a Traditional IRA, QP IRA, or Roth IRA contract except by surrender to us. Loans are not available and you cannot assign Traditional IRA, QP IRA and Roth IRA contracts as security for a loan or other obligation.

For limited transfers of ownership after the owner's death see "Payment of death benefit" and "Beneficiary continuation option under Traditional IRA and QP IRA contracts." You may direct the transfer of the values under your Traditional IRA, QP IRA and Roth IRA contract to another similar arrangement.


DISTRIBUTION OF THE CONTRACTS


Equitable Financial Consultants, Inc. ("EQF"), an indirect, wholly owned subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account A. EQF serves as the principal underwriter of Separate Account A. EQF is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. EQF's principal business address is 1290 Avenue of the Americas, New York, NY 10104. Under a Distribution and Servicing Agreement between EQF, Equitable life, and certain of Equitable Life's separate accounts, including Separate Account A, Equitable Life paid EQF fees of $325,380 for 1998 and $325,380 for 1997, as distributor of certain contracts and as the principal underwriter of certain separate accounts, including Separate Account A. By year end 1999, EQF plans to become AXA Advisors, LLC, and will become a subsidiary of AXA Financial, Inc.


The contracts will be sold by registered representatives of EQF and its affiliates, who are also our licensed insurance agents. EQF may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreements with Equitable Life. The offering of the contracts is intended to be continuous.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  57
--------------------------------------------------------------------------------


9
Investment performance


--------------------------------------------------------------------------------

We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the Portfolios in which they invest. We include these tables because they may be of general interest to you. THE RESULTS SHOWN REFLECT PAST PERFORMANCE. THEY DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. THEY ALSO DO NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.

Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all fees and charges under the contract, but do not reflect the charges for any applicable taxes such as premium taxes, or any applicable annuity administrative fee.

Tables 3, 4 and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all fees and charges under the contract, but do not reflect the annual administrative charge and any withdrawal charge, or charges for any applicable taxes such as premium taxes, or any applicable annuity administrative fee. If the charges were reflected they would effectively reduce the rates of return shown.

In all cases the results shown are based on the actual historical investment experience of the Portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the Portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. The contracts are being offered for the first time as of the date of this prospectus.

In addition, we have adjusted the results prior to October 1996, when The Hudson River Trust Class IB shares were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock options for periods before those options were operated as part of a unit investment trust reflect the results of the separate accounts that preceded them. The "Since Portfolio inception" figures for these options are based on the date of inception of the preceding separate accounts. We have adjusted these results to reflect the fee and expense structure in effect for Separate Account A as a unit investment trust. See "The Reorganization" in the SAI for additional information.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.


BENCHMARKS

Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed Portfolio. Also, they do not reflect other charges such as the mortality and expense risks and other expense charges, annual administrative charge, or any withdrawal charge, under the contracts. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:

--------------------------------------------------------------------------------
58  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

----------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK: 50% Russell 2000 Index and 50%
  Standard & Poor's Mid-Cap Total Return Index.
ALLIANCE BALANCED: 50% Standard & Poor's 500 and 50% Lehman
  Government/Corporate Bond Index.
ALLIANCE COMMON STOCK: Standard & Poor's 500 Index.
ALLIANCE CONSERVATIVE INVESTORS: 70% Lehman Treasury Bond
  Composite Index and 30% Standard & Poor's 500 Index.
ALLIANCE EQUITY INDEX: Standard & Poor's 500 Index.
ALLIANCE GLOBAL: Morgan Stanley Capital International World Index. ALLIANCE GROWTH & INCOME: 75% Standard & Poor's 500 Index
  and 25% Value Line Convertibles Index.
ALLIANCE GROWTH INVESTORS: 30% Lehman Government/Corporate
  Bond Index and 70% Standard & Poor's 500 Index.
ALLIANCE HIGH YIELD: Merrill Lynch High Yield Master Index.
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES: Lehman
  Intermediate Government Bond Index.
ALLIANCE INTERNATIONAL: Morgan Stanley Capital International
  Europe, Australia, Far East Index.
ALLIANCE MONEY MARKET: Salomon Brothers Three-Month T-Bill
  Index.
ALLIANCE QUALITY BOND: Lehman Aggregate Bond Index.
ALLIANCE SMALL CAP GROWTH: Russell 2000 Growth Index.
EQ/ALLIANCE PREMIER GROWTH: Standard & Poor's 500 Index.
CAPITAL GUARDIAN RESEARCH: Standard & Poor's 500 Index.
CAPITAL GUARDIAN U.S. EQUITY: Standard & Poor's 500 Index. EQ/EVERGREEN: Russell 2000 Index.
EQ/EVERGREEN FOUNDATION: 60% Standard & Poor's 500
  Index/40% Lehman Brothers Aggregate Bond Index.
MFS EMERGING GROWTH COMPANIES: Russell 2000 Index.
MFS GROWTH WITH INCOME: Standard & Poor's 500 Index.
MFS Research: Standard & Poor's 500 Index.
MERRILL LYNCH BASIC VALUE EQUITY: Standard & Poor's 500 Index.
MERRILL LYNCH STRATEGY: 36% Standard & Poor's 500 Index/24%
  Morgan Stanley Capital International Europe, Australia, Far East Index/21% Salomon Brothers U.S. Treasury Bond 1 Year+ 14%
  Salomon Brothers World Government Bond (excluding U.S.)/and
  5% Three-Month U.S. Treasury Bill.
MORGAN STANLEY EMERGING MARKETS EQUITY: Morgan Stanley
  Capital International Emerging Markets Free Price Return Index. EQ/PUTNAM BALANCED: 60% Standard & Poor's 500 Index and 40%
  Lehman Government/Corporate Bond Index.
EQ/PUTNAM GROWTH & INCOME VALUE: Standard & Poor's 500
   Index.
T. ROWE PRICE EQUITY INCOME: Standard & Poor's 500 Index.
T. ROWE PRICE INTERNATIONAL STOCK: Morgan Stanley Capital International Europe, Australia, Far East Index.
WARBURG PINCUS SMALL COMPANY VALUE: Russell 2000 Index.
----------------------------------------------------------------------

LIPPER SURVEY. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., (Lipper), the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the EQUI-VEST Express performance relative to other variable annuity products.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  59
--------------------------------------------------------------------------------


                                    TABLE 1

AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998


--------------------------------------------------------------------------------------------------------------
                                                           Length of investment period
                                    --------------------------------------------------------------------------
                                                                                        Since        Since
                                            1           3          5          10       option      Portfolio
 Variable Investment Options             year        years      years      years     Inception*   inception**
--------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                (9.92)%      5.60%      7.45%      16.14%          -            -
--------------------------------------------------------------------------------------------------------------
Alliance Balanced                         7.39%       9.86%      6.61%       9.34%          -            -
--------------------------------------------------------------------------------------------------------------
Alliance Common Stock                    18.32%      22.69%     18.03%      15.44%          -            -
--------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors           3.28%       5.59%      5.16%          -        5.26%        6.42%
--------------------------------------------------------------------------------------------------------------
Alliance Equity Index                    17.04%      22.71%         -           -       22.12%       20.47%
--------------------------------------------------------------------------------------------------------------
Alliance Global                          10.97%      10.87%     10.21%      11.57%      10.12%           -
--------------------------------------------------------------------------------------------------------------
Alliance Growth & Income                 10.04%      17.57%     13.86%          -       13.97%       12.89%
--------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                 7.50%      10.82%      9.67%          -        9.86%       12.86%
--------------------------------------------------------------------------------------------------------------
Alliance High Yield                     (15.15)%      6.27%      5.97%       7.79%       5.93%           -
--------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government
  Securities                             (2.66)%      1.04%      0.99%          -        2.26%        3.35%
--------------------------------------------------------------------------------------------------------------
Alliance International                    0.08%       0.34%         -           -        1.44%        2.57%
--------------------------------------------------------------------------------------------------------------
Alliance Money Market                    (5.00)%      0.12%      0.79%       1.81%          -            -
--------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                    (1.75)%      2.54%      2.45%          -        2.51%        2.04%
--------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth               (14.34)%         -          -           -       (1.34)%       5.25%
--------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies            23.58%          -          -           -       22.80%       27.93%
--------------------------------------------------------------------------------------------------------------
MFS Research                             13.47%          -          -           -       13.93%       17.57%
--------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity          1.31%          -          -           -        6.22%       10.56%
--------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy             (3.31)%         -          -           -       (2.91)%       0.27%
--------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets
  Equity                                (36.16)%         -          -           -      (39.83)%     (39.83)%
--------------------------------------------------------------------------------------------------------------
E/Q Putnam Balanced                       1.54%          -          -           -        7.19%        9.18%
--------------------------------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value          2.51%          -          -           -        7.97%       10.84%
--------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income              (1.12)%         -          -           -        9.29%       11.95%
--------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock         3.37%          -          -           -       (1.95)%       0.34%
--------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company
  Value                                 (19.64%)         -          -           -       (6.57)%      (2.40)%
--------------------------------------------------------------------------------------------------------------

* Variable investment option inception dates are: Alliance Aggressive Stock (5/1/84), Alliance Balanced (5/1/84), Alliance Common Stock (8/27/81), Alliance Conservative Investors (1/4/94), Alliance Equity Index (6/1/94), Alliance Global (1/4/94), Alliance Growth & Income (1/4/94), Alliance Growth Investors (1/4/94), Alliance High Yield (1/4/94), Alliance Intermediate Government Securities (6/1/94), Alliance International (9/1/95), Alliance Money Market (5/11/82), Alliance Quality Bond (1/4/94), Alliance Small Cap Growth (6/2/97), MFS Emerging Growth Companies (6/2/97), MFS Research (6/2/97), Merrill Lynch Basic Value Equity (6/2/97), Merrill Lynch World Strategy (6/2/97), Morgan Stanley Emerging Markets Equity (8/20/97), EQ/Putnam Balanced (6/2/97), EQ/Putnam Growth & Income Value (6/2/97), T. Rowe Price Equity Income (6/2/97), T. Rowe Price International Stock (6/2/97), Warburg Pincus Small Company Value (6/2/97). The inception dates for the options that became available on or after December 31, 1998 and are therefore not shown in this table are: EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998), EQ/Alliance Premiere Growth, Capital Guardian Research, and Capital Guardian U.S. Equity (April 30, 1999).

--------------------------------------------------------------------------------
60  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

** The Portfolio inception dates are: Alliance Aggressive Stock (5/1/84), Alliance Balanced (5/1/84), Alliance Common Stock (8/1/68), Alliance Conservative Investors (10/2/89), Alliance Equity Index (3/1/94), Alliance Global (8/27/87), Alliance Growth & Income (10/1/93), Alliance Growth Investors (10/2/89), Alliance High Yield (1/2/87), Alliance Intermediate Government Securities (4/1/91), Alliance International (4/3/95), Alliance Money Market (5/11/82), Alliance Quality Bond (10/1/93), Alliance Small Cap Growth (5/1/97), MFS Emerging Growth Companies (5/1/97), MFS Research (5/1/97), Merrill Lynch Basic Value Equity (5/1/97), Merrill Lynch World Strategy (5/1/97), Morgan Stanley Emerging Markets Equity (8/20/97), EQ/Putnam Balanced (5/1/97), EQ/Putnam Growth & Income Value (5/1/97), T. Rowe Price Equity Income (5/1/97), T. Rowe Price International Stock (5/1/97), Warburg Pincus Small Company Value (5/1/97). The inception dates for the Portfolios that became available on or after December 31, 1998 and are therefore not shown in the tables are; EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998), EQ/Alliance Premiere Growth, Capital Guardian Research, and Capital Guardian U.S. Equity (April 30, 1999).

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  61
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    TABLE 2
      GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998



---------------------------------------------------------------------------------------------------------------------
                                                                    Length of investment period
---------------------------------------------------------------------------------------------------------------------
                                                                                                        Since
                                                   1             3              5             10      Portfolio
Variable Investment Options                      year          years          years          years    inception*
---------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                     $  900.77     $1,177.51     $1,432.42     $4,464.14             -
---------------------------------------------------------------------------------------------------------------------
Alliance Balanced                             $1,073.88     $1,325.78     $1,376.99     $2,442.53             -
---------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                         $1,183.17     $1,846.96     $2,290.48     $4,201.72             -
---------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors               $1,032.85     $1,177.13     $1,285.99             -     $1,777.49
---------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                         $1,170.40     $1,847.65             -             -     $2,462.10
---------------------------------------------------------------------------------------------------------------------
Alliance Global                               $1,109.66     $1,362.88     $1,625.93     $2,989.23             -
---------------------------------------------------------------------------------------------------------------------
Alliance Growth & Income                      $1,100.45     $1,625.20     $1,913.69             -     $1,890.30
---------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                     $1,075.00     $1,360.86     $1,586.82             -     $3,060.62
---------------------------------------------------------------------------------------------------------------------
Alliance High Yield                           $  848.52     $1,200.12     $1,336.27     $2,118.07             -
---------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities   $  973.35     $1,031.52     $1,050.35             -     $1,291.31
---------------------------------------------------------------------------------------------------------------------
Alliance International                        $1,000.81     $1,010.22             -             -     $1,099.90
---------------------------------------------------------------------------------------------------------------------
Alliance Money Market                         $  950.04     $1,003.73     $1,040.24     $1,196.16             -
---------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                         $  982.49     $1,078.07     $1,128.85             -     $1,111.64
---------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                     $  856.56            -              -             -     $1,089.22
---------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                 $1,235.75            -              -             -     $1,509.32
---------------------------------------------------------------------------------------------------------------------
MFS Research                                  $1,134.68            -              -             -     $1,310.64
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity              $1,013.11            -              -             -     $1,182.60
---------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                  $  966.92            -              -             -     $1,004.48
---------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity        $  638.40            -              -             -     $  499.27
---------------------------------------------------------------------------------------------------------------------
E/Q Putnam Balanced                           $1,015.36            -              -             -     $1,158.15
---------------------------------------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value              $1,025.14            -              -             -     $1,187.74
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                   $  988.76            -              -             -     $1,207.69
---------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock             $1,033.65            -              -             -     $1,005.69
---------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value            $  803.56            -              -             -     $  960.21
---------------------------------------------------------------------------------------------------------------------


*    Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
62  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                    TABLE 3
        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998


---------------------------------------------------------------------------------------------------------------------
                                                                                                              Since
                                                                                                           Portfolio
                                         1 year       3 years      5 years      10 years      20 years     inception*
---------------------------------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK               (0.94)%       9.40%        10.11%         17.47%            -         16.09%
---------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap Growth                   12.16%       16.33%        14.87%        15.44%            -         13.95%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                8.28%       17.77%        15.56%        16.49%            -         15.78%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE BALANCED                        16.72%       13.54%         9.50%        11.27%            -         10.98%
---------------------------------------------------------------------------------------------------------------------
 Lipper Balanced                         13.48%       15.79%        13.84%        12.97%            -         13.56%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                               19.02%       18.70%        16.88%        15.21%            -         15.37%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                    27.87%       26.11%        20.48%        17.27%        17.33%        12.18%
---------------------------------------------------------------------------------------------------------------------
 Lipper Growth                           22.86%       22.23%        18.63%        16.72%        16.30%        11.34%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                               28.58%       28.23%        24.06%        19.21%        17.76%        12.75%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS          12.54%        9.39%         8.10%            -             -          8.70%
---------------------------------------------------------------------------------------------------------------------
 Lipper Income                           14.20%       15.62%        14.31%            -             -         12.55%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                               15.59%       14.45%        13.37%            -             -         12.08%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE EQUITY INDEX                    26.57%       26.11%            -             -             -         22.88%
---------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index Funds              28.05%       27.67%            -             -             -         24.31%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                               28.58%       28.23%            -             -             -         24.79%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL                          20.37%       14.53%        12.90%        13.44%            -         11.20%
---------------------------------------------------------------------------------------------------------------------
 Lipper Global                           14.34%       14.67%        11.98%        11.21%            -          9.64%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                               24.34%       17.77%        15.68%        10.66%            -          9.55%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH & INCOME                 19.43%       21.09%        16.43%            -             -         15.46%
---------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                  15.61%       21.25%        18.35%            -             -         17.89%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                               20.10%       23.99%        21.07%            -             -         20.48%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS                16.84%       14.48%        12.39%            -             -         14.63%
---------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio               14.20%       15.62%        14.31%            -             -         12.55%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                               22.85%       22.69%        19.96%            -             -         15.55%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                     (6.27)%       10.05%         8.70%         9.86%            -          9.19%
---------------------------------------------------------------------------------------------------------------------
 Lipper High Yield                      (0.44)%        8.21%         7.37%         9.34%            -          8.97%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                3.66%        9.11%         9.01%        11.08%            -         10.72%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOVERNMENT
  SECURITIES                              6.46%        4.99%         4.14%            -             -          5.83%
---------------------------------------------------------------------------------------------------------------------
 Lipper U.S. Government                   7.68%        6.21%         5.91%            -             -          7.25%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                8.49%        6.74%         6.45%            -             -          7.60%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL                    9.27%        4.32%            -             -             -          6.04%
---------------------------------------------------------------------------------------------------------------------
 Lipper International                    13.02%        9.94%            -             -             -         10.74%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                               20.00%        9.00%            -             -             -          9.68%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                     4.09%        4.11%         3.92%         4.35%            -          5.52%
---------------------------------------------------------------------------------------------------------------------
 Lipper Money Market                      4.84%        4.87%         4.77%         5.20%            -          6.34%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                5.05%        5.18%         5.11%         5.44%                       6.41%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE QUALITY BOND                     7.40%        6.44%         5.51%            -             -          5.08%
---------------------------------------------------------------------------------------------------------------------
 Lipper Corporate Bond A-Rated            7.47%        6.38%         6.54%            -             -          6.21%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                8.69%        7.29%         7.27%            -             -          6.92%
---------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH               (5.45)%           -             -             -             -         10.91%
---------------------------------------------------------------------------------------------------------------------
 Lipper Small-Cap                       (0.33)%           -             -             -             -         16.72%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                1.23%           -             -             -             -         16.58%
---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  63
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              TABLE 3 (CONTINUED)
        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998


---------------------------------------------------------------------------------------------------------------------
                                                                                                           Since
                                                                                                        Portfolio
                                           1 year       3 years     5 years    10 years    20 years     inception*
---------------------------------------------------------------------------------------------------------------------
 MFS EMERGING GROWTH COMPANIES             33.24%     -           -           -           -               33.58%
---------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap                            15.97%     -           -           -           -               22.72%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                (2.54)%     -           -           -           -               14.53%
---------------------------------------------------------------------------------------------------------------------
 MFS RESEARCH                              22.93%     -           -           -           -               23.26%
---------------------------------------------------------------------------------------------------------------------
 Lipper Growth                             25.82%     -           -           -           -               28.73%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                 28.58%     -           -           -           -               31.63%
---------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH BASIC VALUE EQUITY          10.52%     -           -           -           -               16.22%
---------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                    15.54%     -           -           -           -               21.32%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                 28.58%     -           -           -           -               31.63%
---------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH WORLD STRATEGY               5.81%     -           -           -           -               5.93%
---------------------------------------------------------------------------------------------------------------------
 Lipper Global Flexible Portfolio           9.34%     -           -           -           -               11.15%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                 19.55%     -           -           -           -               20.00%
---------------------------------------------------------------------------------------------------------------------
 MORGAN STANLEY EMERGING MARKETS
  EQUITY                                 (27.71)%     -           -           -           -             (33.35)%
---------------------------------------------------------------------------------------------------------------------
 Lipper Emerging Markets                 (30.50)%     -           -           -           -             (36.28)%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                               (25.34)%     -           -           -           -             (28.92)%
---------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM BALANCED                        10.75%     -           -           -           -              14.85%
---------------------------------------------------------------------------------------------------------------------
 Lipper Balanced                           14.61%     -           -           -           -              17.83%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                 21.36%     -           -           -           -              23.48%
---------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH & INCOME VALUE           11.75%     -           -           -           -              16.51%
---------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                    15.54%     -           -           -           -              21.32%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                 28.58%     -           -           -           -              31.63%
---------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE EQUITY INCOME                8.04%     -           -           -           -              17.63%
---------------------------------------------------------------------------------------------------------------------
 Lipper Equity Income                      10.76%     -           -           -           -              19.07%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                 28.58%     -           -           -           -              31.63%
---------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE INTERNATIONAL STOCK         12.62%     -           -           -           -               6.00%
---------------------------------------------------------------------------------------------------------------------
 Lipper International                      12.17%     -           -           -           -               9.06%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                 20.00%     -           -           -           -              13.43%
---------------------------------------------------------------------------------------------------------------------
 WARBURG PINCUS SMALL COMPANY
  VALUE                                  (10.86)%     -           -           -           -               3.27%
---------------------------------------------------------------------------------------------------------------------
 Lipper Small-Cap                           1.53%     -           -           -           -              16.77%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                (2.54)%     -           -           -           -              14.53%
---------------------------------------------------------------------------------------------------------------------


*    Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
64  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                                    TABLE 4
        CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998



----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    Since
                                                                                                                 Portfolio
                                         1 year        3 years       5 years       10 years       20 years       inception*
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE AGGRESSIVE STOCK                 (0.94)%        30.94%        61.88%        400.31%              -         792.41%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap Growth                    12.16%         58.64%       102.73%        334.88%              -         613.05%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 8.28%         63.35%       106.12%        360.30%              -         759.55%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE BALANCED                         16.72%         46.37%        57.41%        190.84%              -         361.24%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Balanced                          13.48%         55.60%        91.92%        240.69%              -         553.21%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                19.02%         67.24%       118.08%        311.86%              -         715.64%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE COMMON STOCK                     27.87%        100.54%       153.84%        391.87%       2,343.81%      3,201.58%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                            22.86%         84.52%       138.97%        388.00%       2,185.68%      1,203.81%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                28.58%        110.85%       193.91%        479.62%       2,530.43%      3,755.68%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE CONSERVATIVE INVESTORS          12.54%         30.90%        47.60%             -               -         116.21%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Income                            14.20%         55.28%        97.15%             -               -         202.48%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                15.59%         49.92%        87.28%             -               -         187.40%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE EQUITY INDEX                     26.57%        100.57%            -              -               -         170.83%
----------------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index Funds               28.05%        108.12%            -              -               -         186.34%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                28.58%        110.85%            -              -               -         192.17%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE GLOBAL                           20.37%         50.24%        83.45%        253.05%              -         233.57%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Global                            14.34%         51.58%        77.94%        194.96%              -         188.08%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                24.34%         63.34%       107.19%        175.31%              -         181.57%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH & INCOME                  19.43%         77.55%       113.91%             -               -         112.72%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                   15.61%         79.05%       133.95%             -               -         139.10%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                20.10%         90.62%       160.09%             -               -         166.00%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE GROWTH INVESTORS                 16.84%         50.03%        79.33%             -               -         253.37%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio                14.20%         55.28%        97.15%             -               -         202.45%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                22.85%         84.68%       148.41%             -               -         280.88%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE HIGH YIELD                       (6.27)%        33.29%        51.74%        156.03%              -         187.19%
----------------------------------------------------------------------------------------------------------------------------
 Lipper High Yield                        (0.44)%        26.80%        43.00%        145.62%              -         182.21%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 3.66%         29.90%        53.96%        186.01%              -         239.69%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE
  GOVERNMENT SECURITIES                    6.46%         15.73%        22.46%             -               -          55.13%
----------------------------------------------------------------------------------------------------------------------------
 Lipper U.S. Government                    7.68%         19.84%        33.36%             -               -          72.35%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 8.49%         21.61%        36.71%             -               -          76.55%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE INTERNATIONAL                     9.27%         13.52%            -              -               -          24.58%
----------------------------------------------------------------------------------------------------------------------------
 Lipper International                     13.02%         33.62%            -              -               -          47.74%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                20.00%         29.52%            -              -               -          41.40%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                      4.09%         12.84%        21.20%         53.10%              -         144.55%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Money Market                       4.84%         15.34%        26.25%         66.09%              -         178.83%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 5.05%         16.35%        28.27%         69.88%              -         181.74%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE QUALITY BOND                      7.40%         20.58%        30.76%             -               -          29.71%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Corporate Bond A-Rated             7.47%         20.42%        37.37%             -               -          37.26%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 8.69%         23.51%        42.06%             -               -          42.14%
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE SMALL CAP GROWTH                 (5.45)%            -             -              -               -          18.86%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Small-Cap                         (0.33)%            -             -              -               -          28.98%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 1.23%             -             -              -               -          29.23%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  65
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

                              TABLE 4 (CONTINUED)
        CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998


---------------------------------------------------------------------------------------------------------------------
                                                                                                           Since
                                                                                                         Portfolio
                                           1 year      3 years     5 years    10 years    20 years     inception*
---------------------------------------------------------------------------------------------------------------------
MFS EMERGING GROWTH COMPANIES               33.24%     -           -           -           -                62.10%
---------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap                             15.97%     -           -           -           -                42.16%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                  (2.54)%    -           -           -           -                25.40%
---------------------------------------------------------------------------------------------------------------------
MFS RESEARCH                                22.93%     -           -           -           -                41.78%
---------------------------------------------------------------------------------------------------------------------
 Lipper Growth                              25.82%     -           -           -           -                52.86%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                  28.58%     -           -           -           -                57.60%
---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH BASIC VALUE EQUITY            10.52%     -           -           -           -                28.51%
---------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                     15.54%     -           -           -           -                15.59%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                  28.58%     -           -           -           -                57.60%
---------------------------------------------------------------------------------------------------------------------
MERRILL LYNCH WORLD STRATEGY                 5.81%     -           -           -           -                10.09%
---------------------------------------------------------------------------------------------------------------------
 Lipper Global Flexible Portfolio            9.34%     -           -           -           -                19.41%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                  19.55%     -           -           -           -                33.33%
---------------------------------------------------------------------------------------------------------------------
MORGAN STANLEY EMERGING MARKETS
  EQUITY                                   (27.71)%    -           -           -           -              (42.51)%
---------------------------------------------------------------------------------------------------------------------
 Lipper Emerging Markets                   (30.50)%    -           -           -           -              (45.67)%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                 (25.34)%    -           -           -           -              (36.71)%
---------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM BALANCED                          10.75%     -           -           -           -               25.99%
---------------------------------------------------------------------------------------------------------------------
 Lipper Balanced                            14.61%     -           -           -           -               31.59%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                  21.36%     -           -           -           -               42.22%
---------------------------------------------------------------------------------------------------------------------
EQ/PUTNAM GROWTH & INCOME VALUE             11.75%     -           -           -           -               29.05%
---------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                     15.54%     -           -           -           -               38.49%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                  28.58%     -           -           -           -               57.60%
---------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE EQUITY INCOME                  8.04%     -           -           -           -               31.11%
---------------------------------------------------------------------------------------------------------------------
 Lipper Equity Income                       10.76%     -           -           -           -               33.92%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                  28.58%     -           -           -           -               57.60%
---------------------------------------------------------------------------------------------------------------------
T. ROWE PRICE INTERNATIONAL STOCK           12.62%     -           -           -           -               10.22%
---------------------------------------------------------------------------------------------------------------------
 Lipper International                       12.17%     -           -           -           -               15.88%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                  20.00%     -           -           -           -               23.42%
---------------------------------------------------------------------------------------------------------------------
WARBURG PINCUS SMALL COMPANY
  VALUE                                    (10.86)%    -           -           -           -                5.51%
---------------------------------------------------------------------------------------------------------------------
 Lipper Small-Cap                            1.53%     -           -           -           -               29.95%
---------------------------------------------------------------------------------------------------------------------
 Benchmark                                  (2.54)%    -           -           -           -               25.40%
---------------------------------------------------------------------------------------------------------------------





*    Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
66  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    TABLE 5
                         YEAR-BY-YEAR RATES OF RETURN



--------------------------------------------------------------------------------------------------
                                        1989         1990        1991         1992         1993
--------------------------------------------------------------------------------------------------
Alliance Aggressive Stock               43.18%       5.79%       84.94%       (4.37)%     15.37%
--------------------------------------------------------------------------------------------------
Alliance Balanced                       24.97%      (1.20)%      40.46%       (4.02)%     10.99%
--------------------------------------------------------------------------------------------------
Alliance Common Stock                   24.43%      (9.13)%      36.21%        1.98%      23.38%
--------------------------------------------------------------------------------------------------
Alliance Conservative Investors          2.79%       5.14%       18.46%        4.53%       9.46%
--------------------------------------------------------------------------------------------------
Alliance Equity Index                       -           -            -            -           -
--------------------------------------------------------------------------------------------------
Alliance Global                         25.27%      (7.25)%      29.04%       (1.71)%     30.60%
--------------------------------------------------------------------------------------------------
Alliance Growth & Income                    -           -            -            -       (0.56)%
--------------------------------------------------------------------------------------------------
Alliance Growth Investors                3.70%       9.28%       47.22%        3.68%      13.91%
--------------------------------------------------------------------------------------------------
Alliance High Yield                      3.89%      (2.29)%      23.03%       11.00%      21.73%
--------------------------------------------------------------------------------------------------
Alliance Intermediate Government
  Securities                                -           -        11.09%        4.34%       9.28%
--------------------------------------------------------------------------------------------------
Alliance International                      -           -            -            -           -
--------------------------------------------------------------------------------------------------
Alliance Money Market                    7.97%       7.07%        4.95%        2.33%       1.74%
--------------------------------------------------------------------------------------------------
Alliance Quality Bond                       -           -            -            -       (0.81)%
--------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                   -           -            -            -           -
--------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies               -           -            -            -           -
--------------------------------------------------------------------------------------------------
MFS Research                                -           -            -            -           -
--------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity            -           -            -            -           -
--------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                -           -            -            -           -
--------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets
  Equity                                    -           -            -            -           -
--------------------------------------------------------------------------------------------------
E/Q Putnam Balanced                         -           -            -            -           -
--------------------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value            -           -            -            -           -
--------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                 -           -            -            -           -
--------------------------------------------------------------------------------------------------
T. Rowe Price International Stock           -           -            -            -           -
--------------------------------------------------------------------------------------------------
Warburg Pincus Small Company
  Value                                     -           -            -            -           -
--------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------
                                         1994         1995        1996         1997          1998
--------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                (5.00)%      30.13%      20.74%       9.47%       (0.94)%
--------------------------------------------------------------------------------------------------
Alliance Balanced                        (9.15)%      18.37%      10.35%      13.64%        16.72%
--------------------------------------------------------------------------------------------------
Alliance Common Stock                    (3.33%)      30.94%      22.81%      27.70%        27.87%
--------------------------------------------------------------------------------------------------
Alliance Conservative Investors          (5.26)%      19.01%       3.95%      11.90%        12.54%
--------------------------------------------------------------------------------------------------
Alliance Equity Index                     0.07%       34.94%      20.95%      31.02%        26.57%
--------------------------------------------------------------------------------------------------
Alliance Global                           3.98%       17.44%      13.24%      10.21%        20.37%
--------------------------------------------------------------------------------------------------
Alliance Growth & Income                 (1.77)%      22.65%      18.67%      25.27%        19.43%
--------------------------------------------------------------------------------------------------
Alliance Growth Investors                (4.32)%      24.93%      11.27%      15.40%        16.84%
--------------------------------------------------------------------------------------------------
Alliance High Yield                      (3.96)%      18.53%      21.46%      17.09%        (6.27)%
--------------------------------------------------------------------------------------------------
Alliance Intermediate Government
  Securities                             (5.53)%      12.01%       2.53%       6.02%         6.46%
--------------------------------------------------------------------------------------------------
Alliance International                       -         9.74%       8.50%      (4.25)%        9.27%
--------------------------------------------------------------------------------------------------
Alliance Money Market                     2.79%        4.50%       4.07%       4.17%         4.09%
--------------------------------------------------------------------------------------------------
Alliance Quality Bond                    (6.25)%      15.67%       4.10%       7.86%         7.40%
--------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                    -            -           -       25.71%       (5.45)%
--------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                -            -           -       21.66%        33.24%
--------------------------------------------------------------------------------------------------
MFS Research                                 -            -           -       15.32%        22.93%
--------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity             -            -           -       16.28%        10.52%
--------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                 -            -           -        4.05%         5.81%
--------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets
  Equity                                     -            -           -      (20.47)%      (27.71)%
--------------------------------------------------------------------------------------------------
E/Q Putnam Balanced                          -            -           -       13.76%        10.75%
--------------------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value             -            -           -       15.48%        11.75%
--------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                  -            -           -       21.36%         8.04%
--------------------------------------------------------------------------------------------------
T. Rowe Price International Stock            -            -           -       (2.13)%       12.62%
--------------------------------------------------------------------------------------------------
Warburg Pincus Small Company
  Value                                      -            -           -       18.37%      (10.86)%
--------------------------------------------------------------------------------------------------


     + Returns for these Portfolios represent less than 12 months of performance. The returns are as of each Portfolio inception date as shown in Table 1.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  67
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

COMMUNICATING PERFORMANCE DATA

In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

o    data developed by us derived from such indices or averages.

We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:

--------------------------------------------------------------------------------
 Barron's                           Money Management Letter
 Morningstar's Variable Annuity     Investment Dealers Digest
  Sourcebook                        National Underwriter
 Business Week                      Pension & Investments
 Forbes                             USA Today
 Fortune                            Investor's Business Daily
 Institutional Investor             The New York Times
 Money                              The Wall Street Journal
 Kiplinger's Personal Finance       The Los Angeles Times
 Financial Planning                 The Chicago Tribune
 Investment Adviser
 Investment Management Weekly
--------------------------------------------------------------------------------

Lipper compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed Portfolios into 25 categories by Portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts; and

o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.

YIELD INFORMATION

Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the other options will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).

"Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option. The yields and effective yields assume the deduction of all contract charges and expenses other than the annual administrative charge, withdrawal charge, and any charge for taxes such as premium tax. For more information, see "Alliance Money Market Option and other Yield information" in the SAI.

--------------------------------------------------------------------------------
68  INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE
--------------------------------------------------------------------------------


10
Incorporation of certain documents by reference


--------------------------------------------------------------------------------


     Equitable Life's annual report on Form 10-K for the year ended December 31, 1998, a current report on Form 8-K dated April 9, 1999, and a quarterly report on Form 10-Q for the quarter ended June 30, 1999, are considered to be a part of this prospectus because they are incorporated by reference.


     After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") will be considered to become part of this prospectus because they are incorporated by reference.

     Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation, will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

     We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

     Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).

--------------------------------------------------------------------------------
                                 APPENDIX:  MARKET VALUE ADJUSTMENT EXAMPLE  A-1
--------------------------------------------------------------------------------

Appendix:  Market value adjustment example

--------------------------------------------------------------------------------

The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 had been invested on June 14, 1999 to a fixed maturity option with a maturity date of June 15, 2008 (i.e., nine years later) at a rate to maturity of 7.00%, resulting in a maturity value at the maturity date of $183,846. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2003.




-----------------------------------------------------------------------------------------------
                                                                        ASSUMED RATE TO
                                                                    MATURITY ON JUNE 15, 2003
                                                          -------------------------------------
                                                                        5.00%        9.00%
-----------------------------------------------------------------------------------------------
 AS OF JUNE 15, 2003 (BEFORE WITHDRAWAL)
-----------------------------------------------------------------------------------------------
(1) Market adjusted amount                                           $144,048    $119,487
----------------------------------------------------------------------------------------------
(2) Fixed maturity amount                                            $131,080    $131,080
----------------------------------------------------------------------------------------------
(3) Market value adjustment:
   (1) - (2)                                                         $ 12,968    $(11,593)
----------------------------------------------------------------------------------------------
 ON JUNE 15, 2003 (AFTER WITHDRAWAL)
----------------------------------------------------------------------------------------------
(4) Portion of market value adjustment associated with withdrawal:
   (3) x [$50,000/(1)]                                               $  4,501    $ (4,851)
----------------------------------------------------------------------------------------------
(5) Reduction in fixed maturity amount
   [$50,000 - (4)]                                                   $ 45,499    $ 54,851
----------------------------------------------------------------------------------------------
(6) Fixed maturity amount (2) - (5)                                  $ 85,581    $ 76,229
----------------------------------------------------------------------------------------------
(7) Maturity value                                                   $120,032    $106,915
----------------------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                                    $ 94,048    $ 69,487
-----------------------------------------------------------------------------------------------

You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a positive market value adjustment is realized.

Statement of additional information
--------------------------------------------------------------------------------


TABLE OF CONTENTS




                                                    Page
Required Minimum Distributions Option                2
Unit Values                                          2
Calculation of Annuity Payments                      3

The Reorganization                                   3
Custodian and Independent Accountants                4
Alliance Money Market Option Yield Information       4
Other Yield Information                              5

Key Factors in Retirement Planning                   5
Long-Term Market Trends                             10
Financial Statements                                12


HOW TO OBTAIN AN EQUI-VEST EXPRESS STATEMENT OF ADDITIONAL INFORMATION FOR
  SEPARATE ACCOUNT A

Call 1-800-628-6673 or send this request form to:
  EQUI-VEST Express
  Processing Office
  The Equitable Life
  P.O. Box 2996
  New York, NY 10116-2996


Please send me an EQUI-VEST Express Statement of Additional Information dated
        , 1999.
(Combination variable and fixed deferred annuity)


------------------------------------------------------------------------------
Name:


------------------------------------------------------------------------------
Address:


------------------------------------------------------------------------------
City            State    Zip








888-1209

EQUI-VEST(Reg. TM)

A combination variable and fixed deferred annuity contract

PROSPECTUS DATED    , 1999

Please read and keep this prospectus for future reference. It contains important information that you should know before purchasing, or taking any other action under your contract. Also, at the end of this prospectus you will find attached the prospectuses for The Hudson River Trust and EQ Advisors Trust which contain important information about their Portfolios.

--------------------------------------------------------------------------------


WHAT IS EQUI-VEST?

EQUI-VEST is a deferred annuity contract issued by The Equitable Life Assurance Society of the United States. It provides for the accumulation of retirement savings and for income. The contract also offers death benefit protection and a number of payout options. You invest to accumulate value on a tax-deferred basis in one or more of our variable investment options, our guaranteed interest option or in our fixed maturity options ("investment options"). This contract may not currently be available in all states.


--------------------------------------------------------------------------------
VARIABLE INVESTMENT OPTIONS
--------------------------------------------------------------------------------
FIXED INCOME OPTIONS:
--------------------------------------------------------------------------------
Domestic Fixed Income Aggressive Fixed Income
--------------------------------------------------------------------------------
o Alliance Money Market           o Alliance High Yield
o Alliance Intermediate
  Government Securities
o Alliance Quality Bond
--------------------------------------------------------------------------------
EQUITY OPTIONS:
--------------------------------------------------------------------------------
DOMESTIC EQUITY
--------------------------------------------------------------------------------
 o T. Rowe Price Equity Income     o Alliance Equity Index
 o EQ/Putnam Growth &              o Merrill Lynch Basic Value
   Income Value                    Equity
 o Alliance Growth & Income        o Alliance Common Stock
 o EQ/Alliance Premier Growth      o MFS Growth with Income
 o Capital Guardian Research       o MFS Research
 o Capital Guardian U.S.
   Equity
--------------------------------------------------------------------------------
INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
o Alliance Global                 o T. Rowe Price International
                                  Stock
o Alliance International
                                  o Morgan Stanley Emerging
                                  Markets Equity
--------------------------------------------------------------------------------
AGGRESSIVE EQUITY
-----------------------------------------------------------------------
o Alliance Aggressive Stock       o Alliance Small Cap Growth
o EQ/Evergreen                    o MFS Emerging Growth
                                  Companies
o Warburg Pincus Small
  Company Value
--------------------------------------------------------------------------------
ASSET ALLOCATION OPTIONS:
--------------------------------------------------------------------------------
o Alliance Conservative           o EQ/Evergreen Foundation
  Investors                       o Alliance Growth Investors
o EQ/Putnam Balanced              o Merrill Lynch World Strategy
o Alliance Balanced
--------------------------------------------------------------------------------


You allocate amounts to any of the variable investment options, subject to any restrictions. Each variable investment option is a subaccount of our Separate Account A. Each variable investment option, in turn, invests in a corresponding securities portfolio ("Portfolio") of The Hudson River Trust or EQ Advisors Trust. Your investment results in a variable investment option will depend on the investment performance of the related Portfolio.


GUARANTEED INTEREST OPTION. You may allocate amounts to the guaranteed interest option. This option is part of our general account and pays interest at guaranteed rates.

FIXED MATURITY OPTIONS. You may allocate amounts to one or more fixed maturity options. These amounts will receive a fixed rate of interest for a specified period. Interest is earned at a guaranteed rate we set. We make a market value adjustment (up or down) if you make transfers or withdrawals from a fixed maturity option before its maturity date.

TYPES OF CONTRACTS. We offer the contracts for use as:

o  A nonqualified annuity ("NQ") for after-tax contributions only

o An individual retirement annuity ("IRA"), Traditional IRA or Roth IRA ("Roth IRA")

o A Traditional IRA as a conduit to hold rollover distributions ("QP IRA") from a qualified plan or a Tax-Sheltered Annuity ("TSA")

Minimum contribution amounts ranging from $50 to $2,500 are required to purchase a contract. The minimum amount required depends on the type of contract, NQ, IRA or QP IRA, purchased.

Registration statements relating to this offering have been filed with the Securities and Exchange Commission ("SEC"). The statement of additional
information ("SAI") dated     , 1999, is a part of one of the registration
statements. The SAI is available free of charge. You may request one by writing to our Processing Office or calling 1(800) 628-6673. The SAI has been incorporated by reference into this prospectus. This prospectus and the SAI can also be obtained from the SEC's Web site at http://www.sec.gov. The table of contents for the SAI appears at the back of this prospectus.

THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL.

--------------------------------------------------------------------------------
2  CONTENTS OF THIS PROSPECTUS
--------------------------------------------------------------------------------

Contents of this prospectus
--------------------------------------------------------------------------------


EQUI-VEST(TM)


---------------------------------------------------------------
Index of key words and phrases                                4
Who is Equitable Life?                                        5
How to reach us                                               6
EQUI-VEST at a glance - key features                          9

---------------------------------------------------------------
FEE TABLE                                                    12
---------------------------------------------------------------
Examples                                                     15


---------------------------------------------------------------
1
CONTRACT FEATURES AND BENEFITS                               17
---------------------------------------------------------------
How you can purchase and contribute to your contract         17
Owner and annuitant requirements                             19
How you can make your contributions                          19
What are your investment options under the contract?         19
Selecting your investment method                             23
Allocating your contributions                                24
Your right to cancel within a certain number of days         24
Death benefit                                                25


---------------------------------------------------------------
2
DETERMINING YOUR CONTRACT'S VALUE                            26
---------------------------------------------------------------
Your account value                                           26
Your contract's value in the variable investment options     26
Your contract's value in the guaranteed interest option      26
Your contract's value in the fixed maturity options          26




--------------------------------------------------------------------------------
"We," "our" and "us" refer to Equitable Life.

When we address the reader of this prospectus with words such as "you" and "your," we mean the person who has the right or responsibility that the prospectus is discussing at that point. This is usually the contract owner.

When we use the word "contract" it also includes certificates that are issued under group contracts in some states.

--------------------------------------------------------------------------------
                                                  CONTENTS OF THIS PROSPECTUS  3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


---------------------------------------------------------------
3
TRANSFERRING YOUR MONEY AMONG
   INVESTMENT OPTIONS                                        27
---------------------------------------------------------------
Transferring your account value                              27
Automatic transfer options-investment simplifier             27
Rebalancing your account value                               28


---------------------------------------------------------------
4
ACCESSING YOUR MONEY                                         29
---------------------------------------------------------------
Withdrawing your account value                               29
Surrender of your contract to receive its cash value         30
When we may terminate your contract                          30
When to expect payments                                      30
Choosing your annuity payout options                         31


---------------------------------------------------------------
5
CHARGES AND EXPENSES                                         33
---------------------------------------------------------------
Charges that Equitable Life deducts                          33
Charges that the trusts deduct                               37
Group or sponsored arrangements                              37
Other distribution arrangements                              38


---------------------------------------------------------------
6
PAYMENT OF DEATH BENEFIT                                     39
---------------------------------------------------------------
Your beneficiary and payment of benefit                      39
How death benefit payment is made                            39
Beneficiary continuation option under
   Traditional IRA and QP IRA contracts                      40


---------------------------------------------------------------
7
TAX INFORMATION                                              41
---------------------------------------------------------------
Overview                                                     41
Transfers among investment options                           41
Taxation of nonqualified annuities                           41
Special rules for NQ contracts issued in Puerto Rico         42
Individual retirement arrangements ("IRAs")                  43
Federal and state income tax withholding and
   information reporting                                     56
Impact of taxes to Equitable Life                            57



---------------------------------------------------------------
8
MORE INFORMATION                                             58
---------------------------------------------------------------
About our Separate Account A                                 58
About The Hudson River Trust and EQ Advisors Trust           58
About our fixed maturity options                             59
About the general account                                    61
About other methods of payment                               61
Dates and prices at which contract events occur              61
About your voting rights                                     62
About our year 2000 progress                                 63
About legal proceedings                                      63
About our independent accountants                            64
Transfers of ownership, collateral assignments, loans,
   and borrowing                                             64
Distribution of the contracts                                64




---------------------------------------------------------------
9
INVESTMENT PERFORMANCE                                       65
-------------------------------------------------------      ----
Benchmarks                                                   65
Communicating performance data                               75


---------------------------------------------------------------
10
INCORPORATION OF CERTAIN DOCUMENTS BY
   REFERENCE                                                 77
---------------------------------------------------------------

---------------------------------------------------------------
APPENDICES
---------------------------------------------------------------
  I -- Condensed financial information                      A-1
 II -- Market value adjustment example                      B-1
III -- Death benefit example                                C-1

---------------------------------------------------------------
STATEMENT OF ADDITIONAL INFORMATION
   TABLE OF CONTENTS
---------------------------------------------------------------

--------------------------------------------------------------------------------
4  INDEX OF KEY WORDS AND PHRASES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Index of key words and
phrases


This index should help you locate more information on the terms used in this prospectus.
                                          Page
account value                             26
annuitant                                 18
annuity payout options                    31
beneficiary                               39
business day                              61
cash value                                26
conduit IRA                               47
contract date                             10
contract date anniversary                 10
contract year                             10
contributions                             17
Contributions to Roth IRAs
  Regular contribution                    53
  Rollover contributions                  53
  Conversion contributions                54
  Direct custodian-to-custodian
     transfers                            53
Contributions to Traditional IRAs
  Regular contributions                   44
  Rollover contributions                  46
  Direct custodian-to-custodian
     transfers                            46
fixed maturity amount                     22
fixed maturity options                    22
guaranteed interest option                22


                                          Page
IRA                                    cover
IRS                                       41
investment options                        19
market adjusted amount                    23
market value adjustment                   23
maturity value                            22
NQ                                      cover
Portfolio                               cover
Processing Office                          6
QP IRAs                                 cover
ratcheted death benefit                   25
rate to maturity                          22
recharacterized                           46
regular contribution                      45
Required Beginning Date                   47
Roth IRA                                cover
SAI                                     cover
SEC                                     cover
Substitution                              58
TOPS                                       6
Traditional IRA                         cover
TSA                                     cover
unit                                      26
unit investment trust                     58
variable investment options               19

To make this prospectus easier to read, we sometimes use different words than in the contract. This is illustrated below. Although we do use different words, they have the same meaning in this prospectus as in the contract or supplemental materials. Your Equitable associate can provide further explanation about your contract.



--------------------------------------------------------------------------------
PROSPECTUS                          CONTRACT OR SUPPLEMENTAL MATERIALS
--------------------------------------------------------------------------------
fixed maturity options              Guarantee Periods or Fixed Maturity Accounts
variable investment options         Investment Funds or Investment Divisions
account value                       Annuity Account Value
rate to maturity                    Guaranteed Rates
guaranteed interest option          Guaranteed Interest Account
unit                                accumulation unit
unit value                          accumulation unit value

--------------------------------------------------------------------------------
                                                       WHO IS EQUITABLE LIFE?  5
--------------------------------------------------------------------------------
Who is Equitable Life?
--------------------------------------------------------------------------------


We are The Equitable Life Assurance Society of the United States ("Equitable Life"), a New York stock life insurance corporation. We have been doing business since 1859. Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated ("Equitable Companies"), whose majority shareholder is AXA, a French holding company for an international group of insurance and related financial services companies. As a majority shareholder, and under its other arrangements with Equitable Life and Equitable Life's parent, AXA exercises significant influence over the operations and capital structure of Equitable Life and its parent. No company other than Equitable Life, however, has any legal responsibility to pay amounts that Equitable Life owes under the contracts. During 1999, Equitable Companies plans to change its name to AXA Financial, Inc.


Equitable Companies and its consolidated subsidiaries managed approximately $390.8 billion in assets as of June 30, 1999. For over 100 years Equitable Life has been among the largest insurance companies in the United States. We are licensed to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico, and the U.S. Virgin Islands. Our home office is located at 1290 Avenue of the Americas, New York, N.Y. 10104.

--------------------------------------------------------------------------------
6  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


HOW TO REACH US

You may communicate with our Processing Office as listed below for any of the following purposes:


--------------------------------------------------------------------------------
FOR NQ AND IRA OWNERS WHO SEND
CONTRIBUTIONS INDIVIDUALLY BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Life
EQUI-VEST
Individual Collections
P.O. Box 13459
Newark, NJ 07188-0459


--------------------------------------------------------------------------------
FOR NQ AND IRA OWNERS WHO SEND
CONTRIBUTIONS INDIVIDUALLY BY EXPRESS
DELIVERY:
--------------------------------------------------------------------------------
Equitable Life
c/o First Chicago National Processing Center
300 Harmon Meadow Boulevard, 3rd Floor
Secaucus, NJ 07094
Attn: Box 13459


--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G., REQUESTS FOR TRANSFERS, WITHDRAWALS, OR REQUIRED NOTICES) SENT BY REGULAR MAIL:
---------------------------------------------
Equitable Life
EQUI-VEST
P.O. Box 2996
New York, NY 10116-2996


--------------------------------------------------------------------------------
FOR ALL OTHER COMMUNICATIONS (E.G.,
REQUESTS FOR TRANSFERS, WITHDRAWALS, OR
REQUIRED NOTICES) SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Life
EQUI-VEST
200 Plaza Drive, 2nd Floor
Secaucus, NJ 07094

--------------------------------------------------------------------------------
FOR NQ AND IRA CONTRIBUTIONS REMITTED BY
EMPLOYERS AND SENT BY REGULAR MAIL:
--------------------------------------------------------------------------------
Equitable Life
EQUI-VEST
Unit Collections
P.O. Box 13463
Newark, New Jersey 07188-0463


--------------------------------------------------------------------------------
FOR NQ AND IRA CONTRIBUTIONS REMITTED BY
EMPLOYERS AND SENT BY EXPRESS DELIVERY:
--------------------------------------------------------------------------------
Equitable Life
c/o First Chicago National Processing Center
300 Harmon Meadow Boulevard, 3rd Floor
Secaucus, NJ 07094
Attn: Box 13463


--------------------------------------------------------------------------------
REPORTS WE PROVIDE:
--------------------------------------------------------------------------------
o  written confirmation of financial transactions;

o annual statement of your contract values as of the close of the calendar year;

o  statement of your contract values as of the last day of the contract year.

We reserve the right to change the frequency of these reports.



--------------------------------------------------------------------------------
TELEPHONE OPERATED PROGRAM SUPPORT
("TOPS") SYSTEM:
--------------------------------------------------------------------------------
TOPS is designed to provide you with up-to-date information via touch-tone telephone. You can obtain information on:

o  your current account value;

o  your current allocation percentages;

o  the number of units you have in the variable investment options; and

o  unit values.

--------------------------------------------------------------------------------
                                                       WHO IS EQUITABLE LIFE?  7
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


You can also:

o change your allocation percentages and/or transfer among the variable investment options and the guaranteed interest option;

o  elect the investment simplifier; and

o  change your personal identification number ("PIN").


TOPS is normally available seven days a week, 24 hours a day, by calling toll-free 1 (800) 755-7777. Of course, for reasons beyond our control, the service may sometimes be unavailable.

We have established procedures to reasonably confirm that the instructions communicated by telephone are genuine. For example, we will require certain personal identification information before we will act on telephone instructions and we will provide written confirmation of your transfers. We will not be liable for following telephone instructions we reasonably believe to be genuine.


--------------------------------------------------------------------------------
BY INTERNET:
--------------------------------------------------------------------------------
You can also access information about your contract on the Internet. Please visit our Web site at http://www.equitable.com, and click on EQAccess.



--------------------------------------------------------------------------------
CUSTOMER SERVICE REPRESENTATIVE:
--------------------------------------------------------------------------------
You may also use our toll-free number 1 (800) 628-6673 to speak with one of our customer service representatives. Our customer service representatives are available on each business day Monday through Thursday from 8:00 a.m. to 7:00 p.m., and on Fridays until 5:00 p.m. Eastern time.

You should send all contributions, notices, and requests to our Processing Office at an address above.

WE REQUIRE THAT THE FOLLOWING TYPES OF COMMUNICATIONS BE ON SPECIFIC FORMS WE PROVIDE FOR THAT PURPOSE:

(1)  conversion of your Traditional IRA to a Roth IRA;

(2)  cancellation of your Roth IRA and return to a Traditional IRA contract;

(3)  election of the automatic investment program;

(4)  election of the investment simplifier;

(5)  election of the automatic NQ deposit service;

(6)  election of the rebalancing program;

(7)  election of required minimum distribution option;

(8)  tax withholding election;

(9)  election of beneficiary continuation option;

(10) request for a transfer/rollover of assets or 1035 exchange to another carrier; and

(11) contract surrender and withdrawal requests.

WE ALSO HAVE SPECIFIC FORMS THAT WE RECOMMEND YOU USE FOR THE FOLLOWING TYPES OF REQUESTS:

(1)  address changes;

(2)  beneficiary changes;

(3)  transfers among investment options; and

(4)  change of ownership.

TO CHANGE OR CANCEL ANY OF THE FOLLOWING WE REQUIRE WRITTEN NOTIFICATION GENERALLY AT LEAST SEVEN CALENDAR DAYS BEFORE THE NEXT SCHEDULED TRANSACTION:

(1)  automatic investment program;

(2)  investment simplifier; and

(3)  rebalancing program.


You must sign and date all these requests. Any written request that is not on one of our forms must include your name and your contract number along with adequate details about the notice you wish to give or the action you wish us to take.

--------------------------------------------------------------------------------
8  WHO IS EQUITABLE LIFE?
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


SIGNATURES:

The proper person to sign forms, notices and requests would normally be the owner.

--------------------------------------------------------------------------------
                                        EQUI-VEST AT A GLANCE - - KEY FEATURES 9
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


EQUI-VEST at a glance --
key features


--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------------------------------------------------
PROFESSIONAL               EQUI-VEST's variable investment options invest in 30 different Portfolios managed by
INVESTMENT                 professional investment advisers.
MANAGEMENT
------------------------------------------------------------------------------------------------------------------------------------
GUARANTEED INTEREST        o Principal and interest guarantees
OPTION                     o Interest rates set periodically
------------------------------------------------------------------------------------------------------------------------------------
FIXED MATURITY             o 10 fixed maturity options with maturities ranging from
OPTIONS                      approximately 1 to 10 years.

                           o Each fixed maturity option offers a guarantee of principal and interest rate if you hold it to maturity.

                           ---------------------------------------------------------------------------------------------------------
                           If you make withdrawals or transfers from a fixed maturity option before maturity, there will be a market value adjustment due to differences in interest rates. This may increase or decrease any value that you have left in that fixed maturity option. If you surrender your contract, a market value adjustment may also apply.
                           ---------------------------------------------------------------------------------------------------------
TAX ADVANTAGES             o ON EARNINGS INSIDE THE           No tax on any dividends, interest or capital gains until you
                             CONTRACT                         make withdrawals from your contract or receive annuity payments.
                           ---------------------------------------------------------------------------------------------------------
                           o ON TRANSFERS INSIDE THE          No tax on transfers among investment options.
                             CONTRACT
                           ---------------------------------------------------------------------------------------------------------
                           If you are buying a contract to fund a retirement plan that already provides tax deferral under the
                           Internal Revenue Code (any type of IRA) you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.
------------------------------------------------------------------------------------------------------------------------------------
MINIMUM CONTRIBUTION       o NQ:
AMOUNTS                      - $1,000 (initial) or $50 (initial for payroll deduction); $50 (additional).
                           o Traditional IRA and Roth IRA:
                             - $50 (initial and additional).
                           o QP IRA:
                             - $2,500 each rollover amount.
                           ---------------------------------------------------------------------------------------------------------
                           Maximum contribution limits may apply.
------------------------------------------------------------------------------------------------------------------------------------

DEATH BENEFIT PROTECTION   The contract provides a death benefit for the beneficiary should the annuitant die. The death benefit is equal to the highest of the following:
                           o the account value, or
                           o the minimum death benefit, or
                           o if elected, the optional ratcheted death benefit.

------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
10  EQUI-VEST AT A GLANCE -- KEY FEATURES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
ACCESS TO YOUR MONEY   o Lump sum withdrawals
                       o Withdrawals on a  periodic basis
                       o Contract surrender

                       You may be subject to a withdrawal charge for certain
                       withdrawals. You may also incur income tax and a penalty
                       tax.
--------------------------------------------------------------------------------
PAYOUT ALTERNATIVES    o Annuity payout options
--------------------------------------------------------------------------------
ADDITIONAL FEATURES    o Dollar-cost averaging by automatic transfers
                         -- Interest sweep option
                         -- Fixed-dollar option
                       o Automatic investment program
                       o Account value rebalancing (quarterly, semiannually, and
                         annually)
                       o No charge on transfers among investment
                         options
                       o Waiver of withdrawal charge for disability,
                         confinement to a nursing home, and terminal illness
--------------------------------------------------------------------------------
FEES AND CHARGES       o Daily charge on amounts invested in variable
                         investment options for mortality and expense risks and other expenses at an annual rate of 1.20%.

                       o If your account value at the end of the contract year
                         is less than $25,000 for NQ contracts (or less than $20,000 for IRA contracts), we deduct an annual administrative charge equal to $30 or during the first two contract years 2% of your account value, if less ($65 maximum). If your account value is $25,000 or more for NQ contracts (or $20,000 or more for IRA contracts), we will not deduct the charge.


                       o Charge for third-party transfer (such as in the case of
                         a trustee-to-trustee transfer for an IRA contract) or exchange (if your contract is exchanged for a contract issued by another insurance company) - $25 currently ($65 maximum) per occurrence.


                       o No sales charge deducted when you make contributions.


                       o We deduct a charge equal to 6% of contributions that
                         have been withdrawn if such contributions were made in the current and five prior contract years. There is no charge in any contract year in which the amount withdrawn does not exceed 15% of your account value at the time of your withdrawal request minus prior withdrawals in that contract year. Under certain circumstances the withdrawal charge will not apply. They are discussed under "Charges and expenses" later in this prospectus.

                       ---------------------------------------------------------
                       The 12-month period beginning on your contract date and each 12-month period after that date is a "contract year." The end of each 12-month period is your "contract date anniversary." The "contract date" is the effective date of a contract. This usually is the business day we receive your initial contribution. Your contract date will be shown in your contract.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       EQUI-VEST AT A GLANCE -- KEY FEATURES  11
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


FEES AND CHARGES      o We deduct an annual charge equal to 0.15% of the account
(CONTINUED)             value on each contract date anniversary if you elect
                        the optional ratcheted death benefit.

                      o We deduct a charge for taxes such as premium taxes that
                        may be imposed in your state. The charge is generally deducted from the amount applied to an annuity payout option.

                      o We generally deduct a $350 annuity administrative fee
                        from amounts applied to purchase certain life annuity payout options.

                      o Annual expenses of The Hudson River Trust and EQ
                        Advisors Trust Portfolios are calculated as a percentage of the average daily net assets invested in each Portfolio. These expenses include management and advisory fees ranging from 0.31% to 1.15% annually, 12b-1 fees of 0.25% annually, and other expenses.



--------------------------------------------------------------------------------
ANNUITANT              NQ                0 - 79
ISSUE AGES             QP IRA            0 - 79
                       Traditional IRA   0 - 70
                       Roth IRA          0 - 79
--------------------------------------------------------------------------------
THE ABOVE IS NOT A COMPLETE DESCRIPTION OF ALL MATERIAL PROVISIONS OF THE CONTRACT. IN SOME CASES RESTRICTIONS OR EXCEPTIONS APPLY. MAXIMUM EXPENSE LIMITATIONS APPLY TO CERTAIN VARIABLE INVESTMENT OPTIONS, AND RIGHTS ARE RESERVED TO CHANGE OR WAIVE CERTAIN CHARGES WITHIN SPECIFIED LIMITS. FOR TRADITIONAL IRAS, THE MAXIMUM ISSUE AGE IS 70, BUT WE WILL ISSUE UP TO AGE 79 IF IT IS A ROLLOVER CONTRIBUTION. FOR ALL OTHER IRAS WE WILL ISSUE CONTRACTS UP TO ANNUITANT AGES 80-83 WITH OUR PRIOR APPROVAL. ALSO, ALL FEATURES OF THE CONTRACT ARE NOT NECESSARILY AVAILABLE IN YOUR STATE OR AT CERTAIN AGES.


For more detailed information we urge you to read the contents of this prospectus, as well as your contract. Please feel free to speak with your Equitable associate, or call us, if you have any questions.

--------------------------------------------------------------------------------
12   FEE TABLE
--------------------------------------------------------------------------------
Fee Table
--------------------------------------------------------------------------------



The fee table below will help you understand the various charges and expenses that apply to your contract. The table reflects charges you will directly incur under the contract, as well as charges and expenses of the Portfolios that you will bear indirectly. Charges for taxes, such as premium taxes, may also apply. Also, an annuity administrative fee may apply when your annuity payments are to begin. Each of the charges and expenses is more fully described under "Charges and expenses" later in this prospectus. For a complete description of Portfolio charges and expenses, please see the attached prospectuses for The Hudson River Trust and EQ Advisors Trust.

The guaranteed interest option and fixed maturity options are not covered by the fee table and examples. However, the annual administrative charge, the withdrawal charge, the optional ratcheted death benefit charge, and the third-party transfer or exchange charge do apply to the guaranteed interest option and fixed maturity options. Also, an administrative fee may apply when your annuity payments are to begin. A market value adjustment (up or down) may apply as a result of a withdrawal, transfer or surrender of amounts from a fixed maturity option.




--------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR VARIABLE INVESTMENT OPTIONS (SEPARATE ACCOUNT A) EXPRESSED AS AN ANNUAL PERCENTAGE OF DAILY NET ASSETS
--------------------------------------------------------------------------------
Mortality and expense risk(1)                                              0.95%
Other expenses                                                             0.25%
                                                                            ----
Total Separate Account A annual expenses(2)                                1.20%
--------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE ON EACH CONTRACT DATE ANNIVERSARY
--------------------------------------------------------------------------------
Annual administrative charge(3)
  If your account value on a contract date anniversary is less than
  $25,000 for NQ contracts (or less than $20,000 for IRA contracts)          $30

If your account value on a contract date anniversary is $25,000 or more for
   NQ contracts (or $20,000 or more for IRA contracts)                       $ 0
--------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE AT THE TIME YOU REQUEST CERTAIN TRANSACTIONS
--------------------------------------------------------------------------------
Maximum withdrawal charge(4)                                                  6%
Charge for third-party transfer or exchange(5)           $25 for each occurrence
--------------------------------------------------------------------------------
CHARGES WE DEDUCT FROM YOUR ACCOUNT VALUE EACH YEAR IF YOU ELECT THE OPTIONAL BENEFIT
--------------------------------------------------------------------------------

Optional ratcheted death benefit charge (as a percentage of your account value
this charge is deducted annually on each contract date anniversary)        0.15%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                   FEE TABLE  13
--------------------------------------------------------------------------------

THE HUDSON RIVER TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        TOTAL
                                                                                                       ANNUAL
                                               INVESTMENT                                             EXPENSES
                                              MANAGEMENT &                          OTHER          (AFTER EXPENSE
                                             ADVISORY FEES      12B-1 FEE(6)       EXPENSES        LIMITATION)(6)(7)
------------------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                       0.54%             0.25%             0.03%              0.82%
Alliance Balanced                               0.41%             0.25%             0.04%              0.70%
Alliance Common Stock                           0.36%             0.25%             0.03%              0.64%
Alliance Conservative Investors                 0.48%             0.25%             0.05%              0.78%
Alliance Equity Index                           0.31%             0.25%             0.03%              0.59%
Alliance Global                                 0.64%             0.25%             0.07%              0.96%
Alliance Growth & Income                        0.55%             0.25%             0.03%              0.83%
Alliance Growth Investors                       0.51%             0.25%             0.04%              0.80%
Alliance High Yield                             0.60%             0.25%             0.03%              0.88%
Alliance Intermediate Government Securities     0.50%             0.25%             0.05%              0.80%
Alliance International                          0.90%             0.25%             0.16%              1.31%
Alliance Money Market                           0.35%             0.25%             0.02%              0.62%
Alliance Quality Bond                           0.53%             0.25%             0.03%              0.81%
Alliance Small Cap Growth                       0.90%             0.24%             0.06%              1.20%
------------------------------------------------------------------------------------------------------------------------------------
EQ ADVISORS TRUST ANNUAL EXPENSES
(AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS IN EACH PORTFOLIO)


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                        TOTAL
                                                                                    OTHER               ANNUAL
                                               INVESTMENT                          EXPENSES           EXPENSES
                                              MANAGEMENT &                       (AFTER EXPENSE     (AFTER EXPENSE
                                             ADVISORY FEES      12B-1 FEE(6)     LIMITATION)(8)       LIMITATION)(8)
------------------------------------------------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth                      0.90%             0.25%             0.00%              1.15%
Capital Guardian Research                       0.65%             0.25%             0.05%              0.95%
Capital Guardian U.S. Equity                    0.65%             0.25%             0.05%              0.95%
EQ/Evergreen                                    0.75%             0.25%             0.05%              1.05%
EQ/Evergreen Foundation                         0.63%             0.25%             0.07%              0.95%
MFS Emerging Growth Companies                   0.55%             0.25%             0.05%              0.85%
MFS Growth with Income                          0.55%             0.25%             0.05%              0.85%
MFS Research                                    0.55%             0.25%             0.05%              0.85%
Merrill Lynch Basic Value Equity                0.55%             0.25%             0.05%              0.85%
Merrill Lynch World Strategy                    0.70%             0.25%             0.25%              1.20%
Morgan Stanley Emerging Markets Equity          1.15%             0.25%             0.35%              1.75%
EQ/Putnam Balanced                              0.55%             0.25%             0.10%              0.90%
EQ/Putnam Growth & Income Value                 0.55%             0.25%             0.05%              0.85%
T. Rowe Price Equity Income                     0.55%             0.25%             0.05%              0.85%
T. Rowe Price International Stock               0.75%             0.25%             0.20%              1.20%
Warburg Pincus Small Company Value              0.65%             0.25%             0.10%              1.00%
------------------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
14  FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


Notes:

(1)   A portion of this charge is for providing the death benefit.

(2) We reserve the right to increase the total Separate Account A annual expenses, but they will not exceed a maximum of 2%.

(3) During the first two contract years this charge is equal to the lesser of $30 or 2% of your account value if it applies. Thereafter, the charge is $30 for each contract year. We reserve the right to waive or increase this charge to an annual maximum of $65.

(4) This charge applies to any contributions withdrawn that were made in the current and five prior contract years. This charge is deducted upon a withdrawal of amounts in excess of the 15% free withdrawal amount. Important exceptions and limitations may eliminate or reduce this charge.


(5) We reserve the right to increase this charge to a maximum of $65 for each occurrence.


(6) The Class IB shares of The Hudson River Trust and EQ Advisors Trust are subject to fees imposed under distribution plans (the "Rule 12b-1 Plans") adopted by The Hudson River Trust and EQ Advisors Trust pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended. The 12b-1 fee will not be increased for the life of the contracts. The Rule 12b-1 Plan for the Alliance Small Cap Growth Portfolio provides that EQ Financial Consultants, Inc. ("EQF") will receive an annual fee not to exceed the lesser of (a) 0.25% of the average daily net assets of the Portfolio attributable to Class IB shares and (b) an amount that, when added to certain other expenses of the Class IB shares, would result in the ratio of expenses to average daily net assets attributable to Class IB shares equaling 1.20%. Absent the expense limitation, the total annual expenses for 1998 for the Alliance Small Cap Growth Portfolio would have been 1.21%.

(7) The fees and expenses shown for all Portfolios are for the year ended December 31, 1998. The investment management and advisory fee for each Portfolio of The Hudson River Trust may vary from year to year depending upon the average daily net assets of the respective Portfolio. The maximum investment management and advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. See the prospectus for The Hudson River Trust. The other direct operating expenses will also fluctuate from year to year depending on actual expenses.


      The fees and expenses shown for Class IB shares of the Alliance Balanced Portfolio and Alliance Quality Bond Portfolio are annualized for the year ended December 31, 1998. These shares were first offered on July 8, 1998.



(8) The investment management and advisory fees for each Portfolio of EQ Advisors Trust cannot be increased without a vote of that Portfolio's shareholders. The amounts shown as "Other Expenses" will fluctuate from year to year depending on actual expenses. However, EQF, EQ Advisors Trust's manager, has entered into an expense limitation agreement with respect to each Portfolio. Under this agreement EQF has agreed to waive or limit its fees and assume other expenses. Under the expense limitation agreement, total annual operating expenses of each Portfolio (other than interest, taxes, brokerage commissions, capitalized expenditures, extraordinary expenses and 12b-1 fees) are limited for the average daily net assets of each Portfolio as follows: 0.60% for EQ/Putnam Growth & Income Value, MFS Emerging Growth Companies, MFS Growth with Income, MFS Research, Merrill Lynch Basic Value Equity, and T. Rowe Price Equity Income; 0.65% for EQ/Putnam Balanced; 0.70% for Capital Guardian Research, Capital Guardian U.S. Equity, and EQ/Evergreen Foundation; 0.75% for Warburg Pincus Small Company Value; 0.80% for EQ/Evergreen; 0.90% for EQ/Alliance Premier Growth; 0.95% for Merrill Lynch World Strategy and T. Rowe Price International Stock; and 1.50% for Morgan Stanley Emerging Markets Equity.

      Absent the expense limitation, "Other Expenses" for 1998 on an annualized basis for each of the Portfolios would have been as follows: 0.24% for MFS Emerging Growth Companies, EQ/Putnam Growth & Income Value, and T. Rowe Price Equity Income; 0.25% for MFS Research; 0.26% for Merrill Lynch Basic Value Equity; 0.66% for Merrill Lynch World Strategy; 1.23% for Morgan Stanley Emerging Markets Equity, 0.45% for EQ/Putnam Balanced; 0.40% for
      T. Rowe Price International Stock; and 0.27% for Warburg Pincus Small Company Value. For the following Portfolios, the "Other Expenses" for 1999, absent the expense limitation, are estimated to be as follows: 0.59% for MFS Growth with Income; 0.74% for EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity; 0.76% for EQ/Evergreen; 0.86% for EQ/Evergreen Foundation. Initial seed capital was invested on December 31, 1998 for the EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income Portfolios. Initial seed capital for EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity Portfolios was invested on April 30, 1999.

--------------------------------------------------------------------------------
                                                                   FEE TABLE  15
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



      Each Portfolio may at a later date make a reimbursement to EQF for any of the management fees waived or limited and other expenses assumed and paid by EQF pursuant to the expense limitation agreement provided, that among other things, such Portfolio has reached sufficient size to permit such reimbursement to be made and provided that the Portfolio's current annual operating expenses do not exceed the operating expense limit determined for such Portfolio. For more information see the prospectus for Equitable Advisors Trust.


EXAMPLES

The examples below show the expenses that a hypothetical contract owner would pay in the situations illustrated. We assume a $1,000 contribution is invested in one of the variable investment options listed, and a 5% annual return is earned on the assets in that option. We also assume that the optional ratcheted death benefit is not elected and there is no waiver of the withdrawal charge.(1) The annual administrative charge is based on the charges that apply to a mix of estimated contract sizes, resulting in an estimated administrative charge for the purpose of these examples of $0.57 per $1,000. We calculate the annual administrative charge by using the total actual annual administrative charges for 1998 under total EQUI-VEST contracts that we issue as a percentage of the total assets held under those EQUI-VEST contracts.


These examples should not be considered a representation of past or future expenses for each option. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.




-----------------------------------------------------------------------------------------------
                                                  IF YOU SURRENDER YOUR CONTRACT AT THE END
                                                     OF EACH PERIOD SHOWN, THE EXPENSES
                                                                  WOULD BE:
                                              -------------------------------------------------
                                                 1 YEAR      3 YEARS      5 YEARS     10 YEARS
-----------------------------------------------------------------------------------------------
 THE HUDSON RIVER TRUST OPTIONS
-----------------------------------------------------------------------------------------------
Alliance Aggressive Stock                     $ 74.14     $ 122.39       $ 173.42    $ 248.76
Alliance Balanced                             $ 73.04     $ 119.09       $ 167.90    $ 234.87
Alliance Common Stock                         $ 72.44     $ 117.29       $ 164.87    $ 228.34
Alliance Conservative Investors               $ 73.84     $ 121.49       $ 171.92    $ 243.53
Alliance Equity Index                         $ 71.95     $ 115.78       $ 162.34    $ 222.86
Alliance Global                               $ 75.63     $ 126.89       $ 180.92    $ 262.76
Alliance Growth & Income                      $ 74.34     $ 122.99       $ 174.43    $ 248.91
Alliance Growth Investors                     $ 74.04     $ 122.09       $ 172.92    $ 245.69
Alliance High Yield                           $ 74.83     $ 124.49       $ 176.93    $ 254.26
Alliance Intermediate Government Securities   $ 74.04     $ 122.09       $ 172.92    $ 245.69
Alliance International                        $ 79.12     $ 137.31       $ 198.22    $ 299.15
Alliance Money Market                         $ 72.24     $ 116.69       $ 163.86    $ 226.15
Alliance Quality Bond                         $ 74.24     $ 122.69       $ 173.92    $ 247.84
Alliance Small Cap Growth                     $ 78.02     $ 134.04       $ 192.81    $ 287.85
-----------------------------------------------------------------------------------------------




-----------------------------------------------------------------------------------------------
                                                  IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                                     THE END OF EACH PERIOD SHOWN, THE
                                                             EXPENSES WOULD BE:
                                              ------------------------------------------------
                                                 1 YEAR     3 YEARS     5 YEARS      10 YEARS
-----------------------------------------------------------------------------------------------
 THE HUDSON RIVER TRUST OPTIONS
----------------------------------------------------------------------------------------------
Alliance Aggressive Stock                     $ 21.69     $ 66.94      $ 114.78     $ 246.76
Alliance Balanced                             $ 20.54     $ 63.45      $ 108.93     $ 234.87
Alliance Common Stock                         $ 19.91     $ 61.54      $ 105.72     $ 228.34
Alliance Conservative Investors               $ 21.38     $ 65.99      $ 113.19     $ 243.53
Alliance Equity Index                         $ 19.38     $ 59.95      $ 103.04     $ 222.86
Alliance Global                               $ 23.27     $ 71.69      $ 122.73     $ 262.76
Alliance Growth & Income                      $ 21.90     $ 67.57      $ 115.85     $ 248.91
Alliance Growth Investors                     $ 21.59     $ 66.62      $ 114.25     $ 245.69
Alliance High Yield                           $ 22.43     $ 69.16      $ 118.50     $ 254.26
Alliance Intermediate Government Securities   $ 21.59     $ 66.62      $ 114.25     $ 245.69
Alliance International                        $ 26.94     $ 82.70      $ 141.06     $ 299.15
Alliance Money Market                         $ 19.70     $ 60.91      $ 104.65     $ 226.15
Alliance Quality Bond                         $ 21.80     $ 67.26      $ 115.32     $ 247.84
Alliance Small Cap Growth                     $ 25.79     $ 79.25      $ 135.33     $ 287.85
--------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
16  FEE TABLE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


------------------------------------------------------------------------------------------

                                              IF YOU SURRENDER YOUR CONTRACT AT THE END
                                                 OF EACH PERIOD SHOWN, THE EXPENSES
                                                              WOULD BE:
                                         -------------------------------------------------
                                            1 YEAR      3 YEARS      5 YEARS     10 YEARS
------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST OPTIONS
------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth               $ 77.52     $ 132.55              -           -
Capital Guardian Research                $ 75.53     $ 126.59              -           -
Capital Guardian U.S. Equity             $ 75.53     $ 126.59              -           -
EQ/Evergreen                             $ 76.53     $ 129.57              -           -
EQ/Evergreen Foundation                  $ 75.53     $ 126.59              -           -
MFS Emerging Growth Companies            $ 74.54     $ 123.59       $ 175.43    $ 251.05
MFS Growth with Income                   $ 74.54     $ 123.59              -           -
MFS Research                             $ 74.54     $ 123.59       $ 175.43    $ 251.05
Merrill Lynch Basic Value Equity         $ 74.54     $ 123.59       $ 175.43    $ 251.05
Merrill Lynch World Strategy             $ 78.02     $ 134.04       $ 192.81    $ 287.85
Morgan Stanley Emerging Markets Equity   $ 83.50     $ 150.30       $ 219.60    $ 343.10
EQ/Putnam Balanced                       $ 75.03     $ 125.09       $ 177.93    $ 256.39
EQ/Putnam Growth & Income Value          $ 74.54     $ 123.59       $ 175.43    $ 251.05
T. Rowe Price Equity Income              $ 74.54     $ 123.59       $ 175.43    $ 251.05
T. Rowe Price International Stock        $ 78.02     $ 134.04       $ 192.81    $ 287.85
Warburg Pincus Small Company Value       $ 76.03     $ 128.08       $ 182.91    $ 266.98
------------------------------------------------------------------------------------------


------------------------------------------------------------------------------------------
                                              IF YOU DO NOT SURRENDER YOUR CONTRACT AT
                                                  THE END OF EACH PERIOD SHOWN, THE
                                                         EXPENSES WOULD BE:
                                         ------------------------------------------------
                                            1 YEAR     3 YEARS     5 YEARS      10 YEARS
------------------------------------------------------------------------------------------
 EQ ADVISORS TRUST OPTIONS
------------------------------------------------------------------------------------------
EQ/Alliance Premier Growth               $ 25.26     $ 77.67             -            -
Capital Guardian Research                $ 23.16     $ 71.37             -            -
Capital Guardian U.S. Equity             $ 23.16     $ 71.37             -            -
EQ/Evergreen                             $ 24.21     $ 74.53             -            -
EQ/Evergreen Foundation                  $ 23.16     $ 71.37             -            -
MFS Emerging Growth Companies            $ 22.11     $ 68.21      $ 116.91     $ 251.05
MFS Growth with Income                   $ 22.11     $ 68.21             -            -
MFS Research                             $ 22.11     $ 68.21      $ 116.91     $ 251.05
Merrill Lynch Basic Value Equity         $ 22.11     $ 68.21      $ 116.91     $ 251.05
Merrill Lynch World Strategy             $ 25.79     $ 79.25      $ 135.33     $ 287.85
Morgan Stanley Emerging Markets Equity   $ 31.56     $ 96.43      $ 163.72     $ 343.10
EQ/Putnam Balanced                       $ 22.64     $ 69.79      $ 119.56     $ 256.39
EQ/Putnam Growth & Income Value          $ 22.11     $ 68.21      $ 116.91     $ 251.05
T. Rowe Price Equity Income              $ 22.11     $ 68.21      $ 116.91     $ 251.05
T. Rowe Price International Stock        $ 25.79     $ 79.25      $ 135.33     $ 287.85
Warburg Pincus Small Company Value       $ 23.69     $ 72.95      $ 124.84     $ 266.98

------------------------------------------------------------------------------------------

(1) The amount accumulated from the $1,000 contribution could not be paid in the form of an annuity payout option at the end of any of the periods shown in the examples. This is because if the amount applied to purchase an annuity payout option is less than $2,000, or the initial payment is less than $20, we may pay the amount to you in a single sum instead of as payments under an annuity payout option. See "Accessing your money."



IF YOU ELECT THE OPTIONAL RATCHETED DEATH BENEFIT:

The above examples do not reflect a charge for the optional ratcheted death benefit. If you elect the optional ratcheted death benefit we will also deduct an annual charge equal to 0.15% of your account value on each contract date anniversary. Therefore, the expenses shown in the above examples would, in each case, be increased by an amount not in excess of $1.57 in the first year and $1.74 in the third year.



IF YOU ELECT AN ANNUITY PAYOUT OPTION:

Assuming an annuity payout option could be issued, (see Note (1) above), and you elect a life annuity payout option, the expenses shown in the above example for "if you do not surrender your contract" would, in each case, be increased by $4.43 based on the average amount applied to annuity payout options in 1998. See "Annuity administrative fee" under "Charges and expenses."


CONDENSED FINANCIAL INFORMATION


Please see Appendix I at the end of this prospectus for the unit values and the number of units outstanding as of the end of the period shown for each of the variable investment options available as of December 31, 1998.

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  17
--------------------------------------------------------------------------------
CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


HOW YOU CAN PURCHASE AND CONTRIBUTE TO YOUR CONTRACT


You may purchase a contract by making payments to us that we call
"contributions." We require a minimum contribution amount for each type of contract purchased. The minimum contribution amount under our automatic investment program is $20. We discuss the automatic investment program under "About other methods of payment" under "More information" later in this prospectus. The following table summarizes our rules regarding contributions to your contract.


---------------------------------------------------------------------------------------------------------------------
                   Available for
Contract           annuitant      Minimum                Source of                        Limitations on
type               issue ages*    contributions          contributions                    contributions
---------------------------------------------------------------------------------------------------------------------
 NQ                0 - 79         $1,000 (initial),      o After-tax money.               Not applicable.
                                  $50 (additional)

                                                         o Paid to us by check
                                                           or transfer of contract
                                                           value in a tax deferred
                                                           exchange under Section
                                                           1035 of the Internal
                                                           Revenue Code.

                                                         o Paid to us by an
                                                           employer who establishes
                                                           a payroll deduction program.
---------------------------------------------------------------------------------------------------------------------
 Traditional IRA   0 - 70         $50 (initial and       o "Regular" traditional          o For all types of IRAs,
                                  additional)              IRA contributions either         regular IRA contributions
                                                           made by you or paid to           may not exceed $2,000 for
                                                           us by an employer who            a year.
                                                           establishes a payroll
                                                           deduction program.             o No additional regular
                                                                                            IRA contributions in the
                                                         o Rollovers from a                 year you turn age 70 1/2
                                                           qualified plan.                  and thereafter.

                                                         o Rollovers from a TSA.
                                                                                          o Rollover and direct
                                                         o Rollovers from another           transfer contributions
                                                           traditional individual           after age 70 1/2 must be
                                                           retirement arrangement.          net of required
                                                                                            minimum distributions.
                                                         o Direct
                                                           custodian-to-custodian
                                                           transfers from other
                                                           traditional individual
                                                           retirement arrangements.

---------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
18  CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                   AVAILABLE FOR
CONTRACT           ANNUITANT      MINIMUM                SOURCE OF                        LIMITATIONS ON
TYPE               ISSUE AGES*    CONTRIBUTIONS          CONTRIBUTIONS                    CONTRIBUTIONS
---------------------------------------------------------------------------------------------------------------------
 Roth IRA          0 - 79         $50 (initial and       o Regular after-tax          o For all types of IRAs,
                                  additional)              contributions either         regular IRA
                                                           made by you or paid to       contributions may not
                                                           us by an employer who        exceed $2,000 for a
                                                           establishes a payroll        year.
                                                           deduction program.
                                                                                      o Contributions are
                                                         o Rollovers from another       subject to income limits
                                                           Roth IRA.                    and other tax rules. See
                                                                                        "Tax information --
                                                         o Conversion rollovers         Contributions to Roth
                                                           from a traditional IRA.      IRAs."

                                                         o Direct transfers
                                                           from another Roth
                                                           IRA.
----------------------------------------------------------------------------------------------------------------------
 QP Traditional    0 - 79         $2,500                 o Rollovers from a           o Rollover contributions
 IRA                                                       qualified plan.              after age 70 1/2 must be
                                                                                        net of required
                                                         o Rollovers from a TSA.        minimum distributions.

                                                         o The EQUI-VEST QP           o Regular after-tax
                                                           Traditional IRA contract     contributions are not
                                                           is intended to be a          permitted.
                                                           conduit IRA. Only
                                                           rollovers from a
                                                           qualified plan or TSA
                                                           are permitted.
-----------------------------------------------------------------------------------------------------------------------


* For Traditional IRA's, the maximum issue age is 70, but we will issue up to age 79 if the contribution is a rollover contribution. For all other IRA's, we will issue contracts up to annuitant ages 80-83 with our prior approval.


See "Tax information" for a more detailed discussion of sources of contributions and certain contribution limitations. We may refuse to accept any contribution if the sum of all contributions under all EQUI-VEST contracts with the same annuitant would then total more than $1,000,000. We may also refuse to accept any contribution if the sum of all contributions under all Equitable Life annuity accumulation contracts that you own would then total more than $2,500,000.

------------------------------------------------------------------------------
The "annuitant" is the person who is the measuring life for determining contract benefits. The annuitant is not necessarily the contract owner.
------------------------------------------------------------------------------

For information on when contributions are credited see "Dates and prices at which contract events occur" under "More information" later in this prospectus.

--------------------------------------------------------------------------------
                                            CONTRACT FEATURES AND BENEFITS    19
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 OWNER AND ANNUITANT REQUIREMENTS

 Under NQ contracts, the annuitant can be different than the owner.

 Under any type of the IRA contract, the owner and annuitant must be the same person.


 HOW YOU CAN MAKE YOUR CONTRIBUTIONS

 Except as indicated below, contributions must be by check drawn on a U.S. bank in U.S. dollars, and made payable to Equitable Life. We do not accept third-party checks endorsed to us except for rollover contributions, tax-free exchanges or trustee checks that involve no refund. All checks are subject to our ability to collect the funds. We reserve the right to reject a payment if it is received in an unacceptable form.

 You may also make contributions by wire transfer or our automatic investment program. See "About other methods of payment" under "More information" later in this prospectus.

 Your initial contribution must generally be accompanied by an application and any other form we need to process the payments. If any information is missing or unclear, we will try to obtain that information. If we are unable to obtain all of the information we require within five business days after we receive an incomplete application or form, we will inform the Equitable associate submitting the application on your behalf. We will then return the contribution to you unless you specifically direct us to keep your contribution until we receive the required information.

 Generally, you may make additional contributions at any time. You may do so in single sum amounts, on a regular basis, or as your financial situation permits.

 -------------------------------------------------------------------------------
 Generally our "business day" is any day on which Equitable Life is open and the New York Stock Exchange is open for trading.
 -------------------------------------------------------------------------------

 SECTION 1035 EXCHANGES


 You may apply the value of an existing nonqualified deferred annuity contract (or life insurance or endowment contract) to purchase an NQ contract in a tax-free exchange if you follow certain procedures as shown in the form that we require you to use. Also see "Tax information" later in this prospectus.

 WHAT ARE YOUR INVESTMENT OPTIONS UNDER THE CONTRACT?

 Your investment options are the variable investment options, the guaranteed interest option and the fixed maturity options.


 VARIABLE INVESTMENT OPTIONS

 Your investment results in any one of the 30 variable investment options will depend on the investment performance of the underlying Portfolios. Listed below are the currently available Portfolios, their investment objectives, and their advisers.

 -------------------------------------------------------------------------------
 You can choose from among 30 variable investment options.
 -------------------------------------------------------------------------------

--------------------------------------------------------------------------------
20 CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 PORTFOLIOS OF THE HUDSON RIVER TRUST

-----------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                     OBJECTIVE                                          ADVISER
-----------------------------------------------------------------------------------------------------------------------
 Alliance Aggressive Stock         Long-term growth of capital                        Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------
 Alliance Balanced                 High return through a combination of current       Alliance Capital Management L.P.
                                   income and capital appreciation
-----------------------------------------------------------------------------------------------------------------------
 Alliance Common Stock             Long-term growth of capital and increasing         Alliance Capital Management L.P.
                                   income
-----------------------------------------------------------------------------------------------------------------------
 Alliance Conservative Investors   High total return without, in the adviser's        Alliance Capital Management L.P.
                                   opinion, undue risk to principal
-----------------------------------------------------------------------------------------------------------------------
 Alliance Equity Index             Total return (before The Hudson River Trust and    Alliance Capital Management L.P.
                                   Separate Account A annual expenses) that
                                   approximates the total return performance of the
                                   Standard & Poor's 500 Composite Stock Price
                                   Index
-----------------------------------------------------------------------------------------------------------------------
 Alliance Global                   Long-term growth of capital                        Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------
 Alliance Growth & Income          High total return through a combination of         Alliance Capital Management L.P.
                                   current income and capital appreciation
-----------------------------------------------------------------------------------------------------------------------
 Alliance Growth Investors         High total return consistent with the adviser's    Alliance Capital Management L.P.
                                   determination of reasonable risk
-----------------------------------------------------------------------------------------------------------------------
 Alliance High Yield               High return by maximizing current income and,      Alliance Capital Management L.P.
                                   to the extent consistent with that objective,
                                   capital appreciation
-----------------------------------------------------------------------------------------------------------------------
 Alliance Intermediate             High current income consistent with relative       Alliance Capital Management L.P.
 Government Securities             stability of principal
-----------------------------------------------------------------------------------------------------------------------
 Alliance International            Long-term growth of capital                        Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------
 Alliance Money Market             High level of current income while preserving      Alliance Capital Management L.P.
                                   assets and maintaining liquidity
-----------------------------------------------------------------------------------------------------------------------
 Alliance Quality Bond             High current income consistent with preservation   Alliance Capital Management L.P.
                                   of capital
-----------------------------------------------------------------------------------------------------------------------

 Alliance Small Cap Growth         Long-term growth of capital                        Alliance Capital Management L.P.
-----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  21
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


PORTFOLIOS OF EQ ADVISORS TRUST


---------------------------------------------------------------------------------------------------------------------------
 PORTFOLIO NAME                      OBJECTIVE                                          ADVISER
---------------------------------------------------------------------------------------------------------------------------
 EQ/Alliance Premier Growth         Long-term growth of capital                        Alliance Capital Management L.P.
--------------------------------------------------------------------------------------------------------------------------------
 Capital Guardian Research          Long-term growth of capital                        Capital Guardian Trust Company
--------------------------------------------------------------------------------------------------------------------------------
 Capital Guardian U.S. Equity       Long-term growth of capital                        Capital Guardian Trust Company
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen                       Capital appreciation                               Evergreen Asset Management Corp.
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Evergreen Foundation            In order of priority, reasonable income,           Evergreen Asset Management Corp.
                                    conservation of capital, and capital appreciation
--------------------------------------------------------------------------------------------------------------------------------
 MFS Emerging Growth                Long-term growth of capital                        Massachusetts Financial Services Company
 Companies
--------------------------------------------------------------------------------------------------------------------------------
 MFS Growth with Income             Reasonable current income and long-term            Massachusetts Financial Services Company
                                    growth of capital and income
--------------------------------------------------------------------------------------------------------------------------------
 MFS Research                       Long-term growth of capital and future income      Massachusetts Financial Services Company
--------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch Basic Value Equity   Capital appreciation and, secondarily, income      Merrill Lynch Asset Management, L.P.
--------------------------------------------------------------------------------------------------------------------------------
 Merrill Lynch World Strategy       High total investment return                       Merrill Lynch Asset Management, L.P.
--------------------------------------------------------------------------------------------------------------------------------
 Morgan Stanley Emerging            Long-term capital appreciation                     Morgan Stanley Asset Management
 Markets Equity
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Balanced                 Balanced investment                                Putnam Investment Management, Inc.
--------------------------------------------------------------------------------------------------------------------------------
 EQ/Putnam Growth & Income          Capital growth, current income is a secondary      Putnam Investment Management, Inc.
 Value                              objective
--------------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price Equity Income        Substantial dividend income and also capital       T. Rowe Price Associates, Inc.
                                    appreciation
--------------------------------------------------------------------------------------------------------------------------------
 T. Rowe Price International        Long-term growth of capital                        Rowe Price-Fleming International, Inc.
 Stock
--------------------------------------------------------------------------------------------------------------------------------
 Warburg Pincus Small Company       Long-term capital appreciation                     Warburg Pincus Asset Management, Inc.
 Value
--------------------------------------------------------------------------------------------------------------------------------

Other important information about the Portfolios is included in the separate prospectuses for The Hudson River Trust and EQ Advisors Trust attached at the end of this prospectus. See "Proposed substitution of Portfolios" under "More information" for information regarding the proposed substitution of newly created Portfolios of EQ Advisors Trust for the Portfolios of The Hudson River Trust currently available under the variable investment options.

--------------------------------------------------------------------------------
22 CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 GUARANTEED INTEREST OPTION

 The guaranteed interest option is part of our general account and pays interest at guaranteed rates. We discuss our general account under "More information."

 We assign an interest rate to each amount allocated to the guaranteed interest option. This rate is guaranteed for a specified period, depending on when the allocation is made. Therefore, different interest rates may apply to different amounts in the guaranteed interest option.

 We credit interest daily to amounts in the guaranteed interest option. There are three levels of interest in effect at the same time in the guaranteed interest option:

 (1) the minimum interest rate guaranteed over the life of the contract,

 (2) the yearly guaranteed interest rate for the calendar year, and

 (3) the current interest rate.

 We set current interest rates periodically, according to our procedures that we have in effect at the time. All interest rates are effective annual rates, but before deduction of annual administrative charges or any withdrawal charges.

 The yearly guaranteed interest rate is 4% for 1999 and 4% for the year 2000. The yearly rates we set will never be less than the minimum guaranteed interest rate of 3% for the life of the contract. Current interest rates will never be less than the yearly guaranteed interest rate.

 FIXED MATURITY OPTIONS

 We offer fixed maturity options with maturity dates ranging from one to ten years. You can allocate your contributions to one or more of these fixed maturity options. However, you may not allocate more than one contribution to any one fixed maturity option. These amounts become part of our general account assets. They will accumulate interest at the "rate to maturity" for each fixed maturity option. The total amount you allocate to and accumulate in each fixed maturity option is called the "fixed maturity amount." The fixed maturity options are not available in contracts issued in Maryland. For contracts issued in New York see "Charges and expenses" for information on withdrawal charges when amounts are allocated to the fixed maturity options.
 -------------------------------------------------------------------------------

 Fixed maturity options range from one to ten years to maturity
 -------------------------------------------------------------------------------

 The rate to maturity you will receive for each fixed maturity option is the rate to maturity in effect for new contributions allocated to that fixed maturity option on the date we apply your contribution. This rate will never be less than 3%. If you make any withdrawals or transfers from a fixed maturity option before the maturity date, we will make a market value adjustment that may increase or decrease any fixed maturity amount you have left in that fixed maturity option. We discuss the market value adjustment below and in greater detail later in this prospectus under "More information."

 On the maturity date of a fixed maturity option your fixed maturity amount, assuming you have not made any withdrawals or transfers, will equal your contribution to that fixed maturity option plus interest, at the rate to maturity for that contribution, to the date of the calculation. This is the fixed maturity option's "maturity value." Before maturity, the current value we will report for your fixed maturity amount will reflect a market value adjustment. Your current value will reflect the market value adjustment that we would make if you were to withdraw all of your fixed maturity amounts on the date of the report. We call this your "market adjusted amount."

 FIXED MATURITY OPTIONS AND MATURITY DATES. We currently offer fixed maturity options ending on June 15th for each of the maturity years 2000 through 2009. See "Allocating your contributions" below. As fixed maturity options expire, we expect to add maturity years so that generally 10 fixed maturity options are available at any time.

 We will not accept allocations to a fixed maturity option if on the date the contribution is to be applied:

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  23
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 o you previously allocated a contribution or made a transfer to the same fixed maturity option; or


 o  the rate to maturity is 3%; or

 o the fixed maturity option's maturity date is within the current calendar year; or


 o the fixed maturity option's maturity date is later than the date annuity payments are to begin.

 YOUR CHOICES AT THE MATURITY DATE. We will notify you at least 45 days before each of your fixed maturity options is scheduled to mature. At that time, you may choose to have one of the following take place on the maturity date, as long as none of the conditions listed above or in "Allocating your contributions," below would apply:

 (a) transfer the maturity value into another available fixed maturity option, or into any of the variable investment options; or

 (b) withdraw the maturity value (there may be a withdrawal charge).

 If we do not receive your choice on or before the fixed maturity option's maturity date, we will automatically transfer your maturity value into the Alliance Money Market option, or another investment option if we are required to do so by any state regulation. Such a case is the State of New York where a different rule applies. See "Contracts issued in New York - fixed maturity options."

 MARKET VALUE ADJUSTMENT. If you make any withdrawals (including transfers, surrender or termination of your contract, or when we make deductions for charges) from a fixed maturity option before it matures we will make a market value adjustment, which will increase or decrease any fixed maturity amount you have in that fixed maturity option. The amount of the adjustment will depend on two factors:

 (a) the difference between the rate to maturity that applies to the amount being withdrawn and the rate to maturity in effect at that time for new allocations to that same fixed maturity option, and

 (b) the length of time remaining until the maturity date.

 In general, if interest rates rise from the time that you originally allocate an amount to a fixed maturity option to the time that you take a withdrawal, the market value adjustment will be negative. Likewise, if interest rates drop at the end of that time, the market value adjustment will be positive. Also, the amount of the market value adjustment, either up or down, will be greater the longer the time remaining until the fixed maturity option's maturity date. Therefore, it is possible that the market value adjustment could greatly reduce your value in the fixed maturity options, particularly in the fixed maturity options with later maturity dates.


 We provide an illustration of the market adjusted amount of specified maturity values, an explanation of how we calculate the market value adjustment, and information concerning our general account and investments purchased with amounts allocated to the fixed maturity options, under "More information" later in this prospectus. Appendix II to this prospectus provides an example of how the market value adjustment is calculated.


 SELECTING YOUR INVESTMENT METHOD


 You choose either of the following two methods for selecting your investment options:

o MAXIMUM INVESTMENT OPTIONS CHOICE. Under this method you may allocate contributions or transfer funds to any of the available investment options listed in A and B in the investment chart. You can make transfers whenever you choose. However, there will be restrictions on the amount you can transfer out of the guaranteed interest option listed in A.

o MAXIMUM TRANSFER FLEXIBILITY. Under this method you may allocate contributions to any of the investment options listed in A in the investment options chart and no transfer restrictions will apply.

--------------------------------------------------------------------------------
24 CONTRACT FEATURES AND BENEFITS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                               INVESTMENT OPTIONS
                                        A
--------------------------------------------------------------------------------

 o Guaranteed Interest Option
--------------------------------------------------------------------------------
   DOMESTIC EQUITY                                   INTERNATIONAL EQUITY
--------------------------------------------------------------------------------
 o Alliance Common Stock                           o Alliance Global
 o Alliance Equity Index                           o Alliance International
 o Alliance Growth & Income                        o Morgan Stanley Emerging
 o EQ/Alliance Premier Growth                        Markets Equity
  o Capital Guardian Research                      o T. Rowe Price International
 o Capital Guardian U.S. Equity                      Stock
 o MFS Growth with Income
 o MFS Research
 o Merrill Lynch Basic Value
   Equity
 o EQ/Putnam Growth & Income
   Value
 o T. Rowe Price Equity Income
--------------------------------------------------------------------------------
 ASSET ALLOCATION                                    AGGRESSIVE EQUITY
--------------------------------------------------------------------------------
 o Alliance Balanced                               o Alliance Aggressive Stock
 o EQ/Evergreen Foundation                         o Alliance Small Cap Growth
 o Alliance Growth Investors                       o EQ/Evergreen
 o Merrill Lynch World Strategy                    o MFS Emerging Growth
 o EQ/Putnam Balanced                                Companies
                                                   o Warburg Pincus Small
                                                     Company Value
--------------------------------------------------------------------------------
                                        B
--------------------------------------------------------------------------------
 AGGRESSIVE FIXED INCOME
--------------------------------------------------------------------------------
 o Alliance High Yield
--------------------------------------------------------------------------------
 DOMESTIC FIXED INCOME                               ASSET ALLOCATION
--------------------------------------------------------------------------------
 o Alliance Intermediate                           o Alliance Conservative
   Government Securities                             Investors
 o Alliance Money Market
 o Alliance Quality Bond
 -------------------------------------------------------------------------------
 FIXED MATURITY OPTIONS
--------------------------------------------------------------------------------
 Transfer restrictions apply as indicated above under "Fixed maturity options and maturity dates."

 ALLOCATING YOUR CONTRIBUTIONS


 Once you have made your investment method choice, you may allocate your contributions to one or more, or all of the investment options that you have chosen, subject to any restrictions under the investment method you chose. However, you may not allocate more than one contribution to any one fixed maturity option. Allocations must be in whole percentages and you may change your allocation percentages at any time. However, the total of your allocations must equal 100%. Once your contributions are allocated to the investment options they become part of your account value. We discuss account value under "Determining your contract's value." After your contract is issued, you may request that we add or eliminate any variable investment options that result in transfer restrictions. We reserve the right to deny your request. See "Transferring your money among investment options."


 YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

 If for any reason you are not satisfied with your contract, you may return it to us for a refund. To exercise this cancellation right you must mail the contract directly to our Processing Office within 10 days after you receive it. In some states, this "free look" period may be longer.


 For contributions allocated to the variable investment options, your refund will equal your contributions, reflecting any investment gain or loss that also reflects the daily charges we deduct. For contributions allocated to the guaranteed interest option, your refund will equal the amount of the contributions but will not include interest. For contributions allocated to the fixed maturity options, your refund will equal the amount of the contribution allocated to the fixed maturity options reflecting any positive or negative market value adjustments. Some states require that we refund the full amount of your contribution (not including any investment gain or loss, interest, or market value adjustment). For IRA contracts returned to us within seven days after you receive it, we are required to refund the full amount of your contribution.


 We may require that you wait six months before you apply for a contract with us again if:

o you cancel your contract during the free look period; or

o you change your mind before you receive your contract whether we have received your contribution or not.

 Please see "Tax information" for possible consequences of cancelling your contract.

 If you fully or partially convert an existing Traditional IRA contract to a Roth IRA contract, you may cancel your Roth IRA contract and return to a Traditional IRA contract. Our Processing Office, or your Equitable associate, can provide

--------------------------------------------------------------------------------
                                              CONTRACT FEATURES AND BENEFITS  25
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 you with the cancellation instructions. Ask for the form entitled "EQUI-VEST Roth IRA Re-Characterization Form."


 DEATH BENEFIT

 Your contract provides a death benefit. The death benefit is equal to (i) your account value, or (ii) the "minimum death benefit" or, if elected, (iii) the ratcheted death benefit, whichever provides the highest amount. The minimum death benefit is equal to your total contributions, less withdrawals and any withdrawal charges, and any taxes that apply.


 RATCHETED DEATH BENEFIT

 For an additional fee you may elect the ratcheted death benefit. You may only elect the ratcheted death benefit at the time you apply for a contract. Once you elect this benefit, you may not cancel it as long as the contract is in effect. On the contract date, your ratcheted death benefit equals your initial contribution. Then, on each third contract date anniversary, until the annuitant is age 90, we will determine your ratcheted death benefit by comparing your current ratcheted death benefit to your account value on that third contract date anniversary. If your account value is higher than your ratcheted death benefit, we will increase your ratcheted death benefit to equal your account value. On the other hand, if your account value on the third contract date anniversary is less than your ratcheted death benefit, we will not adjust your ratcheted death benefit either up or down.

 If you make additional contributions, we will increase your current ratcheted death benefit by the dollar amount of the contribution on the date the contribution is allocated to your investment options. If you take a withdrawal from your contract, we will adjust your death benefit on the date you take the withdrawal.

 Each withdrawal you make will reduce the amount of your current ratcheted death benefit on a pro rata basis. Reduction on a pro rata basis means that we calculate the percentage of your current account value that is being withdrawn and we reduce your current ratcheted death benefit by that same percentage. For example, if your account value is $30,000 and you withdraw $12,000, you have withdrawn 40% of your account value. If your ratcheted death benefit was $40,000 before the withdrawal, it would be reduced by $16,000 ($40,000 x .40) and your new ratcheted death benefit after the withdrawal would be $24,000 ($40,000 - $16,000).

 See Appendix III for an example of how we calculate the death benefit.

--------------------------------------------------------------------------------
26  DETERMINING YOUR CONTRACT'S VALUE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


2
Determining your contract's value


--------------------------------------------------------------------------------


 YOUR ACCOUNT VALUE


 Your "account value" is the total of the values you have in the (i) variable investment options, (ii) guaranteed interest option, and (iii) the market adjusted amounts you have in the fixed maturity options. These amounts are subject to certain fees and charges discussed under "Charges and expenses."

 Your contract also has a "cash value." At any time before annuity payments begin, your contract's cash value is equal to the account value, less any withdrawal charge that may apply, and less the total amount or a pro rata portion of the annual administrative charge. Please see "Surrendering your contract to receive its cash value" under "Accessing your money."



 YOUR CONTRACT'S VALUE IN THE VARIABLE INVESTMENT OPTIONS


 Each variable investment option invests in shares of a corresponding Portfolio. Your value in each variable investment option is measured by "units." The value of your units will increase or decrease as though you had invested it in the corresponding Portfolio's shares directly. Your value, however, will be reduced by the amount of the fees and charges that we deduct under the contract.

 -------------------------------------------------------------------------------
 Units measure your value in each variable investment option.
 -------------------------------------------------------------------------------


 The unit value for each variable investment option depends on the investment performance of that option minus daily charges for mortality and expense risks and other expenses. On any day, your value in any variable investment option equals the number of units credited to that option, adjusted for any units deducted from your contract under that option, multiplied by that day's value for one unit. The number of your contract units in any variable investment option does not change unless you make additional contributions, make a withdrawal, or transfer amounts among investment options. In addition, when we deduct the withdrawal charge, the annual administrative charge, third-party transfer or exchange charge, or the ratcheted death benefit charge, the number of units credited to your contract will be reduced. A description of how unit values are calculated is found in the SAI.



 YOUR CONTRACT'S VALUE IN THE GUARANTEED INTEREST OPTION

 Your value in the guaranteed interest option at any time will equal: your contributions and transfers to that option, plus interest, minus withdrawals and transfers out of the option, and charges we deduct.

 YOUR CONTRACT'S VALUE IN THE FIXED MATURITY OPTIONS

 Your value in each fixed maturity option at any time before the maturity date is the market adjusted amount in each option. This is equivalent to your fixed maturity amount increased or decreased by the market value adjustment. Your value, therefore, may be higher or lower than your contributions (less withdrawals) accumulated at the rate to maturity. At the maturity date, your value in the fixed maturity option will equal its maturity value.

--------------------------------------------------------------------------------
                            TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS  27
--------------------------------------------------------------------------------


3
Transferring your money among investment options


--------------------------------------------------------------------------------


 TRANSFERRING YOUR ACCOUNT VALUE

 At any time before the date annuity payments are to begin, you can transfer some or all of your account value among the investment options, subject to the following:

 o You must transfer at least $300 of account value or, if less, the entire amount in the investment option. We may waive the $300 requirement.

 o You may not transfer to a fixed maturity option in which you already have value.

 o You may not transfer to a fixed maturity option if its maturity date is later than the date annuity payments are to begin.

 o If you make transfers out of a fixed maturity option other than at its maturity date the transfer may cause a market value adjustment.

 o If you choose the maximum investment options choice method for selecting investment options, the maximum amount you may transfer in any contract year from the guaranteed interest option to any other investment option is (a) 25% of the amount you had in the guaranteed interest option on the last day of the prior contract year or, if greater, (b) the total of all amounts you transferred from the guaranteed interest option to any other investment option in the prior contract year.

 If you transfer money from another financial institution into the guaranteed interest option during your first contract year, and if you have selected maximum investment options choice, you may, during the balance of that contract year, transfer up to 25% of such initial guaranteed interest option balance to any other investment option.

 Subject to the terms of your contract, upon advance notice, we may change or establish additional restrictions on transfers among the investment options. A transfer request does not change your percentages for allocating current or future contributions among the investment options.

 You may request a transfer in writing or by telephone using TOPS. You must send in all signed written requests directly to our Processing Office.
 Transfer requests should specify:

 (1) the contract number,

 (2) the dollar amounts to be transferred, and

 (3) the investment options to and from which you are transferring.

 We will confirm all transfers in writing.

 AUTOMATIC TRANSFER OPTIONS


 INVESTMENT SIMPLIFIER


 You may choose from two automatic options for transferring amounts from the guaranteed interest option to the variable investment options. The transfer options are the "fixed-dollar option" and the "interest sweep." You may select one or the other, but not both.

 FIXED-DOLLAR OPTION. Under this option you may elect to have a fixed-dollar amount transferred out of the guaranteed interest option and into the variable investment options of your choice on a monthly basis. You can specify the number of monthly transfers or instruct us to continue to make monthly transfers until all available amounts in the guaranteed interest option have been transferred out.

 In order to elect the fixed-dollar option you must have a minimum of $5,000 in the guaranteed interest option on the date we receive your election form at our Processing Office. You also must elect to transfer at least $50 per month. The fixed-dollar option is subject to the guaranteed interest option transfer limitation described above.

 The fixed-dollar option is a form of dollar-cost averaging. Dollar-cost averaging allows you to gradually allocate amounts to the variable investment options by periodically transferring approximately the same dollar amount to the variable investment options you select. This will cause you to purchase more units if the unit's value is low and fewer units if the unit's value is high. Therefore, you may get a lower average cost per unit over the long term. This plan of

--------------------------------------------------------------------------------
28 TRANSFERRING YOUR MONEY AMONG INVESTMENT OPTIONS
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 investing, however, does not guarantee that you will earn a profit or be protected against losses.

 INTEREST SWEEP. Under the interest sweep, we will make transfers on a monthly basis from amounts in the guaranteed interest option. The amount we will transfer will be the interest credited to amounts you have in the guaranteed interest option from the last business day of the prior month to the last business day of the current month. You must have at least $7,500 in the guaranteed interest option on the date we receive your election and on the last business day of each month thereafter to participate in the interest sweep option.

 WHEN YOUR PARTICIPATION IN AN AUTOMATIC TRANSFER OPTION WILL END. Your participation in an automatic transfer option will end:

 o Under the fixed-dollar option, when either the number of designated monthly transfers have been completed or the amount you have available in the guaranteed interest option has been transferred out.

 o Under the interest sweep, when the amount you have in the guaranteed interest option falls below $7,500 (determined on the last business day of the month) for two months in a row.

 o Under either option, on the date we receive at our Processing Office, your written request to cancel automatic transfers, or on the date your contract terminates.

 REBALANCING YOUR ACCOUNT VALUE

 We currently offer a rebalancing program that you can use to automatically reallocate your account value among the variable investment options. You must tell us:

 (a) the percentage you want invested in each variable investment option (whole percentages only), and

 (b) how often you want the rebalancing to occur (quarterly, semiannually, or annually).


 While your rebalancing program is in effect, we will transfer amounts among each variable investment option so that the percentage of your account value that you specify is invested in each option at the end of each rebalancing date. You must rebalance your entire account value in the variable investment options.


 -------------------------------------------------------------------------------
 Rebalancing does not assure a profit or protect against loss. You should periodically review your allocation percentages as your needs change. You may want to discuss the rebalancing program with your Equitable associate and/or financial adviser before electing the program.
 -------------------------------------------------------------------------------

 You may elect the rebalancing program at any time. To be eligible, you must have at least $5,000 of account value in the variable investment options. Rebalancing is not available for amounts you have allocated in the guaranteed interest option or in the fixed maturity options.

 You may change your allocation instructions or cancel the program at any time.

--------------------------------------------------------------------------------
                                                        ACCESSING YOUR MONEY  29
--------------------------------------------------------------------------------


4
Accessing your money


--------------------------------------------------------------------------------



 WITHDRAWING YOUR ACCOUNT VALUE

 You have several ways to withdraw your account value before annuity payments begin. The table below shows the methods available under each type of contract. More information follows the table. For the tax consequences of taking withdrawals, see "Tax information."

------------------------------------------------------------------
                                 METHOD OF WITHDRAWAL
------------------------------------------------------------------
                                                         MINIMUM
 CONTRACT               LUMP SUM       SYSTEMATIC     DISTRIBUTION
------------------------------------------------------------------
 NQ                       Yes             Yes              No
------------------------------------------------------------------
 Traditional IRA          Yes             Yes             Yes
------------------------------------------------------------------
 QP IRA                   Yes             Yes             Yes
------------------------------------------------------------------
 Roth IRA                 Yes             Yes              No
------------------------------------------------------------------

 LUMP SUM WITHDRAWALS
 (All Contracts)

 You may take lump sum withdrawals from your account value at any time while the annuitant is living and before annuity payments begin. The minimum amount you may withdraw at any time is $300. If your account value is less than $500 after a withdrawal, we may terminate your contract and pay you its cash value.

 Lump sum withdrawals in excess of the 15% free withdrawal amount may be subject to a withdrawal charge.

 SYSTEMATIC WITHDRAWALS
 (All Contracts)

 If you have at least $20,000 of account value in the variable investment options and the guaranteed interest option you may elect systematic withdrawals. You may elect to have your systematic withdrawals made on a monthly or quarterly basis. The minimum amount you may take for each withdrawal is $300. We will make the withdrawals on any day of the month that you select as long as it is not later than the 28th day of the month. If you do not select a date, your withdrawals will be made on the first day of the month. A check for the amount of the withdrawal will be mailed to you or, if you prefer, we will electronically transfer the money to your checking account.

 You may withdraw either the amount of interest earned in the guaranteed interest option or a fixed-dollar amount from either the variable investment options or the guaranteed interest option. If you elect the interest option, a minimum of $20,000 must be maintained in the guaranteed interest option. If you elect the fixed-dollar option you do not have to maintain a minimum amount. You may elect to have the amount of the withdrawal subtracted from your account value in one of three ways:

 (1) pro rata from more than one variable investment option (without using up your total value in those options); or

 (2) pro rata from more than one variable investment option (until your value in those options is used up); or

 (3) you may specify a dollar amount from only one variable investment option.

 You can cancel the systematic withdrawal option at any time.

 Amounts withdrawn in excess of the 15% free withdrawal amount may be subject to a withdrawal charge.


 MINIMUM DISTRIBUTION WITHDRAWALS
 (Traditional IRA and QP IRA contracts - See "Tax information")

 We offer the minimum distribution withdrawal option to help you meet required minimum distributions under federal income tax rules. You may elect this option in the year in which you reach age 70 1/2 and have account value in the variable investment options and the guaranteed interest option of at least $2,000. The minimum amount we will pay out is $300, or if less, your account value. If your account value is less than $500 after the withdrawal, we may terminate your contract and pay you its cash value. You elect the method you want us to use to calculate your minimum distribution withdrawal from the choices we offer. Currently, minimum distribution withdrawal payments will be made annually.

 Unless you specify otherwise, we will subtract your withdrawals on a pro rata basis from your values in the variable investment options and the guaranteed interest

--------------------------------------------------------------------------------
30 ACCESSING YOUR MONEY
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 option. If those amounts are insufficient, we will make up required amounts from the fixed maturity options to the extent you have value in those options. A market value adjustment may apply. We will calculate your payment each year based on your account value at the end of each prior calendar year, based on the method you choose.
 -------------------------------------------------------------------------------
 We will send to Traditional IRA and QP IRA owners a form outlining the minimum distribution options available before you reach age 701/2 (if you have not begun your annuity payments before that time).
 -------------------------------------------------------------------------------

 AUTOMATIC NQ DEPOSIT SERVICE

 If you are receiving required minimum distribution payments from a Traditional IRA or QP IRA contract you may use our automatic NQ deposit service.

 Under this service we will automatically deposit the required minimum distribution payment from your Traditional IRA or QP IRA contract directly into an existing EQUI-VEST NQ or an existing EQUI-VEST Express NQ contract according to your allocation instructions.

 DEPOSIT OPTION FOR NQ CONTRACTS ONLY

 You can elect the deposit option for your benefit while you live, or for the benefit of your beneficiary.

 Proceeds from your NQ contract can be deposited with us for a period you select (including one for as long as the annuitant lives). We will hold the amounts in our general account. We will credit interest on the amounts at a guaranteed rate for the specified period. We will pay out the interest on the amount deposited at least once each year.

 If you elect this option for your benefit, you deposit the amount with us that you would otherwise apply to an annuity payout option. If you elect this option for your beneficiary before the annuitant's death, death benefit proceeds can be left on deposit with us subject to certain restrictions, instead of being paid out to the beneficiary.

 Other restrictions apply to the deposit option. Your Equitable associate can provide more information about this option, or you may call our Processing Office.

 SURRENDER OF YOUR CONTRACT TO RECEIVE ITS CASH VALUE

 You may surrender your contract to receive its cash value at any time while the annuitant is living and before you begin to receive annuity payments. For a surrender to be effective, we must receive your written request and your contract at our Processing Office. We will determine your cash value on the date we receive the required information. All benefits under the contract will terminate as of that date.

 You may receive your cash value in a single sum payment or apply it to one or more of the annuity payout options. See "Choosing your annuity payout options" below. We will usually pay the cash value within seven calendar days, but we may delay payment as described in "When to expect payments" below. For the tax consequences of surrenders, see "Tax information."

 WHEN WE MAY TERMINATE YOUR CONTRACT

 We may terminate your contract and pay you the cash value if:

 (1) your account value is less than $500 and you have not made contributions to your contract for a period of three years; or

 (2) you request a lump sum withdrawal that reduces your account value to an amount less than $500; or

 (3) you have not made any contributions within 120 days from your contract date.


 WHEN TO EXPECT PAYMENTS

 Generally, we will fulfill requests for payments out of the variable investment options within seven calendar days after the date of the transaction to which the request relates. These transactions may include applying proceeds to a variable annuity payout option, payment of a death benefit, payment of any amount you withdraw (less any withdrawal charge) and, upon surrender or termination, payment of the cash value. We may postpone such payments or applying proceeds for any period during which:

--------------------------------------------------------------------------------
                                                        ACCESSING YOUR MONEY  31
--------------------------------------------------------------------------------

 (1) the New York Stock Exchange is closed or restricts trading,

 (2) sales of securities or determination of the fair value of a variable investment option's assets is not reasonably practicable because of an emergency, or

 (3) the SEC, by order, permits us to defer payment to protect people remaining in the variable investment options.

 We can defer payment of any portion of your values in the guaranteed interest option and the fixed maturity options (other than for death benefits) for up to six months while you are living. We also may defer payments for a reasonable amount of time (not to exceed 15 days) while we are waiting for a contribution check to clear.

 All payments are made by check and are mailed to you (or the payee named in a tax-free exchange) by U.S. mail, unless you request that we use an express delivery service at your expense.


 CHOOSING YOUR ANNUITY PAYOUT OPTIONS

 EQUI-VEST offers you several choices for receiving retirement income. Each choice enables you to receive fixed or, in some cases, variable annuity payments.

 You can choose from among the different forms of annuity payout options listed below. Restrictions apply, depending on the type of contract you own.


 ANNUITY PAYOUT OPTIONS

 You can choose from among the following annuity payout options:

 o Life annuity: An annuity that guarantees payments for the rest of the annuitant's life. Payments end with the last monthly payment before the annuitant's death. Because there is no continuation of benefits following the annuitant's death with this payout option, it provides the highest monthly payment of any of the life annuity options, so long as the annuitant is living.

 o Life annuity - period certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the end of a selected period of time ("period certain"), payments continue to the beneficiary for the balance of the period certain. Under IRAs, the period certain cannot exceed your life expectancy or the joint life expectancy of you and your spouse.

 o Life annuity - refund certain: An annuity that guarantees payments for the rest of the annuitant's life. If the annuitant dies before the amount applied to purchase the annuity option has been recovered, payments to the beneficiary will continue until that amount has been recovered. This payout option is available only as a fixed annuity.

 o Period certain annuity: An annuity that guarantees payments for a specific period of time, usually 5, 10, 15, or 20 years. This option does not guarantee payments for the rest of the annuitant's life. It does not permit any repayment of the unpaid principal, so you cannot elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. Currently, this payout option is available only as a fixed annuity.

 All of the above payout options are available as fixed annuities. With fixed annuities, we guarantee fixed annuity payments that will be based either on the tables of guaranteed annuity payments in your contract or on our then current annuity rates, whichever is more favorable for you.

 The life annuity, life annuity -- period certain, and life annuity -- refund certain payout options are available on a single life or joint and survivor life basis. The joint and survivor life annuity guarantees payments for the rest of the annuitant's life and, after the annuitant's death, payments continue to the survivor.

 The following annuity payout options are available as variable annuities:

 o  Life annuity (except in New York)

 o  Life annuity -- period certain

 o  Joint and survivor life annuity (100% to survivor)

--------------------------------------------------------------------------------
32 ACCESSING YOUR MONEY
--------------------------------------------------------------------------------

 o  Joint and survivor life period certain annuity (100% to survivor)


 Variable annuities may be funded through your choice of variable investment options investing in Portfolios of The Hudson River Trust. On or about October 1, 1999, these Portfolios will become Portfolios of EQ Advisors Trust. See "Proposed substitution of Portfolios" under "About The Hudson River Trust and EQ Advisors." The contract also offers a fixed annuity payout option that can be elected in combination with the variable annuity payout options. The amount of each variable annuity payment will fluctuate, depending upon the performance of the variable investment options, and whether the actual rate of investment return is higher or lower than an assumed base rate. Please see "Annuity unit values" in the SAI.


 We also make the variable annuity payout options available to owners of our single premium deferred annuity ("SPDA") contract and certain other combination fixed and variable annuity contracts. Such contractholders who are considering purchasing a variable payout option should also review the information in this prospectus relating to the variable investment options. The Hudson River Trust prospectus (directly following this prospectus), and the sections of the SAI which discuss the variable annuity payout option should also be reviewed.

 We may offer other payout options not outlined here. Your Equitable associate can provide details.


 SELECTING AN ANNUITY PAYOUT OPTION

 When you select a payout option, we will issue you a separate written agreement confirming your right to receive annuity payments. Unless you choose a different payout option, we will pay annuity payments under a life annuity with a period certain of 10 years. We require you to return your contract before annuity payments begin.

 You can choose the date annuity payments are to begin. You can change the date your annuity payments are to begin anytime before that date as long as you do not choose a date later than the 28th day of any month. Also, that date may not be later than the contract date anniversary that follows the annuitant's 90th birthday. This may be different in some states.

 Before your annuity payments are to begin, we will notify you by letter that the annuity payout options are available. Once you have selected a payout option and payments have begun, no change can be made, other than transfers (if permitted in the future) among the variable investment options if a variable annuity is selected.


 The amount of the annuity payments will depend on

 (1) the amount applied to purchase the annuity;

 (2) the type of annuity chosen, and whether it is fixed or variable. If you choose a variable annuity, we use an assumed base rate of either 5% or 3 1/2% to calculate the level of payments. We provide information about the assumed base rate in the SAI;

 (3) in the case of a life annuity, the annuitant's age (or the annuitant's and joint annuitant's ages); and

 (4) in certain instances, the sex of the annuitant(s).

 In no event will you ever receive payments under a fixed option or an initial payment under a variable option of less than the minimum amounts guaranteed by the contract.


 If, at the time you elect a payout option, the amount to be applied is less than $2,000 or the initial payment under the form elected is less than $20 monthly, we reserve the right to pay the account value in a single sum rather than as payments under the payout option chosen.

--------------------------------------------------------------------------------
                                                        CHARGES AND EXPENSES  33
--------------------------------------------------------------------------------


5
Charges and expenses


--------------------------------------------------------------------------------


 CHARGES THAT EQUITABLE LIFE DEDUCTS

 We deduct the following charges each day from the net assets of each variable investment option. These charges are reflected in the unit values of each variable investment option:


 o A mortality and expense risks charge, which includes a death benefit charge


 o  A charge for other expenses


 We deduct the following charges from your account value. When we deduct these charges from your variable investment options, we reduce the number of units credited to your contract:

 o  An annual administrative charge, if applicable


 o  Charge for third-party transfer or exchange


 o At the time you make certain withdrawals or surrender your contract, or your contract is terminated -- a withdrawal charge

 o  A ratcheted death benefit charge, if you elect the benefit

 o At the time annuity payments are to begin -- charges for any state premium or other applicable taxes. An annuity administrative fee may also apply

 More information about these charges appears below.


 MORTALITY AND EXPENSE RISKS CHARGE


 We deduct a daily charge from the net assets in each variable investment option to compensate us for mortality and expense risks, including the death benefit. The daily charge is equivalent to an annual rate of 0.95% of the net assets in each variable investment option.


 The mortality risk we assume is the risk that annuitants as a group will live for a longer time than our actuarial tables predict. If that happens, we would be paying more in annuity benefits than we planned. We also assume a risk that the mortality assumptions reflected in our guaranteed annuity payment tables, shown in each contract, will differ from actual mortality experience. We may change the actuarial basis for our guaranteed annuity payment tables, but only for new contributions and only at five year intervals from the contract date. Lastly, we assume a mortality risk to the extent that at the time of death, the guaranteed death benefit exceeds the cash value of the contract. In addition, we waive any withdrawal charge upon payment of a death benefit.

 The expense risk we assume is the risk that it will cost us more to issue and administer the contracts than we expect.

 To the extent that the mortality and expense risk charges are not needed to cover the actual expenses incurred, they may be considered an indirect reimbursement for certain sales and promotional expenses relating to the contracts.


 CHARGE FOR OTHER EXPENSES

 We deduct this daily charge from the net assets in each variable investment option. This charge, together with the annual administrative charge described below, is for providing administrative and financial accounting services under the contracts. The daily charge is equivalent to a maximum annual rate of 0.25% of net assets in each variable investment option.


 TOTAL MAXIMUM SEPARATE ACCOUNT A CHARGES. The total annual rate for Separate Account A charges is 1.20%. We may increase or decrease this total annual rate, but we may not increase it above a maximum rate of 2.00%. Any increase will apply only to contributions you may make after the date of the change. Any changes we make will reflect differences in costs and anticipated expenses, and will not be unfairly discriminatory.


 ANNUAL ADMINISTRATIVE CHARGE


 We deduct an administrative charge from your account value on the last business day of each contract year. We will deduct a pro rata portion of the charge if you surrender your contract, elect an annuity payout option, or the annuitant dies during the contract year. We deduct the charge if your account value on the last business day of the contract year, is less than $25,000 under NQ and QP IRA contracts and

--------------------------------------------------------------------------------
34  CHARGES AND EXPENSES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



 $20,000 under Traditional IRA and Roth IRA contracts. If your account value on such date is $25,000 or more for NQ and QP IRA ($20,000 or more for Traditional IRA and Roth IRA) contracts, we do not deduct the charge. During the first two contract years, the charge is equal to $30 or, if less, 2% of your current account value. The charge is $30 for contract years three and later.


 The charge is deducted pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options, unless you tell us otherwise.


 We may increase this charge if our administrative costs rise, but the charge will never exceed $65 annually. We reserve the right to deduct this charge on a quarterly, rather than annual basis.



 CHARGE FOR THIRD-PARTY TRANSFER OR EXCHANGE


 We impose a charge for making a direct transfer of amounts from your contract to a third party, such as in the case of a trustee-to-trustee transfer for an IRA contract, or if you request that your contract be exchanged for a contract issued by another insurance company. In either case, we will deduct from your account value any withdrawal charge that applies and a charge of $25 for each direct transfer or exchange. We reserve the right to increase this charge to a maximum of $65.



 WITHDRAWAL CHARGE

 A withdrawal charge may apply in three circumstances: (1) you make one or more withdrawals during a contract year; (2) you surrender your contract to receive its cash value; or (3) we terminate your contract. The amount of the charge will depend on whether the free withdrawal amount applies, and the availability of one or more exceptions.


 In order to give you the exact dollar amount of the withdrawal you request, we deduct the amount of the withdrawal and the amount of the withdrawal charge from your account value. Any amount deducted to pay withdrawal charges is also subject to a withdrawal charge. We deduct the withdrawal amount and the withdrawal charge pro rata from the variable investment options and the guaranteed interest option. If those amounts are insufficient, we will make up the required amounts from the fixed maturity options to the extent you have value in those options. If we deduct all or a portion of the withdrawal charge from the fixed maturity options, a market value adjustment may apply.


 The amount of the withdrawal charge we deduct is equal to 6% of contributions withdrawn that were made in the current and five prior contract years. In the case of surrenders, we will pay you the greater of (i) the account value after any withdrawal charge has been imposed (cash value), or (ii) the free withdrawal amount plus 94% of the remaining account value.

 For purposes of calculating the withdrawal charge, amounts withdrawn up to the free withdrawal amount are not considered a withdrawal of any contribution. We also treat contributions that have been invested the longest as being withdrawn first. We treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge. However, the federal income tax rules treat earnings under most NQ contracts as withdrawn first. See "Tax information."

 We reserve the right to change the amount of the withdrawal charge, but it will not exceed 6% of the contributions withdrawn.

 Any change would not be unfairly discriminatory. We may also reduce the withdrawal charge in order to comply with any state law requirement. See "Contracts issued in New York -- fixed maturity options" below.

 The withdrawal charge does not apply in the circumstances described below.

 15% FREE WITHDRAWAL AMOUNT. Each contract year you can withdraw up to 15% of your account value without paying a withdrawal charge. The 15% free withdrawal amount is determined using your account value at the time you request a withdrawal, minus any other withdrawals made during the contract year.

--------------------------------------------------------------------------------
                                                        CHARGES AND EXPENSES  35
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------

 DEATH OR PURCHASE OF ANNUITY. The withdrawal charge does not apply:

 o If the annuitant dies and a death benefit is payable to the beneficiary.

 o If we receive a properly completed election form providing for the account value to be used to buy a life contingent annuity or a non-life annuity with a period certain for a term of at least ten years.

 DISABILITY, TERMINAL ILLNESS, OR CONFINEMENT TO NURSING HOME. The withdrawal charge also does not apply:

 o If the annuitant has qualified to receive social security disability benefits as certified by the Social Security Administration; or

 o If we receive proof satisfactory to us (including certification by a licensed physician) that the annuitant's life expectancy is six months or less; or

 o If the annuitant has been confined to a nursing home for more than 90 days (or such other period, as required in your state) as verified by a licensed physician. A nursing home for this purpose means one that is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

    - its main function is to provide skilled, intermediate, or custodial nursing care;

    - it provides continuous room and board to three or more persons;

    - it is supervised by a registered nurse or licensed practical nurse;

    - it keeps daily medical records of each patient;

    - it controls and records all medications dispensed; and

    - its primary service is other than to provide housing for residents.

 We reserve the right to impose a withdrawal charge, in accordance with your contract and applicable state law, if the disability is caused by a preexisting condition or a condition that began within 12 months of the contract date. Some states may not permit us to waive the withdrawal charge in the above circumstances, or may limit the circumstances for which the withdrawal charge may be waived. Your Equitable associate can provide more information or you may contact our Processing Office.

 For Traditional IRA, QP IRA, and Roth IRA contracts the withdrawal charge also does not apply:

 o  after six contract years and the annuitant is at least age 59 1/2; or

 o if you request a refund of a contribution in excess of amounts allowed to be contributed under the federal income tax rules within one month of the date on which you made the contribution.

 CONTRACTS ISSUED IN NEW YORK - FIXED MATURITY OPTIONS

 For contracts issued in New York, the withdrawal charge that applies to withdrawals taken from amounts in the fixed maturity options will never exceed 6%.

 The withdrawal charge will be the greater of the charge determined by applying the New York Declining Scale ("declining scale") and the New York Alternative Scale ("alternative scale") method of accessing withdrawal charges, not to exceed 6%. If you withdraw amounts that have been transferred from one fixed maturity option to another, we use the alternative scale if it produces a higher charge than the declining scale.

--------------------------------------------------------------------------------
36 CHARGES AND EXPENSES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


-----------------------------------------------------------------------
    DECLINING SCALE              ALTERNATIVE SCALE
-----------------------------------------------------------------------
    Year of in vestment in                 Year of transfer within
    fixed maturity option*                 fixed maturity option*
-----------------------------------------------------------------------
  Within year 1          6%              Within year 1        5%
-----------------------------------------------------------------------
        2                6%                    2              4%
-----------------------------------------------------------------------
        3                5%                    3              3%
-----------------------------------------------------------------------
        4                4%                    4              2%
-----------------------------------------------------------------------
        5                3%                    5              1%
-----------------------------------------------------------------------
        6                2%               After year 5        0%
-----------------------------------------------------------------------
   After year 6          0%     Not to exceed 1%
                                times the number of
                                years remaining in the
                                fixed maturity option,
                                rounded to the higher
                                number of years. In
                                other words, if 4.3
                                years remain, it would
                                be a 5% charge.
-----------------------------------------------------------------------

 * Measured from the contract date anniversary prior to the date of the contribution or transfer.

 In the following example we compare the withdrawal charge that would apply to a withdrawal from a NQ, Traditional IRA or QP IRA contract that has an account value of $10,000; $8,000 from a contribution made three years ago and $2,000 from positive investment performance.

 o If you were to withdraw the total amount of the contribution within the first six years after it was made the withdrawal charge that generally applies would be $480 (6% of $8,000). However, if when you made your contribution you allocated it to a fixed maturity option, the withdrawal charge would be lower. According to the declining scale method described above, the withdrawal charge would be limited to 5% of the $8,000, or $400 in the third year.

 o The withdrawal charge may be different if when you made your contribution three years ago, you allocated it to a fixed maturity option and then in the third year, you transfer the amounts that apply to such contribution to a new fixed maturity option. In this example we assume that there is one year remaining in the new fixed maturity option. Because you made a transfer among the fixed maturity options, the alternative scale may now apply. Based on this alternative scale, a contribution that is transferred will be subject to a 5% withdrawal charge if you withdraw that contribution in the same year that you make the transfer. However, the withdrawal charge may not exceed 1% for each year remaining in the new fixed maturity option. Since, in this example, the time remaining in the new fixed maturity option is one year, the withdrawal charge under the alternative scale would be limited to 1%. Because New York regulations permit us to use the greater of the declining scale or the alternative scale, the withdrawal charge would be 5%, or $400, based on the declining scale.

 o The withdrawal charge may not exceed the charge that would normally apply under the contract. Use of a New York scale can only result in a lower charge. If your contribution has been in the contract for more than six years and therefore would not have a withdrawal charge associated with it, no withdrawal charge would apply.

 o If you take a withdrawal from an investment option other than the fixed maturity options, the amount available for withdrawal without a withdrawal charge is reduced. It will be reduced by the amount of the contribution in the fixed maturity options to which no withdrawal charge applies.

 o As of any date on which 50% or more of your account value is held in fixed maturity options, the free withdrawal amount is zero.

 For contracts issued in New York, you should consider that on the maturity date of a fixed maturity option if we have not received your instructions for allocation of your maturity value, we will transfer your maturity value to the fixed maturity option scheduled to mature next. If we are not offering other fixed maturity options, we will transfer your maturity value to the Alliance Money Market option.

 The potential for lower withdrawal charges for withdrawals from the fixed maturity options and the potential for a lower free withdrawal amount than those that would normally apply, should be taken into account when deciding whether to allocate amounts to, or transfer amounts to or from, the fixed maturity options.

--------------------------------------------------------------------------------
                                                        CHARGES AND EXPENSES  37
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 We will deduct the annual administrative charge and the withdrawal charge from the variable investment options and the guaranteed interest option as discussed above. If the amounts in those options are insufficient to cover the charges, we reserve the right to deduct the charges from the fixed maturity options. Charges deducted from the fixed maturity options are considered withdrawals and, as such, will result in a market value adjustment.

 CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES


 We deduct a charge for applicable taxes such as premium taxes that may be imposed in your state. Generally, we deduct the charge from the amount applied to provide an annuity payout option. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5% (1% in Puerto Rico and 5% in the U.S. Virgin Islands).


 We reserve the right to deduct any applicable charges for taxes such as premium taxes from each contribution, or from withdrawals, or for surrender and termination of your contract. If we have deducted any applicable charges from contributions, we will not deduct a charge for the same taxes later. If, however, an additional tax charge is later imposed upon us when you make a withdrawal, or surrender your contract, or it is terminated, or you elect to begin receiving annuity payments, we reserve the right to deduct a charge at that time.

 ANNUITY ADMINISTRATIVE FEE

 We generally deduct a fee of up to $350 from the amount to be applied to purchase a life annuity payout option.


 OPTIONAL RATCHETED DEATH BENEFIT CHARGE

 If you elect the optional ratcheted death benefit we deduct a charge annually from your account value on each contract date anniversary. The charge is equal to 0.15% of your account value on the contract date anniversary.


 We will deduct this charge from your investment options beginning first with your value in the guaranteed interest option. If there is not enough value in the guaranteed interest option we will deduct all or a portion of the charge from your value in the variable investment options next, followed by your value in the fixed maturity options in order of the earliest maturity date(s) first. A market value adjustment may apply.


 CHARGES THAT THE TRUSTS DEDUCT

 The Hudson River Trust and EQ Advisors Trust each deducts charges for the following types of fees and expenses:

 o Investment advisory fees ranging from 0.31% to 1.15%.

 o 12b-1 fees of 0.25%.

 o Operating expenses, such as trustees' fees, independent auditors' fees, legal counsel fees, administrative service fees, custodian fees, and liability insurance.

 o Investment-related expenses, such as brokerage commissions.

 These charges are reflected in the daily share price of each Portfolio. Since shares of each trust are purchased at their net asset value, these fees and expenses are, in effect, passed on to the variable investment options and are reflected in their unit values. For more information about these charges, please refer to the prospectuses for The Hudson River Trust and EQ Advisors Trust following this prospectus.

 GROUP OR SPONSORED ARRANGEMENTS

 For certain group or sponsored arrangements, we may reduce the withdrawal charge or the mortality and expense risks charge, or change the minimum contribution requirements. We also may change the minimum death benefit or offer variable investment options that invest in shares of The Hudson River Trust or EQ Advisors Trust that are not subject to the 12b-1 fee. Group arrangements include those in which a trustee or an employer, for example, purchases contracts covering a group of individuals on a group basis. Group arrangements are not available for Traditional IRA and Roth IRA contracts. Sponsored arrangements include those in which an employer allows us to sell contracts to its employees or retirees on an individual basis.

--------------------------------------------------------------------------------
38 CHARGES AND EXPENSES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 Our costs for sales, administration, and mortality generally vary with the size and stability of the group or sponsoring organization, among other factors. We take all these factors into account when reducing charges. To qualify for reduced charges, a group or sponsored arrangement must meet certain requirements, such as requirements for size and number of years in existence. Group or sponsored arrangements that have been set up solely to buy contracts or that have been in existence less than six months will not qualify for reduced charges.

 We also may establish different rates to maturity for the fixed maturity options under different classes of contracts for group or sponsored arrangements.

 We will make these and any similar reductions according to our rules in effect when we approve a contract for issue. We may change these rules from time to time. Any variation will reflect differences in costs or services and will not be unfairly discriminatory.

 Group or sponsored arrangements may be governed by federal income tax rules, the Employee Retirement Income Security Act of 1974, or both. We make no representations with regard to the impact of these and other applicable laws on such programs. We recommend that employers, trustees, and others purchasing or making contracts available for purchase under such programs seek the advice of their own legal and benefits advisers.


OTHER DISTRIBUTION ARRANGEMENTS

 We may reduce or eliminate charges when sales are made in a manner that results in savings of sales and administrative expenses, such as sales through persons who are compensated by clients for recommending investments and who receive no commission or reduced commissions in connection with the sale of the contracts. We will not permit a reduction or elimination of charges where it will be unfairly discriminatory.

--------------------------------------------------------------------------------
                                                    PAYMENT OF DEATH BENEFIT  39
--------------------------------------------------------------------------------


6
Payment of death benefit


--------------------------------------------------------------------------------



 YOUR BENEFICIARY AND PAYMENT OF BENEFIT

 You designate your beneficiary when you apply for your contract. You may change your beneficiary at any time by writing to our Processing Office. The change will be effective on the date the written request for the change is received in our Processing Office. We are not responsible for any beneficiary change request that we do not receive.

 We determine the amount of the death benefit as of the date we receive satisfactory proof of the annuitant's death and any required instructions for the method of payment. We describe the death benefit in "Contract features and benefits" earlier in this prospectus.

 On the date we determine the death benefit, your account value will be deducted from the investment options. We will hold this amount in our general account and credit it with interest at a rate not less than the rate required by law. If you have transferred the value of another annuity contract that we issue to your EQUI-VEST contract, the value of the other contract's minimum death benefit calculated as of the time of the transfer will be included in the total contributions for the purpose of calculating the minimum death benefit.

                           -------------------------

 EFFECT OF THE ANNUITANT'S DEATH

 If the annuitant dies before the annuity payments begin, we will pay the death benefit to your beneficiary.

 Generally, the death of the annuitant terminates the contract. However, a beneficiary who is the surviving spouse of the owner/annuitant can choose to be treated as the successor owner/annuitant and continue the contract. Only a spouse can be a successor owner/annuitant.

 For Traditional IRA and QP IRA contracts, a beneficiary who is not a surviving spouse may be able to have limited ownership as discussed under "Beneficiary continuation option under Traditional IRA and QP IRA contracts" below.

 WHEN AN NQ CONTRACT OWNER DIES BEFORE THE ANNUITANT


 Under certain conditions the owner can change after the original owner's death. When you are not the annuitant under an NQ contract and you die before annuity payments begin, the beneficiary named to receive the death benefit upon the annuitant's death will automatically become the successor owner. If you do not want the beneficiary to be the successor owner, you should name a specific successor owner. You may name a successor owner at any time by sending satisfactory notice to our Processing Office.


 Unless the surviving spouse of the owner who has died is the successor owner for this purpose, the entire interest in the contract must be distributed under the following rules:

 o The cash value of the contract must be fully paid to the designated beneficiary (new owner) by December 31st of the fifth calendar year after your death.


 o The successor owner may instead elect to receive the cash value as a life annuity (or payments for a period certain of not longer than the new owner's life expectancy). Payments must begin no later than December 31st following the calendar year of the non-annuitant owner's death. Unless this alternative is elected, we will pay any cash value on December 31st of the fifth calendar year following the year of your death.


 If the surviving spouse is the successor owner, the spouse may elect to continue the contract. No distributions are required as long as the surviving spouse and annuitant are living.


 HOW DEATH BENEFIT PAYMENT IS MADE


 We will pay the death benefit to the beneficiary in the form of the annuity payout option you have chosen. If you have not chosen an annuity payout option as of the time of the annuitant's death, the beneficiary will receive the death benefit in a single sum. However, subject to any exceptions in the contract, our rules and any applicable requirements under federal income tax rules, the beneficiary may elect to apply the death benefit to one or more annuity payout

--------------------------------------------------------------------------------
40  PAYMENT OF DEATH BENEFIT
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



 options we offer at the time. See "Choosing your annuity payout options" under "Accessing your money" earlier in this prospectus. Please note that if you are both the contract owner and the annuitant, you may elect only a life annuity or an annuity that does not extend beyond the life expectancy of the beneficiary.


 Single sum payments generally are paid through the Equitable Life Access Account(TM), an interest bearing checking account. Beneficiaries have immediate access to the proceeds by writing a check on the account. We pay interest from the date the single sum is deposited into the Access Account until the account is closed.

 BENEFICIARY CONTINUATION OPTION UNDER TRADITIONAL IRA AND QP IRA CONTRACTS

 Upon your death, a nonspouse beneficiary may generally elect to keep the contract in your name and receive distributions under the contract instead of the death benefit being paid in a single sum. The account value used to provide the distributions will be increased to equal the amount of the death benefit.

 The beneficiary's choices depend in part on whether or not you were taking required minimum distributions under the contract prior to your death.

 (1) If you were taking required minimum distributions under the contract, the distributions to the beneficiary must continue to be made at least as rapidly as prior to your death.

 (2) If you die before you must take required minimum distributions under the contract, the beneficiary may begin taking minimum distributions under the contract, but such withdrawals must be based on the beneficiary's life expectancy. The withdrawals must begin by December 31st of the calendar year following your death. If there is more than one beneficiary, the shortest life expectancy must be used.

 (3) The withdrawals must be taken annually. There will not be a withdrawal charge for these withdrawals. The beneficiary along with his or her tax adviser will be responsible for determining the amount of the withdrawals.

 (4) The designated beneficiary must be a natural person and of legal age at the time of election. The beneficiary must elect this option within 30 days following the date we receive proof of your death. If no election is made within 30 days to: (1) receive the death benefit, or (2) continue the contract and take annual withdrawals as described above, or (3) defer payment of the account value for five years, the death benefit will be paid to the beneficiary according to our standard procedures.

 (5) While the contract continues in your name, the beneficiary may transfer the contract's account value among the investment options. However, additional contributions will not be permitted and the death benefit provisions will no longer be in effect. Although the only withdrawals that will be permitted are minimum distribution withdrawals, the beneficiary may choose at any time to withdraw all of the account value and no withdrawal charges will apply.

--------------------------------------------------------------------------------
                                                             TAX INFORMATION  41
--------------------------------------------------------------------------------

 7
 Tax information


--------------------------------------------------------------------------------


 OVERVIEW

 In this part of the prospectus, we discuss the current federal income tax rules that generally apply to EQUI-VEST contracts owned by United States taxpayers. The tax rules can differ, depending on the type of contract, whether NQ, Traditional IRA, QP IRA, or Roth IRA. Therefore, we discuss the tax aspects of each type of contract separately.

 Federal income tax rules include the United States laws in the Internal Revenue Code, and Treasury Department Regulations and Internal Revenue Service ("IRS") interpretations of the Internal Revenue Code. These tax rules may change. We cannot predict whether, when, or how these rules could change. Any change could affect contracts purchased before the change.

 We cannot provide detailed information on all tax aspects of the contracts. Moreover, the tax aspects that apply to a particular person's contract may vary depending on the facts applicable to that person. We do not discuss state income and other state taxes, federal income tax and withholding rules for non-U.S. taxpayers, or federal gift and estate taxes. Transfers of the contract, rights under the contract, or payments under the contract may be subject to gift or estate taxes. You should not rely only on this document, but should consult your tax adviser before your purchase.

 If you are buying a contract to fund a retirement plan that already provides tax deferral under the Internal Revenue Code (any type of IRA) you should do so for the contract's features and benefits other than tax deferral. In such situations, the tax deferral of the contract does not provide additional benefits.


 TRANSFERS AMONG INVESTMENT OPTIONS

 You can make transfers among investment options inside the contract without triggering taxable income.


 TAXATION OF NONQUALIFIED ANNUITIES

 CONTRIBUTIONS

 You may not deduct the amount of your contributions to a nonqualified annuity contract.

 CONTRACT EARNINGS

 Generally, you are not taxed on contract earnings until you receive a distribution from your contract, whether as a withdrawal or as an annuity payment. However, earnings are taxable, even without a distribution:

 o if a contract fails investment diversification requirements as specified in federal income tax rules (these rules are based on or are similar to those specified for mutual funds under securities laws);

 o if you transfer a contract, for example, as a gift to someone other than your spouse (or former spouse);

 o if you use a contract as security for a loan (in this case, the amount pledged will be treated as a distribution); and

 o if the owner is other than an individual (such as a corporation, partnership, trust, or other non-natural person).

 All nonqualified deferred annuity contracts that Equitable Life and its affiliates issue to you during the same calendar year are linked together and treated as one contract for calculating the taxable amount of any distribution from any of those contracts.

 ANNUITY PAYMENTS

 Once annuity payments begin, a portion of each payment is taxable as ordinary income. You get back the remaining portion without paying taxes on it. This is your "investment in the contract." Generally, your investment in the contract equals the contributions you made, less any amounts you previously withdrew that were not taxable.

 For fixed annuity payments, the tax-free portion of each payment is determined by (1) dividing your investment in the contract by the total amount you are expected to receive out of the contract, and (2) multiplying the result by the amount

--------------------------------------------------------------------------------
42 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 of the payment. For variable annuity payments, your investment in the contract divided by the number of expected payments is your tax-free portion of each payment.

 Once you have received the amount of your investment in the contract, all payments after that are fully taxable. If payments under a life annuity stop because the annuitant dies, there is an income tax deduction for any unrecovered investment in the contract.


 PAYMENTS MADE BEFORE ANNUITY PAYMENTS BEGIN

 If you make withdrawals before annuity payments begin under your contract, they are taxable to you as ordinary income if there are earnings in the contract. Generally, earnings are your account value less your investment in the contract. If you withdraw an amount which is more than the earnings in the contract as of the date of the withdrawal, the balance of the distribution is treated as a return of your investment in the contract and is not taxable.


 CONTRACTS PURCHASED THROUGH EXCHANGES

 You may purchase your NQ contract through an exchange of another contract. Normally, exchanges of contracts are taxable events. The exchange will not be taxable under Section 1035 of the Internal Revenue Code if:


 o The contract that is the source of the funds you are using to purchase the NQ contract is another nonqualified deferred annuity contract (or life insurance or endowment contract).


 o The owner and the annuitant are the same under the source contract and the EQUI-VEST NQ contract. If you are using a life insurance or endowment contract the owner and the insured must be the same on both sides of the exchange transaction.

 The tax basis of the source contract carries over to the EQUI-VEST NQ contract.


 SURRENDERS

 If you surrender or cancel the contract, the distribution is taxable as ordinary income (not capital gain) to the extent it exceeds your investment in the contract.

 DEATH BENEFIT PAYMENTS MADE TO A BENEFICIARY AFTER YOUR DEATH

 For the rules applicable to death benefits, see "Payment of death benefit" and "When an NQ contract owner dies before the annuitant" earlier in this prospectus. The tax treatment of a death benefit taken as a single sum is generally the same as the tax treatment of a withdrawal from or surrender of your contract. The tax treatment of a death benefit taken as annuity payments is generally the same as the tax treatment of annuity payments under your contract.

 EARLY DISTRIBUTION PENALTY TAX

 If you take distributions before you are age 59 1/2 a penalty tax of 10% of the taxable portion of your distribution applies in addition to the income tax. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

 o  on or after your death; or

 o  because you are disabled (special federal income tax definition); or

 o in the form of substantially equal periodic annuity payments for your life (or life expectancy) or the joint lives (or joint life expectancy) of you and a beneficiary.


 SPECIAL RULES FOR NQ CONTRACTS ISSUED IN PUERTO RICO

 Under current law we treat income from NQ contracts as U.S. source. A Puerto Rico resident is subject to U.S. taxation on such U.S. source income. Only Puerto Rico source income of Puerto Rico residents is excludable from U.S. taxation. Income from NQ contracts is also subject to Puerto Rico tax. The calculation of the taxable portion of amounts distributed from a contract may differ in the two jurisdictions. Therefore, you might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income from the contract for each tax return. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on your

--------------------------------------------------------------------------------
                                                             TAX INFORMATION  43
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 personal situation and the timing of the different tax liabilities, you may not be able to take full advantage of this credit.

 INDIVIDUAL RETIREMENT ARRANGEMENTS ("IRAS")

 GENERAL

 "IRA" stands for individual retirement arrangement. There are two basic types of such arrangements, individual retirement accounts and individual retirement annuities. In an individual retirement account, a trustee or custodian holds the assets for the benefit of the IRA owner. The assets can include mutual funds and certificates of deposit. In an individual retirement annuity, an insurance company issues an annuity contract that serves as the IRA.

 There are two basic types of IRAs, as follows:

 o "Traditional IRAs," typically funded on a pre-tax basis including SEP-IRAs and SIMPLE-IRAs, issued and funded in connection with employer-sponsored retirement plans. EQUIT-VEST Traditional IRA and QP IRA are traditional IRAs.

 o Roth IRAs, first available in 1998, funded on an after-tax basis. EQUI-VEST Roth IRA.

 Regardless of the type of IRA, your ownership interest in the IRA cannot be forfeited. You or your beneficiaries who survive you are the only ones who can receive the IRA's benefits or payments.

 You can hold your IRA assets in as many different accounts and annuities as you would like, as long as you meet the rules for setting up and making contributions to IRAs. However, if you own multiple IRAs, you may be required to combine IRA values or contributions for tax purposes. For further information about individual retirement arrangements, you can read Internal Revenue Service Publication 590 ("Individual Retirement Arrangements (IRAs)"). This publication is usually updated annually, and can be obtained from any IRS district office or the IRS Web site (www.irs.ustreas.gov).

 Equitable Life designs its traditional IRA contracts to qualify as "individual retirement annuities" under Section 408(b) of the Internal Revenue Code. This prospectus contains the information that the IRS requires you to have before you purchase an IRA. This section of the prospectus covers some of the special tax rules that apply to IRAs. The next section covers Roth IRAs. Education IRAs are not discussed in this prospectus because they are not available in individual retirement annuity form.

 The EQUI-VEST IRA contract has been approved by the IRS as to form for use as a Traditional IRA. We have submitted the Roth IRA version for formal IRS approval. This IRS approval is a determination only as to the form of the annuity. It does not represent a determination of the merits of the annuity as an investment. The IRS approval does not address every feature possibly available under the EQUI-VEST IRA contract.


 CANCELLATION

 You can cancel any version of the EQUI-VEST IRA contract (Traditional IRA, QP IRA, or Roth IRA) by following the directions under "Your right to cancel within a certain number of days" under "Contract features and benefits" earlier in the prospectus. You can cancel an EQUI-VEST Roth IRA contract issued as a result of a full or partial conversion of any EQUI-VEST Traditional IRA contract by following the instructions in the "EQUI-VEST Roth IRA Re-Characterization Form." The form is available from our Processing Office or your Equitable associate. If you cancel a Traditional IRA or Roth IRA contract, we may have to withhold tax, and we must report the transaction to the IRS. A contract cancellation could have an unfavorable tax impact.


 TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES
 (TRADITIONAL IRAS)

 CONTRIBUTIONS TO TRADITIONAL IRAS. Individuals may make three different types of contributions to a traditional IRA:

 o  regular contributions out of earned income or compensation; or

--------------------------------------------------------------------------------
44 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 o  tax-free "rollover" contributions; or

 o direct custodian-to-custodian transfers from other traditional IRAs ("direct transfers").


 REGULAR CONTRIBUTIONS TO TRADITIONAL IRAS.

 The EQUI-VEST Traditional IRA is intended to receive regular contributions.

 LIMITS ON CONTRIBUTIONS TO TRADITIONAL IRAS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a traditional IRA. You cannot make regular contributions for the tax year in which you reach age 70 1/2 or any tax year after that.

 SPECIAL RULES FOR SPOUSES. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular contributions you are permitted to make to traditional IRAs (and Roth IRAs discussed below). Even if one spouse has no compensation or compensation under $2,000, married individuals filing jointly can contribute up to $4,000 for any taxable year to any combination of traditional IRAs and Roth IRAs. (Any contributions to Roth IRAs reduce the ability to contribute to traditional IRAs and vice versa.) The maximum amount may be less if earned income is less and the other spouse has made IRA contributions. No more than a combined total of $2,000 can be contributed annually to either spouse's traditional IRAs and Roth IRAs. Each spouse owns his or her traditional IRAs and Roth IRAs even if the other spouse funded the contributions. A working spouse age 70 1/2 or over can contribute up to the lesser of $2,000 or 100% of "earned income" to a traditional IRA for a nonworking spouse until the year in which the nonworking spouse reaches age 70 1/2.

 DEDUCTIBILITY OF CONTRIBUTIONS. The amount of traditional IRA contributions that you can deduct for a tax year depends on whether you are covered by an employer-sponsored tax-favored retirement plan, as defined under special federal income tax rules. Your Form W-2 will indicate whether or not you are covered by such a retirement plan.

 IF YOU ARE NOT COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, you can make fully deductible contributions to your traditional IRAs for each tax year up to $2,000 or, if less, your earned income.

 IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your adjusted gross income (AGI) is BELOW THE LOWER DOLLAR FIGURE IN A PHASE-OUT RANGE, you can make fully deductible contributions to your traditional IRAs. For each tax year your fully deductible contribution can be up to $2,000 or, if less, your earned income.

 IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls within a PHASE-OUT RANGE, you can make partially deductible contributions to your traditional IRAs.

 IF YOU ARE COVERED BY A RETIREMENT PLAN DURING ANY PART OF THE YEAR, and your AGI falls ABOVE THE HIGHER FIGURE IN THE PHASE-OUT RANGE, you may not deduct any of your regular contributions to your traditional IRAs.

 If you are single and covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $31,000 and $41,000 in 1999. This range will increase every year until 2005 when the range is $50,000-$60,000.

 If you are married and file a joint return, and you are covered by a retirement plan during any part of the taxable year, the deduction for traditional IRA contributions phases out with AGI between $51,000 and $61,000 in 1999. This range will increase every year until 2007 when the range is $80,000-$100,000.

 Married individuals filing separately and living apart at all times are not considered married for purposes of this deductible contribution calculation. Generally, the active participation in an employer-sponsored retirement plan of an individual is determined independently for each spouse.

--------------------------------------------------------------------------------
                                                             TAX INFORMATION  45
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

 Where spouses have "married filing jointly" status, however, the maximum deductible traditional IRA contribution for an individual who is not an active participant (but whose spouse is an active participant) is phased out for taxpayers with AGI of between $150,000 and $160,000.

 To determine the deductible amount of the contribution in 1999, you determine AGI and subtract $31,000 if you are single, or $51,000 if you are married and file a joint return with your spouse. The resulting amount is your Excess AGI. You then determine the limit on the deduction for traditional IRA contributions using the following formula:


($10,000-excess AGI)            times     $2,000 (or earned     Equals     the adjusted
------------------------------
  divided by $10,000              x        income, if less)        =       deductible
                                                                           contribution
                                                                           limit


 NONDEDUCTIBLE REGULAR CONTRIBUTIONS. If you are not eligible to deduct part or all of the traditional IRA contribution, you may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The combined deductible and nondeductible contributions to your traditional IRA (or the nonworking spouse's traditional IRA) may not, however, exceed the maximum $2,000 per person limit. See "Excess Contributions" below. You must keep your own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Withdrawals, payments and transfers of funds out of traditional IRAs" below.

 If you are making nondeductible contributions in any taxable year, or you have made nondeductible contributions to a traditional IRA in prior years and are receiving distributions from any traditional IRA, you must file the required information with the IRS. Moreover, if you are making nondeductible traditional IRA contributions, you must retain all income tax returns and records pertaining to such contributions until interests in all traditional IRAs are fully distributed.

 WHEN YOU CAN MAKE REGULAR CONTRIBUTIONS. If you file your tax returns on a calendar year basis like most taxpayers, you have until the April 15th return filing deadline (without extensions) of the following calendar year to make your regular contributions for a tax year.

 EXCESS CONTRIBUTIONS

 Excess contributions to IRAs are subject to a 6% excise tax for the year in which made and for each year after until withdrawn. The following are excess contributions to IRAs:

 o  regular contributions of more than $2,000; or

 o regular contributions of more than earned income for the year, if that amount is under $2,000; or

 o  regular contributions to a traditional IRA made after you reach age
    70 1/2; or

 o rollover contributions of amounts which are not eligible to be rolled over. For example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2.

 You can avoid the excise tax by withdrawing an excess contribution (rollover or regular) before the due date (including extensions) for filing your federal income tax return for the year. If it is an excess regular contribution, you cannot take a tax deduction for the amount withdrawn. You do not have to include the excess contribution withdrawn as part of your income. It is also not subject to the 10% additional penalty tax on early distributions discussed below under "Early distribution penalty tax." You do have to withdraw any earnings that are attributed to the excess contribution. The withdrawn earnings would be included in your gross income and could be subject to the 10% penalty tax.

 Even after the due date for filing your return, you may withdraw an excess rollover contribution, without income inclusion or 10% penalty, if:

 (1) the rollover was from a qualified retirement plan to a traditional IRA;

 (2) the excess contribution was due to incorrect information that the plan provided; and

 (3) you took no tax deduction for the excess contribution.

--------------------------------------------------------------------------------
46 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 RECHARACTERIZATIONS

 You may also change your mind about amounts contributed as Roth IRA funds to traditional IRA funds, in accordance with special federal income tax rules, if you use the forms we prescribe. This is referred to as having
 "recharacterized" your contribution.


 ROLLOVERS AND TRANSFERS

 Rollover contributions may be made to a traditional IRA from these sources:

 o  qualified plans;

 o TSAs (including Internal Revenue Code Section 403(b)(7) custodial accounts); and

 o  other traditional IRAs.

 Any amount contributed to a traditional IRA after you reach age 70 1/2 must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.


 ROLLOVERS FROM QUALIFIED PLANS OR TSAS

 There are two ways to do rollovers:

 o  Do it yourself

    You actually receive a distribution that can be rolled over and you roll it over to a traditional IRA within 60 days after the date you receive the funds. The distribution from your qualified plan or TSA will be net of 20% mandatory federal income tax withholding. If you want, you can replace the withheld funds yourself and roll over the full amount.

 o  Direct rollover

    You tell your qualified plan trustee or TSA issuer/custodian/fiduciary to send the distribution directly to your traditional IRA issuer. Direct rollovers are not subject to mandatory federal income tax withholding.

 All distributions from a TSA or qualified plan are eligible rollover distributions, unless the distribution is:

 o  only after-tax contributions you made to the plan; or

 o "required minimum distributions" after age 70 1/2 or separation from service; or

 o substantially equal periodic payments made at least annually for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and your designated beneficiary; or

 o  a hardship withdrawal; or

 o substantially equal periodic payments made for a specified period of 10 years or more; or

 o  corrective distributions which fit specified technical tax rules; or

 o  loans that are treated as distributions; or

 o  a death benefit payment to a beneficiary who is not your surviving spouse;
    or

 o a qualified domestic relations order distribution to a beneficiary who is not your current spouse or former spouse.


 ROLLOVERS FROM TRADITIONAL IRAS TO TRADITIONAL IRAS

 You may roll over amounts from one traditional IRA to one or more of your other traditional IRAs if you complete the transaction within 60 days after you receive the funds. You may make such a rollover only once in every 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers are not rollover transactions. You can make these more frequently than once in every 12-month period.

 The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited traditional IRA to one or more other traditional IRAs. Also, in some cases, traditional IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court ordered divorce or separation decree.

--------------------------------------------------------------------------------
                                                            TAX INFORMATION   47
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF TRADITIONAL IRAS

 NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a traditional IRA at any time. You do not need to wait for a special event like retirement.

 TAXATION OF PAYMENTS. Earnings in traditional IRAs are not subject to federal income tax until you or your beneficiary receive them. Taxable payments or distributions include withdrawals from your contract, surrender of your contract and annuity payments from your contract. Death benefits are also taxable. Except as discussed below, the total amount of any distribution from a traditional IRA must be included in your gross income as ordinary income.

 If you have ever made nondeductible IRA contributions to any traditional IRA (it does not have to be to this particular traditional IRA contract), those contributions are recovered tax free when you get distributions from any traditional IRA. You must keep permanent tax records of all of your nondeductible contributions to traditional IRAs. At the end of any year in which you have received a distribution from any traditional IRA, you calculate the ratio of your total nondeductible traditional IRA contributions (less any amounts previously withdrawn tax free) to the total account balances of all traditional IRAs you own at the end of the year plus all traditional IRA distributions made during the year. Multiply this by all distributions from the traditional IRA during the year to determine the nontaxable portion of each distribution.

 In  addition, a distribution is not taxable if:

 o the amount received is a withdrawal of excess contributions, as described under "Excess contributions" above; or

 o the entire amount received is rolled over to another traditional IRA (see "Rollovers and transfers" above); or

 o in certain limited circumstances, where the traditional IRA acts as a conduit, you roll over the entire amount into a qualified plan or TSA that accepts rollover contributions. To get this conduit traditional IRA treatment:

  o the source of funds you used to establish the traditional IRA must have been a rollover contribution from a qualified plan, and

  o the entire amount received from the traditional IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received.

 Similar rules apply in the case of a TSA.

 However, you may lose conduit treatment, if you make an eligible rollover distribution contribution to a traditional IRA and you commingle this contribution with other contributions. In that case, you may not be able to roll over these eligible rollover distribution contributions and earnings to another qualified plan or TSA at a future date.

 Distributions from a traditional IRA are not eligible for favorable five-year averaging (or, in some cases, ten-year averaging and long-term capital gain treatment) available to certain distributions from qualified plans.

 The EQUI-VEST QP IRA contract can be used as a conduit IRA however, non-rollover contributions cannot be commingled.

 REQUIRED MINIMUM DISTRIBUTIONS

 LIFETIME REQUIRED MINIMUM DISTRIBUTIONS. You must start taking annual distributions from your Traditional IRAs beginning at age 70 1/2.

 WHEN YOU HAVE TO TAKE THE FIRST REQUIRED MINIMUM DISTRIBUTION. The first required minimum distribution is for the calendar year in which you turn age
 70 1/2. You have the choice to take this first required minimum distribution during the calendar year you actually reach age 70 1/2, or to delay taking it until the first three-month period in the next calendar year (January 1 -
 April 1). Distributions must start no later than your "Required Beginning Date," which is April 1st of the calendar year after the calendar year in which you turn age 70 1/2. If you choose to delay taking the

--------------------------------------------------------------------------------
48 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 first annual minimum distribution, then you will have to take two minimum distributions in that year -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time each year.

 HOW YOU CALCULATE REQUIRED MINIMUM DISTRIBUTIONS. There are two approaches to taking required minimum distributions -- "account-based" or "annuity-based."

 Account-based method. If you choose an account-based method, you divide the value of your traditional IRA as of December 31st of the past calendar year by a life expectancy factor from IRS tables. This gives you the required minimum distribution amount for that particular IRA for that year. The required minimum distribution amount will vary each year as the account value and your life expectancy factors change.

 You have a choice of life expectancy factors, depending on whether you choose a method based only on your life expectancy, or the joint life expectancies of you and another individual. You can decide to "recalculate" your life expectancy every year by using your current life expectancy factor. You can decide instead to use the "term certain" method, where you reduce your life expectancy by one every year after the initial year. If your spouse is your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you can also annually recalculate your spouse's life expectancy if you want. If you choose someone who is not your spouse as your designated beneficiary for the purpose of calculating annual account-based required minimum distributions, you have to use the term certain method of calculating that person's life expectancy. If you pick a nonspouse designated beneficiary, you may also have to do another special calculation.

 You can later apply your traditional IRA funds to a life annuity-based payout. You can only do this if you already chose to recalculate your life expectancy annually (and your spouse's life expectancy if you select a spousal joint annuity). For example, if you anticipate selecting any form of life annuity payout after you are age 70 1/2, you must have elected to recalculate life expectancies.

 Annuity-based method. If you choose an annuity-based method you do not have to do annual calculations. You apply the account value to an annuity payout for your life or the joint lives of you and a designated beneficiary, or for a period certain not extending beyond applicable life expectancies.

 DO YOU HAVE TO PICK THE SAME METHOD TO CALCULATE YOUR REQUIRED MINIMUM DISTRIBUTIONS FOR ALL OF YOUR TRADITIONAL IRAS AND OTHER RETIREMENT PLANS?
 No. If you want, you can choose a different method and a different beneficiary for each of your traditional IRAs and other retirement plans. For example, you can choose an annuity payout from one IRA, a different annuity payout from a qualified plan, and an account-based annual withdrawal from another IRA.

 WILL WE PAY YOU THE ANNUAL AMOUNT EVERY YEAR FROM YOUR TRADITIONAL IRA BASED ON THE METHOD YOU CHOOSE? No, unless you affirmatively select an annuity payout option or an account-based withdrawal option such as our minimum distribution withdrawal option. Because the options we offer do not cover every option permitted under federal income tax rules, you may prefer to do your own required minimum distribution calculations for one or more of your traditional IRAs.

 WHAT IF YOU TAKE MORE THAN YOU NEED TO FOR ANY YEAR? The required minimum distribution amount for your traditional IRAs is calculated on a year-by-year basis. There are no carry-back or carry-forward provisions. Also, you cannot apply required minimum distribution amounts you take from your qualified plans to the amounts you have to take from your traditional IRAs and vice-versa. However, the IRS will let you calculate the required minimum distribution for each traditional IRA that you maintain, using the method that you picked for that particular IRA. You can add these required minimum distribution amount calculations together. As long as the total amount you take out every year satisfies your overall traditional IRA required minimum distribution amount, you may choose to take your annual

--------------------------------------------------------------------------------
                                                            TAX INFORMATION   49
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 required minimum distribution from any one or more Traditional IRAs that you own.

 WHAT IF YOU TAKE LESS THAN YOU NEED TO FOR ANY YEAR? Your IRA could be disqualified, and you could have to pay tax on the entire value. Even if your IRA is not disqualified, you could have to pay a 50% penalty tax on the shortfall (required amount for traditional IRAs less amount actually taken). It is your responsibility to meet the required minimum distribution rules. We will remind you when our records show that your age 70 1/2 is approaching. If you do not select a method with us, we will assume you are taking your required minimum distribution from another traditional IRA that you own.

 WHAT ARE THE REQUIRED MINIMUM DISTRIBUTION PAYMENTS AFTER YOU DIE? If you die after either (a) the start of annuity payments, or (b) your Required Beginning Date, your beneficiary must receive payment of the remaining values in the contract at least as rapidly as under the distribution method before your death. In some circumstances, your surviving spouse may elect to become the owner of the traditional IRA and halt distributions until he or she reaches age 70 1/2.

 If you die before your Required Beginning Date and before annuity payments begin, federal income tax rules require complete distribution of your entire value in the contract within five years after your death. Payments to a designated beneficiary over the beneficiary's life or over a period certain that does not extend beyond the beneficiary's life expectancy are also permitted, if these payments start within one year of your death. A surviving spouse beneficiary can also (a) delay starting any payments until you would have reached age 70 1/2 or (b) roll over your traditional IRA into his or her own traditional IRA.


 SUCCESSOR ANNUITANT AND OWNER

 If your spouse is the sole primary beneficiary and elects to become the successor annuitant and owner, no death benefit is payable until your surviving spouse's death.

 PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

 IRA death benefits are taxed the same as IRA distributions.


 BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

 You cannot get loans from a traditional IRA. You cannot use a traditional IRA as collateral for a loan or other obligation. If you borrow against your IRA or use it as collateral, its tax-favored status will be lost as of the first day of the tax year in which this prohibited event occurs. If this happens, you must include the value of the traditional IRA in your federal gross income. Also, the early distribution penalty tax of 10% will apply if you have not reached age 59 1/2 before the first day of that tax year.


 EARLY DISTRIBUTION PENALTY TAX

 A penalty tax of 10% of the taxable portion of a distribution applies to distributions from a traditional IRA made before you reach age 59 1/2. The extra penalty tax does not apply to pre-age 59 1/2 distributions made:

 o  on or after your death; or

 o  because you are disabled (special federal income tax definition); or

 o to pay for certain extraordinary medical expenses (special federal income tax definition); or

 o to pay medical insurance premiums for unemployed individuals (special federal income tax definition); or

 o to pay certain first-time home buyer expenses (special federal income tax definition); or

 o to pay certain higher education expenses (special federal income tax definition); or

 o in the form of substantially equal periodic payments made at least annually over your life (or your life expectancy), or over the joint lives of you and your beneficiary (or your joint life expectancy) using an IRS-approved distribution method.

--------------------------------------------------------------------------------
50 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


ILLUSTRATION OF GUARANTEED INTEREST RATES

 In the following two tables, we provide information that the IRS requires us to furnish to prospective IRA contract owners. In the tables we illustrate the 3% minimum guaranteed interest rate for contributions we assume are allocated entirely to the guaranteed interest option. In Table I we assume a $1,000 contribution made annually on the contract date and on each anniversary after that. We assume no withdrawals or transfers were made under the contract. In Table II we assume a single initial contribution of $1,000, and no additional contributions. We also assume no withdrawals or transfers. The 3% guaranteed interest rate is in the contract.

 The values shown assume the withdrawal charge applies. These values reflect the effect of the annual administrative charge deducted at the end of each contract year in which the account value is less than $20,000.

 To find the appropriate value for the end of the contract year at any particular age, you subtract the age (nearest birthday) at issue of the contract from the current age and find the corresponding year in the table. Years that correspond to a current age over 70, should be ignored, unless the contract is a Roth IRA.


 You should consider the information shown in the tables in light of your present age. Also, with respect to Table I, you should consider your ability to contribute $1,000 annually. Any change in the amounts contributed annually in Table I, or in the amount of the single contribution in Table II would, of course, change the results shown.

--------------------------------------------------------------------------------
                                                            TAX INFORMATION   51
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                    TABLE I
                         ACCOUNT VALUES AND CASH VALUES
                  (assuming $1,000 contributions made annually
                     at the beginning of the contract year)


--------------------------------------------------------------------------------
                             3% Minimum Guarantee
--------------------------------------------------------------------------------
   Contract               Account                           Cash
   Year End                Value                           Value
--------------------------------------------------------------------------------
      1                 $ 1,009.40                     $   954.89
--------------------------------------------------------------------------------
      2                 $ 2,039.68                     $ 1,929.54
--------------------------------------------------------------------------------
      3                 $ 3,100.87                     $ 2,933.43
--------------------------------------------------------------------------------
      4                 $ 4,193.90                     $ 3,967.43
--------------------------------------------------------------------------------
      5                 $ 5,319.72                     $ 5,032.45
--------------------------------------------------------------------------------
      6                 $ 6,479.31                     $ 6,129.42
--------------------------------------------------------------------------------
      7                 $ 7,673.69                     $ 7,313.69
--------------------------------------------------------------------------------
      8                 $ 8,903.90                     $ 8,543.90
--------------------------------------------------------------------------------
      9                 $10,171.01                     $ 9,811.01
--------------------------------------------------------------------------------
     10                 $11,476.14                     $11,116.14
--------------------------------------------------------------------------------
     11                 $12,820.43                     $12,460.43
--------------------------------------------------------------------------------
     12                 $14,205.04                     $13,845.04
--------------------------------------------------------------------------------
     13                 $15,631.19                     $15,271.19
--------------------------------------------------------------------------------
     14                 $17,100.13                     $16,740.13
--------------------------------------------------------------------------------
     15                 $18,613.13                     $18,253.13
--------------------------------------------------------------------------------
     16                 $20,201.53                     $19,841.53
--------------------------------------------------------------------------------
     17                 $21,837.57                     $21,477.57
--------------------------------------------------------------------------------
     18                 $23,522.70                     $23,162.70
--------------------------------------------------------------------------------
     19                 $25,258.38                     $24,898.38
--------------------------------------------------------------------------------
     20                 $27,046.13                     $26,686.13
--------------------------------------------------------------------------------
     21                 $28,887.52                     $28,527.52
--------------------------------------------------------------------------------
     22                 $30,784.14                     $30,424.14
--------------------------------------------------------------------------------
     23                 $32,737.67                     $32,377.67
--------------------------------------------------------------------------------
     24                 $34,749.80                     $34,389.80
--------------------------------------------------------------------------------
     25                 $36,822.29                     $36,462.29
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                             3% Minimum Guarantee
--------------------------------------------------------------------------------
   Contract                  Account                           Cash
   Year End                   Value                           Value
--------------------------------------------------------------------------------
     26                 $ 38,956.96                    $ 38,596.96
--------------------------------------------------------------------------------
     27                 $ 41,155.67                    $ 40,795.67
--------------------------------------------------------------------------------
     28                 $ 43,420.34                    $ 43,060.34
--------------------------------------------------------------------------------
     29                 $ 45,752.95                    $ 45,392.95
--------------------------------------------------------------------------------
     30                 $ 48,155.53                    $ 47,795.53
--------------------------------------------------------------------------------
     31                 $ 50,630.20                    $ 50,270.20
--------------------------------------------------------------------------------
     32                 $ 53,179.11                    $ 52,819.11
--------------------------------------------------------------------------------
     33                 $ 55,804.48                    $ 55,444.48
--------------------------------------------------------------------------------
     34                 $ 58,508.61                    $ 58,148.61
--------------------------------------------------------------------------------
     35                 $ 61,293.87                    $ 60,933.87
--------------------------------------------------------------------------------
     36                 $ 64,162.69                    $ 63,802.69
--------------------------------------------------------------------------------
     37                 $ 67,117.57                    $ 66,757.57
--------------------------------------------------------------------------------
     38                 $ 70,161.10                    $ 69,801.10
--------------------------------------------------------------------------------
     39                 $ 73,295.93                    $ 72,935.93
--------------------------------------------------------------------------------
     40                 $ 76,524.81                    $ 76,164.81
--------------------------------------------------------------------------------
     41                 $ 79,850.55                    $ 79,490.55
--------------------------------------------------------------------------------
     42                 $ 83,276.07                    $ 82,916.07
--------------------------------------------------------------------------------
     43                 $ 86,804.35                    $ 86,444.35
--------------------------------------------------------------------------------
     44                 $ 90,438.48                    $ 90,078.48
--------------------------------------------------------------------------------
     45                 $ 94,181.64                    $ 93,821.64
--------------------------------------------------------------------------------
     46                 $ 98,037.08                    $ 97,677.08
--------------------------------------------------------------------------------
     47                 $102,008.20                    $101,648.20
--------------------------------------------------------------------------------
     48                 $106,098.44                    $105,738.44
--------------------------------------------------------------------------------
     49                 $110,311.40                    $109,951.40
--------------------------------------------------------------------------------
     50                 $114,650.74                    $114,290.74
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
52 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                    TABLE II
                         ACCOUNT VALUES AND CASH VALUES
                 (assuming a single contribution of $1,000 and
                            no further contribution)

--------------------------------------------------------------------------------
                              3% Minimum Guarantee
--------------------------------------------------------------------------------
   Contract                 Account                          Cash
   Year End                  Value                          Value
--------------------------------------------------------------------------------
      1                   $1,009.40                       $  954.89
--------------------------------------------------------------------------------
      2                   $1,018.89                       $  963.87
--------------------------------------------------------------------------------
      3                   $1,019.46                       $  964.40
--------------------------------------------------------------------------------
      4                   $1,020.04                       $  964.96
--------------------------------------------------------------------------------
      5                   $1,020.64                       $  965.53
--------------------------------------------------------------------------------
      6                   $1,021.26                       $  966.11
--------------------------------------------------------------------------------
      7                   $1,021.90                       $1,021.90
--------------------------------------------------------------------------------
      8                   $1,022.55                       $1,022.55
--------------------------------------------------------------------------------
      9                   $1,023.23                       $1,023.23
--------------------------------------------------------------------------------
     10                   $1,023.93                       $1,023.93
--------------------------------------------------------------------------------
     11                   $1,024.65                       $1,024.65
--------------------------------------------------------------------------------
     12                   $1,025.38                       $1,025.38
--------------------------------------------------------------------------------
     13                   $1,026.15                       $1,026.15
--------------------------------------------------------------------------------
     14                   $1,026.93                       $1,026.93
--------------------------------------------------------------------------------
     15                   $1,027.74                       $1,027.74
--------------------------------------------------------------------------------
     16                   $1,028.57                       $1,028.57
--------------------------------------------------------------------------------
     17                   $1,029.43                       $1,029.43
--------------------------------------------------------------------------------
     18                   $1,030.31                       $1,030.31
--------------------------------------------------------------------------------
     19                   $1,031.22                       $1,031.22
--------------------------------------------------------------------------------
     20                   $1,032.16                       $1,032.16
--------------------------------------------------------------------------------
     21                   $1,033.12                       $1,033.12
--------------------------------------------------------------------------------
     22                   $1,034.11                       $1,034.11
--------------------------------------------------------------------------------
     23                   $1,035.14                       $1,035.14
--------------------------------------------------------------------------------
     24                   $1,036.19                       $1,036.19
--------------------------------------------------------------------------------
     25                   $1,037.28                       $1,037.28
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                      3% Minimum Guarantee
--------------------------------------------------------------------------------
   Contract                 Account                          Cash
   Year End                  Value                          Value
--------------------------------------------------------------------------------
     26                   $1,038.40                       $1,038.40
--------------------------------------------------------------------------------
     27                   $1,039.55                       $1,039.55
--------------------------------------------------------------------------------
     28                   $1,040.73                       $1,040.73
--------------------------------------------------------------------------------
     29                   $1,041.96                       $1,041.96
--------------------------------------------------------------------------------
     30                   $1,043.22                       $1,043.22
--------------------------------------------------------------------------------
     31                   $1,044.51                       $1,044.51
--------------------------------------------------------------------------------
     32                   $1,045.85                       $1,045.85
--------------------------------------------------------------------------------
     33                   $1,047.22                       $1,047.22
--------------------------------------------------------------------------------
     34                   $1,048.64                       $1,048.64
--------------------------------------------------------------------------------
     35                   $1,050.10                       $1,050.10
--------------------------------------------------------------------------------
     36                   $1,051.60                       $1,051.60
--------------------------------------------------------------------------------
     37                   $1,053.15                       $1,053.15
--------------------------------------------------------------------------------
     38                   $1,054.74                       $1,054.74
--------------------------------------------------------------------------------
     39                   $1,056.39                       $1,056.39
--------------------------------------------------------------------------------
     40                   $1,058.08                       $1,058.08
--------------------------------------------------------------------------------
     41                   $1,059.82                       $1,059.82
--------------------------------------------------------------------------------
     42                   $1,061.61                       $1,061.61
--------------------------------------------------------------------------------
     43                   $1,063.46                       $1,063.46
--------------------------------------------------------------------------------
     44                   $1,065.37                       $1,065.37
--------------------------------------------------------------------------------
     45                   $1,067.33                       $1,067.33
--------------------------------------------------------------------------------
     46                   $1,069.35                       $1,069.35
--------------------------------------------------------------------------------
     47                   $1,071.43                       $1,071.43
--------------------------------------------------------------------------------
     48                   $1,073.57                       $1,073.57
--------------------------------------------------------------------------------
     49                   $1,075.78                       $1,075.78
--------------------------------------------------------------------------------
     50                   $1,078.05                       $1,078.05
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                             TAX INFORMATION  53
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 ROTH INDIVIDUAL RETIREMENT ANNUITIES (ROTH IRAS)

 This section of the prospectus covers some of the special tax rules that apply to Roth IRAs. If the rules are the same as those that apply to the Traditional IRA, we will refer you to the same topic under "Traditional IRAs."

 The EQUI-VEST Roth IRA contracts are designed to qualify as Roth individual retirement annuities under Sections 408A and 408(b) of the Internal Revenue Code.


 CONTRIBUTIONS TO ROTH IRAS

 Individuals may make four different types of contributions to a Roth IRA:

 o  regular after-tax contributions out of earnings; or

 o taxable rollover contributions from Traditional IRAs ("conversion" contributions); or

 o  tax-free rollover contributions from other Roth IRAs; or

 o tax-free direct custodian-to-custodian transfers from other Roth IRAs ("direct transfers").

 If you use the forms we require, we will also accept traditional IRA funds which are subsequently recharacterized as Roth IRA funds following special federal income tax rules.


 REGULAR CONTRIBUTIONS TO ROTH IRAS

 LIMITS ON REGULAR CONTRIBUTIONS. Generally, $2,000 is the maximum amount that you may contribute to all IRAs (including Roth IRAs) in any taxable year. This $2,000 limit does not apply to rollover contributions or direct custodian-to-custodian transfers into a Roth IRA. Any contributions to Roth IRAs reduce your ability to contribute to traditional IRAs and vice versa. When your earnings are below $2,000, your earned income or compensation for the year is the most you can contribute. If you are married and file a joint income tax return, you and your spouse may combine your compensation to determine the amount of regular IRA and after-tax contributions you are permitted to make to Roth IRAs and traditional IRAs. See the discussion above under traditional IRAs.

 With a Roth IRA, you can make regular contributions when you reach 70 1/2, as long as you have sufficient earnings. But, you cannot make contributions for any year that:

 o your federal income tax filing status is "married filing jointly" and your adjusted gross income is over $160,000; or,

 o your federal income tax filing status is "single" and your adjusted gross income is over $110,000.

 However, you can make regular Roth IRA contributions in reduced amounts when:

 o your federal income tax filing status is "married filing jointly" and your adjusted gross income is between $150,000 and $160,000; or

 o your federal income tax filing status is "single" and your adjusted gross income is between $95,000 and $110,000.

 If you are married and filing separately and your adjusted gross income is between $0 and $10,000 the amount of regular contribution you are permitted to make is phased out. If your adjusted gross income is more than $10,000 you cannot make a regular Roth IRA contribution.

 WHEN YOU CAN MAKE CONTRIBUTIONS? Same as traditional IRAs.

 DEDUCTIBILITY OF CONTRIBUTIONS. Roth IRA contributions are not tax deductible.

 ROLLOVERS AND DIRECT TRANSFERS

 WHAT IS THE DIFFERENCE BETWEEN ROLLOVER AND DIRECT TRANSFER TRANSACTIONS? You may make rollover contributions to a Roth IRA from only two sources:

 o  another Roth IRA ("tax-free rollover contribution"); or

 o another traditional IRA, including a SEP-IRA or SIMPLE-IRA, in a taxable "conversion" rollover ("conversion contribution").

 You may not make contributions to a Roth IRA from a qualified plan under
 Section 401(a) of the Internal Revenue Code, or a TSA under Section 403(b) of the Internal Revenue

--------------------------------------------------------------------------------
54 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 Code. You may make direct transfer contributions to a Roth IRA only from another Roth IRA.

 The difference between a rollover transaction and a direct transfer transaction is the following. In a rollover transaction you actually take possession of the funds rolled over, or are considered to have received them under tax law in the case of a change from one type of plan to another. In a direct transfer transaction, you never take possession of the funds, but direct the first Roth IRA custodian, trustee, or issuer to transfer the first Roth IRA funds directly to Equitable Life, as the Roth IRA issuer. You can make direct transfer transactions only between identical plan types (for example, Roth IRA to Roth IRA). You can also make rollover transactions between identical plan types. However, you can only use rollover transactions between different plan types (for example, traditional IRA to Roth IRA).

 You may make both Roth IRA to Roth IRA rollover transactions and Roth IRA to Roth IRA direct transfer transactions. This can be accomplished on a completely tax-free basis. However, you may make Roth IRA to Roth IRA rollover transactions only once in any 12-month period for the same funds. Trustee-to-trustee or custodian-to-custodian direct transfers can be made more frequently than once a year. Also, if you send us the rollover contribution to apply it to a Roth IRA, you must do so within 60 days after you receive the proceeds from the original IRA to get rollover treatment.

 The surviving spouse beneficiary of a deceased individual can roll over or directly transfer an inherited Roth IRA to one or more other Roth IRAs. In some cases, Roth IRAs can be transferred on a tax-free basis between spouses or former spouses as a result of a court-ordered divorce or separation decree.

 CONVERSION CONTRIBUTIONS TO ROTH IRAS

 In a conversion rollover transaction, you withdraw (or are considered to have withdrawn) all or a portion of funds from a traditional IRA you maintain and convert it to a Roth IRA within 60 days after you receive (or are considered to have received) the traditional IRA proceeds. Unlike a rollover from a traditional IRA to another traditional IRA, the conversion rollover transaction is not tax-free. Instead, the distribution from the traditional IRA is generally fully taxable. For this reason, we are required to withhold 10% federal income tax from the amount converted unless you elect out of such withholding. (If you have ever made nondeductible regular IRA contributions to any traditional IRA -- whether or not it is the traditional IRA you are converting -- a pro rata portion of the distribution is tax-free.)

 There is, however, no early distribution penalty tax on the Traditional IRA withdrawal that you are converting to a Roth IRA, even if you are under age 59 1/2.

 You cannot make conversion contributions to a Roth IRA for any taxable year in which your adjusted gross income exceeds $100,000. (For this purpose, your adjusted gross income is calculated without the gross income stemming from the traditional IRA conversion.) You also cannot make conversion contributions to a Roth IRA for any taxable year in which your federal income tax filing status is "married filing separately."

 Finally, you cannot make conversion contributions to a Roth IRA to the extent that the funds in your traditional IRA are subject to the annual required minimum distribution rule applicable to traditional IRAs beginning at age
 70 1/2.

 WITHDRAWALS, PAYMENTS AND TRANSFERS OF FUNDS OUT OF ROTH IRAS

 NO FEDERAL INCOME TAX LAW RESTRICTIONS ON WITHDRAWALS. You can withdraw any or all of your funds from a Roth IRA at any time; you do not need to wait for a special event like retirement.


 DISTRIBUTIONS FROM ROTH IRAS

 Distributions include withdrawals from your contract, surrender and termination of your contract and annuity payments from your contract. Death benefits are also distributions.

 The following distributions from Roth IRAs are free of income tax:

--------------------------------------------------------------------------------
                                                            TAX INFORMATION   55
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 o  Rollovers from a Roth IRA to another Roth IRA;

 o  Direct transfers from a Roth IRA to another Roth IRA;

 o  "Qualified Distributions" from a Roth IRA; and

 o  Return of excess contributions or amounts recharacterized to a traditional
    IRA.


 QUALIFIED DISTRIBUTIONS FROM ROTH IRAS

 Qualified distributions from Roth IRAs made because of one of the following four qualifying events or reasons are not includable in income:

 o  you reach age 59 1/2; or

 o  you die; or

 o  you become disabled (special federal income tax definition); or

 o your distribution is a "qualified first-time homebuyer distribution" (special federal income tax definition; $10,000 lifetime total limit for these distributions from all of your traditional and Roth IRAs).

 You also have to meet a five-year aging period. A qualified distribution is any distribution made after the five-taxable-year period beginning with the first taxable year for which you made any contribution to any Roth IRA (whether or not the one from which the distribution is being made). It is not possible to have a tax-free qualified distribution before the year 2003 because of the five-year aging requirement.


 NONQUALIFIED DISTRIBUTIONS FROM ROTH IRAS

 Nonqualified distributions from Roth IRAs are distributions that do not meet the qualifying event and five-year aging period tests described above. Such distributions are potentially taxable as ordinary income. Nonqualified distributions receive return-of-investment-first treatment. Only the difference between the amount of the distribution and the amount of contributions to all of your Roth IRAs is taxable. You have to reduce the amount of contributions to all of your Roth IRAs to reflect any previous tax-free recoveries.

 You must keep your own records of regular and conversion contributions to all Roth IRAs to assure appropriate taxation. You may have to file information on your contributions to and distributions from any Roth IRA on your tax return. You may have to retain all income tax returns and records pertaining to such contributions and distributions until your interests in all Roth IRAs are distributed.

 Like traditional IRAs, taxable distributions from a Roth IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.


 REQUIRED MINIMUM DISTRIBUTIONS AT DEATH

 Same as traditional IRA under "What are the required minimum distribution payments after you die?" Lifetime required minimum distributions do not apply.



 PAYMENTS TO A BENEFICIARY AFTER YOUR DEATH

 Distributions to a beneficiary generally receive the same tax treatment as if the distribution had been made to you.


 BORROWING AND LOANS ARE PROHIBITED TRANSACTIONS

 Same as traditional IRA.


 EXCESS CONTRIBUTIONS

 Same as traditional IRA, except that regular contributions made after age 70 1/2 are not "excess contributions."

 Excess rollover contributions to Roth IRAs are contributions not eligible to be rolled over (for example, conversion contributions from a traditional IRA if your adjusted gross income is in excess of $100,000 in the conversion year).

--------------------------------------------------------------------------------
56 TAX INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 You can withdraw or recharacterize any contribution to a Roth IRA before the due date (including extensions) for filing your federal income tax return for the tax year. If you do this, you must also withdraw or recharacterize any earnings attributable to the contribution.


 EARLY DISTRIBUTION PENALTY TAX

 Same as traditional IRA.

 For Roth IRAs, special penalty rules may apply to amounts withdrawn attributable to 1998 conversion rollovers.


 FEDERAL AND STATE INCOME TAX WITHHOLDING AND INFORMATION REPORTING

 We must withhold federal income tax from distributions from annuity contracts. You may be able to elect out of this income tax withholding in some cases. Generally, we do not have to withhold if your distributions are not taxable. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of your distribution. Any income tax withheld is a credit against your income tax liability. If you do not have sufficient income tax withheld or do not make sufficient estimated income tax payments, you may incur penalties under the estimated income tax rules.

 You must file your request not to withhold in writing before the payment or distribution is made. Our Processing Office will provide forms for this purpose. You cannot elect out of withholding unless you provide us with your correct taxpayer Identification Number and a United States residence address. You cannot elect out of withholding if we are sending the payment out of the United States.

 You should note the following special situations:

 o We might have to withhold on amounts we pay under a free look or cancellation.

 o We are generally required to withhold on conversion rollovers of traditional IRAs to Roth IRAs, as it is considered a withdrawal from the traditional IRA and is taxable.

 o We are required to withhold on the gross amount of a distribution from a Roth IRA unless you elect out of withholding. This may result in tax being withheld even though the Roth IRA distribution is not taxable in whole or in part.

 Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. We do not discuss these rules here. Certain states have indicated that state income tax withholding will also apply to payments from the contracts made to residents. In some states, you may elect out of state withholding, even if federal withholding applies. Generally, an election out of federal withholding will also be considered an election out of state withholding. If you need more information concerning a particular state or any required forms, call our Processing Office at the toll-free number.

 FEDERAL INCOME TAX WITHHOLDING ON PERIODIC ANNUITY PAYMENTS

 We withhold differently on "periodic" and "non-periodic" payments. For a periodic annuity payment, for example, unless you specify a different number of withholding exemptions, we withhold assuming that you are married and claiming three withholding exemptions. If you do not give us your correct Taxpayer Identification Number, we withhold as if you are single with no exemptions.

 Based on the assumption that you are married and claiming three withholding exemptions, if you receive less than $14,700 in periodic annuity payments in 1999 your payments will generally be exempt from federal income tax withholding. You could specify a different choice of withholding exemption or request that tax be withheld. Your withholding election remains effective unless and until you revoke it. You may revoke or change your withholding election at any time.

 FEDERAL INCOME TAX WITHHOLDING ON NON-PERIODIC ANNUITY PAYMENTS (WITHDRAWALS)

 For a non-periodic distribution (total surrender, termination, or partial withdrawal), we generally withhold at a flat 10%



--------------------------------------------------------------------------------
                                                            TAX INFORMATION   57
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 rate. We apply that rate to the taxable amount in the case of nonqualified contracts, and to the payment amount in the case of IRAs and Roth IRAs.


 IMPACT OF TAXES TO EQUITABLE LIFE

 The contracts provide that we may charge Separate Account A for taxes. We do not now, but may in the future set up reserves for such taxes.

--------------------------------------------------------------------------------
58  MORE INFORMATION
--------------------------------------------------------------------------------

8
More information

--------------------------------------------------------------------------------


 ABOUT OUR SEPARATE ACCOUNT A

 Each variable investment option is a subaccount of our Separate Account A. We established Separate Account A in 1968 under special provisions of the New York Insurance Law. These provisions prevent creditors from any other business we conduct from reaching the assets we hold in our variable investment options for owners of our variable annuity contracts. We are the legal owner of all of the assets in Separate Account A and may withdraw any amounts that exceed our reserves and other liabilities with respect to variable investment options under our contracts. The results of Separate Account A's operations are accounted for without regard to Equitable Life's other operations.

 Separate Account A is registered under the Investment Company Act of 1940 and is classified by that act as a "unit investment trust." The SEC, however, does not manage or supervise Equitable Life or Separate Account A.

 Each subaccount (variable investment option) within Separate Account A invests solely in Class IB shares issued by the corresponding Portfolios of The Hudson River Trust and EQ Advisors Trust.

 We reserve the right subject to compliance with laws that apply:

 (1) to add variable investment options to, or to remove variable investment options from, Separate Account A, or to add other separate accounts;

 (2) to combine any two or more variable investment options;

 (3) to transfer the assets we determine to be the shares of the class of contracts to which the contracts belong from any variable investment option to another variable investment option;

 (4) to operate Separate Account A or any variable investment option as a management investment company under the Investment Company Act of 1940 (in which case, charges and expenses that otherwise would be assessed against an underlying mutual fund would be assessed against Separate Account A or a variable investment option directly);

 (5) to deregister Separate Account A under the Investment Company Act of 1940;

 (6) to restrict or eliminate any voting rights as to Separate Account A; and

 (7) to cause one or more variable investment options to invest some or all of their assets in one or more other trusts or investment companies.


 ABOUT THE HUDSON RIVER TRUST AND EQ ADVISORS TRUST

 The Hudson River Trust and EQ Advisors Trust are registered under the Investment Company Act of 1940. They are classified as "open-end management investment companies," more commonly called mutual funds. Each trust issues different shares relating to each Portfolio.

 The Hudson River Trust and EQ Advisors Trust do not impose sales charges or "loads" for buying and selling their shares. All dividends and other distributions on a trust's shares are reinvested in full. The Boards of Trustee of The Hudson River Trust and EQ Advisors Trust each may establish additional Portfolios or eliminate existing Portfolios at any time. More detailed information about The Hudson River Trust and EQ Advisors Trust, their investment objectives, policies, restrictions, risks, expenses, the Rule 12b-1 plans relating to the Class IB shares of The Hudson River Trust and EQ Advisors Trust, and other aspects of their operations, appears in their prospectuses attached at the end of this prospectus, or in their SAIs which are available upon request.

 PROPOSED SUBSTITUTION OF PORTFOLIOS. We are asking the SEC to approve the substitution of newly created Portfolios of the EQ Advisors Trust for each of The Hudson River Trust Portfolios currently available under the variable investment options (the "Substitution"). The EQ Advisors Trust Portfolios will have substantially identical investment objectives, strategies, and policies as those of The Hudson

--------------------------------------------------------------------------------
                                                           MORE INFORMATION   59
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 River Trust Portfolios they would replace. The assets of any Portfolio of The Hudson River Trust underlying your contract would be transferred to the substituted EQ Advisors Trust Portfolio.

 We believe that this Substitution will be in your best interest because you would have a single set of variable investment options with similar advisory structures. You also will have a single EQ Advisors Trust prospectus for all the Portfolios, rather than the two separate prospectuses you now receive. EQ Financial Consultants Inc. will be the manager of the new EQ Advisors Trust Portfolios, and Alliance Capital Management L.P. will continue to provide the day-to-day advisory services to each of the new Portfolios.

 You should note that:

 o No action is required on your part. You will not need to vote a proxy, file a new election, or take any other action if the SEC approves the Substitution.

 o The elections you have on file for allocating your account value and contributions will remain unchanged until you direct us otherwise.

 o We will bear all expenses directly relating to the Substitution transaction.

 o The management fees for the new Portfolios will be the same as those for the corresponding Portfolios of The Hudson River Trust. Certain of the new EQ Advisors Trust Portfolios may have slightly higher expense ratios.

 o On the effective date of the Substitution transaction, your account value (i.e., the units you own) in the variable investment options will be the same as before the transaction.

 o  The Substitution will have no tax consequences for you.

 Please review the EQ Advisors Trust prospectus that accompanies this prospectus. It contains more information about EQ Advisors Trust, including its management structure, advisory arrangements, and general fees and expenses that will be of interest to you.

 Subject to SEC approval, we expect the Substitution to be completed in the fall of 1999. It will affect everyone who has a balance in The Hudson River Trust Portfolios at that time. Of course, you may transfer your account value among the investment options, as usual.

 We will notify you when we receive SEC approval and the Substitution is complete.

 ABOUT OUR FIXED MATURITY OPTIONS

 RATES TO MATURITY AND PRICE PER $100 OF MATURITY VALUE

 We can determine the amount required to be allocated to one or more fixed maturity options in order to produce specified maturity values. For example, we can tell you how much you need to allocate per $100 of maturity value.


 The rates to maturity for new allocations as of July 15, 1999 and the related price per $100 of maturity value were as follows:


--------------------------------------------------------------------------------
    FIXED MATURITY
      OPTIONS
  WITH JUNE 15TH
   MATURITY DATE          RATE TO MATURITY AS              PRICE
        OF                        OF                    PER $100 OF
   MATURITY YEAR             JULY 15, 1999            MATURITY VALUE
--------------------------------------------------------------------------------
       2000                     4.10%                    $ 96.38
       2001                     4.90%                    $ 91.23
       2002                     5.25%                    $ 86.13
       2003                     5.55%                    $ 80.93
       2004                     5.60%                    $ 76.49
       2005                     5.70%                    $ 72.03
       2006                     5.75%                    $ 67.93
       2007                     5.80%                    $ 63.99
       2008                     5.90%                    $ 59.98
       2009                     5.95%                    $ 56.37

--------------------------------------------------------------------------------

 HOW WE DETERMINE THE MARKET VALUE ADJUSTMENT

 We use the following procedure to calculate the market value adjustment (up or down) we make if you withdraw all of your value from a fixed maturity option before its maturity date.

 (1) We determine the market adjusted amount on the date of the withdrawal as follows:

--------------------------------------------------------------------------------
60 MORE INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


    (a) We determine the fixed maturity amount that would be payable on the maturity date, using the rate to maturity for the fixed maturity option.

    (b) We determine the period remaining in your fixed maturity option (based on the withdrawal date) and convert it to fractional years based on a 365-day year. For example, three years and 12 days becomes 3.0329.


    (c) We determine the current rate to maturity that applies on the withdrawal date to new allocations to the same fixed maturity option.

    (d) We determine the present value of the fixed maturity amount payable at the maturity date, using the period determined in (b) and the rate determined in (c).

 (2) We determine the fixed maturity amount as of the current date.

 (3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such fixed maturity option, which may be positive or negative.
 -------------------------------------------------------------------------------
 Your market adjusted amount is the present value of the maturity value discounted at the rate to maturity in effect for new contributions to that same fixed maturity option on the date of the calculation.
 -------------------------------------------------------------------------------

 If you withdraw only a portion of the amount in a fixed maturity option, the market value adjustment will be a percentage of the market value adjustment that would have applied if you had withdrawn the entire value in that fixed maturity option. This percentage is equal to the percentage of the value in the fixed maturity option that you are withdrawing. Any withdrawal charges that are deducted from a fixed maturity option will result in a market value adjustment calculated in the same way. See Appendix II for an example.

 For purposes of calculating the rate to maturity for new allocations to a fixed maturity option (see (1)(c) above), we use the rate we have in effect for new allocations to that fixed maturity option. We use this rate even if new allocations to that option would not be accepted at that time. This rate will not be less than 3%. If we do not have a rate to maturity in effect for a fixed maturity option to which the "current rate to maturity" in (1)(c) above would apply, we will use the rate at the next closest maturity date. If we are no longer offering new fixed maturity options, the "current rate to maturity" will be determined in accordance with our procedures then in effect. We reserve the right to add up to 0.50% to the current rate in (1)(c) above for purposes of calculating the market value adjustment only.

 INVESTMENTS UNDER THE FIXED MATURITY OPTIONS

 Amounts allocated to the fixed maturity options are held in a "nonunitized" separate account we have established under the New York Insurance Law. This separate account provides an additional measure of assurance that we will make full payment of amounts due under the fixed maturity options. Under New York Insurance Law, the portion of the separate account's assets equal to the reserves and other contract liabilities relating to the contracts are not chargeable with liabilities from any other business we may conduct. We own the assets of the separate account, as well as any favorable investment performance on those assets. You do not participate in the performance of the assets held in this separate account. We may, subject to state law that applies, transfer all assets allocated to the separate account to our general account. We guarantee all benefits relating to your value in the fixed maturity options, regardless of whether assets supporting fixed maturity options are held in a separate account or our general account.

 We have no specific formula for establishing the rates to maturity for the fixed maturity options. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields that we can expect to realize on the separate account's investments from time to time. Our current plans are to invest in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the fixed maturity options.

--------------------------------------------------------------------------------
                                                           MORE INFORMATION   61
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 Although the above generally describes our plans for investing the assets supporting our obligations under the fixed maturity options under the contracts, we are not obligated to invest those assets according to any particular plan except as we may be required to by state insurance laws. We will not determine the rates to maturity we establish by the performance of the nonunitized separate account.

 ABOUT THE GENERAL ACCOUNT

 Our general account supports all of our policy and contract guarantees, including those that apply to the guaranteed interest option and the fixed maturity options, as well as our general obligations.

 The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of exemptions and exclusionary provisions that apply, interests in the general account have not been registered under the Securities Act of 1933, nor is the general account an investment company under the Investment Company Act of 1940. However, the market value adjustment interests under the contracts are registered under the Securities Act of 1933.

 We have been advised that the staff of the SEC has not reviewed the portions of this prospectus that relate to the general account (other than market value adjustment interests). The disclosure with regard to general accounts, however, may be subject to certain provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

 ABOUT OTHER METHODS OF PAYMENT

 AUTOMATIC INVESTMENT PROGRAM - FOR NQ, TRADITIONAL IRA, AND ROTH IRA CONTRACTS

 You may use our automatic investment program, or "AIP," to have a specified amount automatically deducted from a bank checking account, bank money market account, or credit union checking account and contributed as an additional contribution into an NQ, Traditional IRA, or Roth IRA contract on a monthly basis.

 AIP additional contributions may be allocated to any of the variable investment options and the guaranteed interest option, but not the fixed maturity options. Our minimum contribution amount requirement is $20. You choose the day of the month you wish to have your account debited. However, you may not choose a date later than the 28th day of the month.

 You may cancel AIP at any time by notifying our Processing Office. We are not responsible for any debits made to your account before the time written notice of cancellation is received at our Processing Office.

 PAYROLL DEDUCTION PROGRAM. You can authorize your employer to remit your IRA contributions to us if your employer has a payroll deduction program. Those contributions are still your contributions, not your employer's.

 WIRE TRANSFERS. You may also send your contributions by wire transfer from your bank.

 DATES AND PRICES AT WHICH CONTRACT EVENTS OCCUR

 We describe below the general rules for when, and at what prices, events under your contract will occur. Other portions of this prospectus describe circumstances that may cause exceptions. We generally do not repeat those exceptions below.


 BUSINESS DAY

 Our business day is any day on which Equitable Life is open and the New York Stock Exchange is open for trading. We are closed on national business holidays including Martin Luther King, Jr. Day and the Friday after Thanksgiving. Additionally, we may choose to close on the day immediately preceding or following a national business holiday or due to emergency conditions. Our business day ends at 4:00 p.m., Eastern time for purposes of determining the date when contributions are applied and any other transaction requests

--------------------------------------------------------------------------------
62 MORE INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



 are processed. Contributions will be applied and any other transaction requests will be processed when they are received along with all the required information unless another date applies as indicated below.

 o If your contribution, transfer, or any other transaction request, containing all the required information, reaches us on a non-business day or after 4:00 p.m. on a business day, we will use the next business day.


 o When a charge is to be deducted on a contract date anniversary that is a non-business day, we will deduct the charge on the next business day.

 o Quarterly rebalancing will be processed on a calendar year basis and semiannual or annual rebalancing will be processed on the first business day of the month. Rebalancing will not be done retroactively.


 CONTRIBUTIONS AND TRANSFERS

 o Contributions allocated to the variable investment options are invested at the unit value next determined after the close of the business day.

 o Contributions allocated to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

 o Contributions allocated to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

 o If a fixed maturity option is scheduled to mature on June 15th and June 15th is a non-business day, that fixed maturity option will mature on the prior business day.

 o Transfers to or from variable investment options will be made at the unit value next determined after the close of the business day.

 o Transfers to the guaranteed interest option will receive the guaranteed interest rate in effect on that business day.

 o Transfers to a fixed maturity option will receive the rate to maturity in effect for that fixed maturity option on that business day.

 o Transfers out of a fixed maturity option will be at the market adjusted amount on that business day.

 o For the fixed-dollar option, the first monthly transfer will occur on the last business day of the month in which we receive your election form at our Processing Office.


 o For the interest sweep, the first monthly transfer will occur on the last business day of the month following the month that we receive your election form at our Processing Office.



 ABOUT YOUR VOTING RIGHTS

 As the owner of the shares of The Hudson River Trust and EQ Advisors Trust we have the right to vote on certain matters involving the Portfolios, such as:

 o  the election of trustees; or

 o  the formal approval of independent auditors selected for each trust; or

 o any other matters described in the prospectuses for the trusts or requiring a shareholders' vote under the Investment Company Act of 1940.

 We will give contract owners the opportunity to instruct us how to vote the number of shares attributable to their contracts if a shareholder vote is taken. If we do not receive instructions in time from all contract owners, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in a Portfolio in the same proportions that contract owners vote.


 VOTING RIGHTS OF OTHERS

 Currently, we control each trust. EQ Advisors Trust shares are sold only to our separate accounts and an affiliated qualified plan trust. The Hudson River Trust shares are also held by separate accounts of ours and by separate accounts of insurance companies unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and

--------------------------------------------------------------------------------
                                                           MORE INFORMATION   63
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of the contract owners, we currently do not foresee any disadvantages because of this. The Hudson River Trust Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that may arise and to determine what action, if any, should be taken in response. If we believe that a response to any of those events insufficiently protects our contract owners, we will see to it that appropriate action is taken.


 SEPARATE ACCOUNT A VOTING RIGHTS

 If actions relating to Separate Account A require contract owner approval, contract owners will be entitled to one vote for each unit they have in the variable investment options. Each contract owner who has elected a variable annuity payout option may cast the number of votes equal to the dollar amount of reserves we are holding for that annuity in a variable investment option divided by the annuity unit value for that option. We will cast votes attributable to any amounts we have in the variable investment options in the same proportion as votes cast by contract owners.


 CHANGES IN APPLICABLE LAW

 The voting rights we describe in this prospectus are created under applicable federal securities laws. To the extent that those laws or the regulations published under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.


 ABOUT OUR YEAR 2000 PROGRESS


 Equitable Life relies upon various computer systems in order to administer your contract and operate the investment options. Some of these systems belong to service providers who are not affiliated with Equitable Life.

 In 1995, Equitable Life began addressing the question of whether its computer systems would recognize the year 2000 before, on or after January 1, 2000, and Equitable Life has identified those of its systems critical to business operations that were not year 2000 compliant. Equitable Life has completed the work of modifying or replacing non-compliant systems and has confirmed, through testing, that its systems are year 2000 compliant. Equitable Life has contacted third-party vendors and service providers to seek confirmation that they are acting to address the year 2000 issue with the goal of avoiding any material adverse effect on services provided to contract owners and on operations of the investment options. All third-party vendors and service providers considered critical to Equitable Life's business, have provided us confirmation of their year 2000 compliance or a satisfactory plan for compliance. With respect to vendors and service providers considered non-critical, we believe we are on schedule for substantially all such vendors and service providers to be confirmed by September 30, 1999 as year 2000 compliant or the subject of a satisfactory plan for compliance. If such confirmation is not received by September 30, 1999 the vendor or service provider will be replaced, eliminated or the subject of contingency plans. Additionally, Equitable Life has supplemented its existing business continuity and disaster recovery plans to cover certain categories of contingencies that could arise as a result of year 2000 related failures.


 There are many risks associated with year 2000 issues, including the risk that Equitable Life's computer systems will not operate as intended. Additionally, there can be no assurance that the systems of third parties will be year 2000 compliant. Any significant unresolved difficulty related to the year 2000 compliance initiatives could result in an interruption in, or a failure of, normal business operations and, accordingly, could have a material adverse effect on our ability to administer your contract and operate the investment options.


 To the fullest extent permitted by law, the foregoing year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of The Year 2000 Information and Readiness Disclosure Act, (P.L. 105-271) (1998).

--------------------------------------------------------------------------------
   64  MORE INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 ABOUT LEGAL PROCEEDINGS

 Equitable Life and its affiliates are parties to various legal proceedings. In our view, none of these proceedings is likely to have a material adverse effect upon Separate Account A, our ability to meet our obligations under the contracts, or the distribution of the contracts.


 ABOUT OUR INDEPENDENT ACCOUNTANTS

 The financial statements of Equitable Life incorporated in this prospectus by reference to the Annual Report on Form 10-K at December 31, 1998 and 1997, and for the three years ended December 31, 1998, have been so incorporated in reliance on the report of PricewaterhouseCoopers LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.


 TRANSFERS OF OWNERSHIP, COLLATERAL ASSIGNMENTS, LOANS, AND BORROWING

 You can transfer ownership of an NQ contract at any time before annuity payments begin. We will continue to treat you as the owner until we receive written notification of any change at our Processing Office. You cannot assign your NQ contract as collateral or security for a loan. Loans are also not available under your NQ contract. In some cases, an assignment or change of ownership may have adverse tax consequences. See "Tax information" earlier in this prospectus.

 You cannot assign or transfer ownership of a Traditional IRA, QP IRA or Roth IRA contract except by surrender to us. Loans are not available and you cannot assign Traditional IRA, QP IRA and Roth IRA contracts as security for a loan or other obligation.

 For limited transfers of ownership after the owner's death see "Payment of death benefit" and "Beneficiary continuation option under Traditional IRA and QP IRA contracts." You may direct the transfer of the values under your Traditional IRA, QP IRA and Roth IRA contract to another similar arrangement.

 DISTRIBUTION OF THE CONTRACTS


 Equitable Financial Consultants, Inc. ("EQF"), an indirect, wholly owned subsidiary of Equitable Life, is the distributor of the contracts and has responsibility for sales and marketing functions for Separate Account A. EQF serves as the principal underwriter of Separate Account A. EQF is registered with the SEC as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. EQF's principal business address is 1290 Avenue of the Americas, New York, NY 10104. Under a Distribution and Servicing Agreement between EQF, Equitable life, and certain of Equitable Life's separate accounts, including Separate Account A, Equitable Life paid EQF fees of $325,380 for 1998 and $325,380 for 1997, as distributor of certain contracts and as the principal underwriter of certain separate accounts, including Separate Account A. By year end 1999, EQF plans to become AXA Advisors, LLC, and will become a subsidiary of AXA Financial, Inc.


 The contracts will be sold by registered representatives of EQF and its affiliates, who are also our licensed insurance agents. EQF may also receive compensation and reimbursement for its marketing services under the terms of its distribution agreements with Equitable Life. The offering of the contracts is intended to be continuous.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  65
--------------------------------------------------------------------------------


9
Investment performance


--------------------------------------------------------------------------------


 We provide the following tables to show five different measurements of the investment performance of the variable investment options and/or the Portfolios in which they invest. We include these tables because they may be of general interest to you. THE RESULTS SHOWN REFLECT PAST PERFORMANCE. THEY DO NOT INDICATE HOW THE VARIABLE INVESTMENT OPTIONS MAY PERFORM IN THE FUTURE. THEY ALSO DO NOT REPRESENT THE RESULTS EARNED BY ANY PARTICULAR INVESTOR. YOUR RESULTS WILL DIFFER.

 Table 1 shows the average annual total return of the variable investment options. Average annual total return is the annual rate of growth that would be necessary to achieve the ending value of a contribution invested in the variable investment options for the periods shown.

 Table 2 shows the growth of a hypothetical $1,000 investment in the variable investment options over the periods shown. Both Tables 1 and 2 take into account all fees and charges under the contract, but do not reflect the charges for any applicable taxes such as premium taxes, or any applicable annuity administrative fee.

 Tables 3, 4 and 5 show the rates of return of the variable investment options on an annualized, cumulative, and year-by-year basis. These tables take into account all fees and charges under the contract, but do not reflect the annual administrative charge, any withdrawal charge, ratcheted death benefit charge, charges for any applicable taxes such as premium taxes, or any applicable annuity administrative fee. If the charges were reflected they would effectively reduce the rates of return shown.

 In all cases the results shown are based on the actual historical investment experience of the Portfolios in which the variable investment options invest. In some cases, the results shown relate to periods when the variable investment options and/or the contracts were not available. In those cases, we adjusted the results of the Portfolios to reflect the charges under the contracts that would have applied had the investment options and/or contracts been available. The contracts are being offered for the first time as of the date of this prospectus.

 In addition, we have adjusted the results prior to October 1996, when The Hudson River Trust Class 1B shares were not available, to reflect the 12b-1 fees currently imposed. Finally, the results shown for the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock options for periods before those options were operated as part of a unit investment trust reflect the results of the separate accounts that preceded them. The "Since portfolio inception" figures for these options are based on the date of inception of the preceding separate accounts. We have adjusted these results to reflect the fee and expense structure in effect for Separate Account A as a unit investment trust. See "The Reorganization" in the SAI for additional information.

 All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends.


 BENCHMARKS


 Tables 3 and 4 compare the performance of variable investment options to market indices that serve as benchmarks. Market indices are not subject to any charges for investment advisory fees, brokerage commission or other operating expenses typically associated with a managed portfolio. Also, they do not reflect other charges such as the mortality and expense risks and other expense charges, administrative charge, or any withdrawal charge or optional ratcheted death benefit charge, under the contracts. Comparisons with these benchmarks, therefore, may be of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio is likely to select its holdings. Benchmark data reflect the reinvestment of dividend income. The benchmarks include:

--------------------------------------------------------------------------------
   66  INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 ALLIANCE AGGRESSIVE STOCK: 50% Russell 2000 Index and 50%
   Standard & Poor's Mid-Cap Total Return Index.

 ALLIANCE BALANCED: 50% Standard & Poor's 500 and 50% Lehman
   Government/Corporate Bond Index.

 ALLIANCE COMMON STOCK: Standard & Poor's 500 Index.

 ALLIANCE CONSERVATIVE INVESTORS: 70% Lehman Treasury Bond
   Composite Index and 30% Standard & Poor's 500 Index.

 ALLIANCE EQUITY INDEX: Standard & Poor's 500 Index.

 ALLIANCE GLOBAL: Morgan Stanley Capital International World Index.

 ALLIANCE GROWTH & INCOME: 75% Standard & Poor's 500 Index and 25% Value Line Convertibles Index.

 ALLIANCE GROWTH INVESTORS: 30% Lehman Government/Corporate
   Bond Index and 70% Standard & Poor's 500 Index.

 ALLIANCE HIGH YIELD: Merrill Lynch High Yield Master Index.

 ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES: Lehman
   Intermediate Government Bond Index.

 ALLIANCE INTERNATIONAL: Morgan Stanley Capital International
   Europe, Australia, Far East Index.

 ALLIANCE MONEY MARKET: Salomon Brothers Three-Month T-Bill
   Index.

 ALLIANCE QUALITY BOND: Lehman Aggregate Bond Index.

 ALLIANCE SMALL CAP GROWTH: Russell 2000 Growth Index.

 EQ/ALLIANCE PREMIER GROWTH: Standard & Poor's 500 Index.

 CAPITAL GUARDIAN RESEARCH: Standard & Poor's 500 Index.

 CAPITAL GUARDIAN U.S. EQUITY: Standard & Poor's 500 Index.

 EQ/EVERGREEN: Russell 2000 Index.

 EQ/EVERGREEN FOUNDATION: 60% Standard & Poor's 500
   Index/40% Lehman Brothers Aggregate Bond Index.

 MFS EMERGING GROWTH COMPANIES: Russell 2000 Index.

 MFS GROWTH WITH INCOME: Standard & Poor's 500 Index.

 MFS RESEARCH: Standard & Poor's 500 Index.

 MERRILL LYNCH BASIC VALUE EQUITY: Standard & Poor's 500 Index.

 MERRILL LYNCH STRATEGY: 36% Standard & Poor's 500 Index/24%
   Morgan Stanley Capital International Europe, Australia, Far East Index/21% Salomon Brothers U.S. Treasury Bond 1 Year+ 14%
   Salomon Brothers World Government Bond (excluding U.S.)/and
   5% Three-Month U.S. Treasury Bill.

 MORGAN STANLEY EMERGING MARKETS EQUITY: Morgan Stanley
   Capital International Emerging Markets Free Price Return Index.

 EQ/PUTNAM BALANCED: 60% Standard & Poor's 500 Index and 40%
   Lehman Government/Corporate Bond Index.

 EQ/PUTNAM GROWTH & INCOME VALUE: Standard & Poor's 500
   Index.

 T. ROWE PRICE EQUITY INCOME: Standard & Poor's 500 Index.

 T. ROWE PRICE INTERNATIONAL STOCK: Morgan Stanley Capital
   International Europe, Australia, Far East Index.

WARBURG PINCUS SMALL COMPANY VALUE: Russell 2000 Index.
--------------------------------------------------------------------------------


 LIPPER SURVEY. The Lipper Variable Insurance Products Performance Analysis Survey (Lipper Survey) records the performance of a large group of variable annuity products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., (Lipper), the data are presented net of investment management fees, direct operating expenses and asset-based charges applicable under annuity contracts. Lipper data provide a more accurate picture than market benchmarks of the EQUI-VEST performance relative to other variable annuity products.

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  67
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                                    TABLE 1
 AVERAGE ANNUAL TOTAL RETURN UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998



-----------------------------------------------------------------------------------------------------------------------------
                                                                      LENGTH OF INVESTMENT PERIOD
                                               ------------------------------------------------------------------------------
                                                                                                     SINCE         SINCE
                                                     1            3           5         10          OPTION        PORTFOLIO
 VARIABLE INVESTMENT OPTIONS                       YEAR         YEARS       YEARS      YEARS       INCEPTION*    INCEPTION**
-----------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                         (8.11)%        5.01%       6.70%      15.83%          -              -
-----------------------------------------------------------------------------------------------------------------------------
Alliance Balanced                                   8.28%        9.28%       5.84%       9.04%          -              -
-----------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                              19.00%       22.14%      17.40%      15.12%          -              -
-----------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors                     4.40%        5.00%       4.37%          -         4.47%          6.12%
-----------------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                              17.73%       22.16%          -           -        21.48%         19.84%
-----------------------------------------------------------------------------------------------------------------------------
Alliance Global                                    11.67%       10.30%       9.50%      11.27%        9.41%            -
-----------------------------------------------------------------------------------------------------------------------------
Alliance Growth & Income                           10.80%       17.02%      13.19%          -        13.31%         12.12%
-----------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                           8.39%       10.25%       8.96%          -         9.14%         12.55%
-----------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                              (13.05)%        5.69%       5.20%       7.50%        5.15%            -
-----------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities       (1.24)%        0.61%       0.23%          -         1.42%          3.06%
-----------------------------------------------------------------------------------------------------------------------------
Alliance International                              1.36%      (0.06)%         -           -          0.72%          1.85%
-----------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                             (3.44)%      (0.26)%       0.04%       1.51%          -              -
-----------------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                             (0.37)%        2.03%       1.65%         -          1.70%          1.09%
-----------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                        (12.29)%          -           -           -        (1.14)%          5.06%
-----------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                      24.25%          -           -           -         22.47%         27.59%
-----------------------------------------------------------------------------------------------------------------------------
MFS Research                                       14.16%          -           -           -         13.63%         17.26%
-----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity                    2.53%          -           -           -          6.00%         10.26%
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                      (1.84)%         -            -           -        (2.62)%          0.35%
-----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity           (32.94)%         -            -           -       (37.24)%       (37.24)%
-----------------------------------------------------------------------------------------------------------------------------
E/Q Putnam Balanced                                 2.74%          -           -           -          6.92%          8.89%
-----------------------------------------------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value                    3.67%          -           -           -          7.68%         10.55%
-----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                         0.22%          -           -           -          9.00%         11.66%
-----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock                   4.47%          -           -           -        (1.72)%          0.42%
-----------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value               (17.31)%          -           -           -        (6.07)%        (2.16)%
-----------------------------------------------------------------------------------------------------------------------------

* The variable investment option inception dates are: Alliance Aggressive Stock (5/1/84), Alliance Balanced (5/1/84), Alliance Common Stock (8/27/81), Alliance Conservative Investors (1/4/94), Alliance Equity Index (6/1/94), Alliance Global (1/4/94), Alliance Growth & Income (1/4/94), Alliance Growth Investors (1/4/94), Alliance High Yield (1/4/94), Alliance Intermediate Government Securities (6/1/94), Alliance International (9/1/95), Alliance Money Market (5/11/82), Alliance Quality Bond (1/4/94), Alliance Small Cap Growth (6/2/97), MFS Emerging Growth Companies (6/2/97), MFS Research (6/2/97), Merrill Lynch Basic Value Equity (6/2/97), Merrill Lynch World Strategy (6/2/97), Morgan Stanley Emerging Markets Equity (8/20/97), EQ/Putnam Balanced (6/2/97), EQ/Putnam Growth & Income Value (6/2/97), T. Rowe Price Equity Income (6/2/97), T. Rowe Price International Stock (6/2/97), Warburg Pincus Small Company Value (6/2/97). The inception dates for the options that became available on or after December 31, 1998 and are therefore not shown in this table are: EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998), EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity (April 30, 1999.)

** The Portfolio inception dates are: Alliance Aggressive Stock (5/1/84), Alliance Balanced (5/1/84), Alliance Common Stock (8/1/68), Alliance Conservative Investors (10/2/89), Alliance Equity Index (3/1/94), Alliance Global (8/27/87), Alliance

--------------------------------------------------------------------------------
68 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



   Growth & Income (10/1/93), Alliance Growth Investors (10/2/89), Alliance High Yield (1/2/87), Alliance Intermediate Government Securities (4/1/91), Alliance International (4/3/95), Alliance Money Market (5/11/82), Alliance Quality Bond (10/1/93), Alliance Small Cap Growth (5/1/97), MFS Emerging Growth Companies (5/1/97), MFS Research (5/1/97), Merrill Lynch Basic Value Equity (5/1/97), Merrill Lynch World Strategy (5/1/97), Morgan Stanley Emerging Markets Equity (8/20/97), EQ/Putnam Balanced (5/1/97), EQ/Putnam Growth & Income Value (5/1/97), T. Rowe Price Equity Income (5/1/97), T. Rowe Price International Stock (5/1/97), Warburg Pincus Small Company Value (5/1/97). The inception dates for the Portfolios that became available on or after December 31, 1998 and are therefore not shown in this table are:
   EQ/Evergreen, EQ/Evergreen Foundation, and MFS Growth with Income (December 31, 1998), EQ/Alliance Premier Growth, Capital Guardian Research, and Capital Guardian U.S. Equity (April 30, 1999.)

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  69
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                    TABLE 2
      GROWTH OF $1,000 UNDER A CONTRACT SURRENDERED ON DECEMBER 31, 1998



--------------------------------------------------------------------------------------------------------------------------
                                                                    LENGTH OF INVESTMENT PERIOD
                                           -------------------------------------------------------------------------------
                                                                                                        SINCE
                                                   1           3             5            10          PORTFOLIO
 VARIABLE INVESTMENT OPTIONS                      YEAR        YEARS         YEARS        YEARS        INCEPTION*
--------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                     $  918.94     $1,158.01     $1,383.14     $4,347.68             -
--------------------------------------------------------------------------------------------------------------------------
Alliance Balanced                             $1,082.81     $1,305.16     $1,328.30     $2,376.23             -
--------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                         $1,190.01     $1,822.21     $2,230.22     $4,089.48             -
--------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors               $1,043.96     $1,157.64     $1,238.46             -     $1,732.00
--------------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                         $1,177.27     $1,822.90             -             -     $2,400.74
--------------------------------------------------------------------------------------------------------------------------
Alliance Global                               $1,116.68     $1,341.98     $1,574.10     $2,908.79             -
--------------------------------------------------------------------------------------------------------------------------
Alliance Growth & Income                      $1,107.95     $1,602.32     $1,858.21             -     $1,823.68
--------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                     $1,083.87     $1,339.97     $1,535.49             -     $2,984.94
--------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                           $  869.48     $1,180.45     $1,288.21     $2,060.20             -
--------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government Securities   $  987.64     $1,018.39     $1,011.47             -     $1,263.61
--------------------------------------------------------------------------------------------------------------------------
Alliance International                        $1,013.64     $  998.33             -             -     $1,071.09
--------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                         $  965.57     $  992.22     $1,002.02     $1,162.00             -
--------------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                         $  996.29     $1,062.24     $1,085.03             -     $1,058.60
--------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                     $  877.09             -             -             -     $1,086.02
--------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                 $1,242.46             -             -             -     $1,502.59
--------------------------------------------------------------------------------------------------------------------------
MFS Research                                  $1,141.64             -             -             -     $1,304.87
--------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity              $1,025.29             -             -             -     $1,177.38
--------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                  $  981.56             -             -             -     $1,005.94
--------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets Equity        $  670.57             -             -             -     $  528.92
--------------------------------------------------------------------------------------------------------------------------
E/Q Putnam Balanced                           $1,027.41             -             -             -     $1,153.02
--------------------------------------------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value              $1,036.67             -             -             -     $1,182.49
--------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                   $1,002.23             -             -             -     $1,202.36
--------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock             $1,044.72             -             -             -     $1,007.09
--------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company Value            $  826.91             -             -             -     $  964.11
--------------------------------------------------------------------------------------------------------------------------

*  Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
70 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------



                                    TABLE 3
        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998


--------------------------------------------------------------------------------------------------------------------------
                                                                                                            Since
                                                                                                         portfolio
                                         1 year       3 years     5 years     10 years      20 years     inception*
--------------------------------------------------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK                (1.19)%       9.12%       9.83%        17.17%            -         15.80%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap Growth                    12.16%       16.33%      14.87%        15.44%            -         13.95%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 8.28%       17.77%      15.56%        16.49%            -         15.78%
--------------------------------------------------------------------------------------------------------------------------
 ALLIANCE BALANCED                        16.43%       13.25%       9.22%        10.99%            -         10.70%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Balanced                          13.48%       15.79%      13.84%        12.97%            -         13.56%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                19.02%       18.70%      16.88%        15.21%            -         15.37%
--------------------------------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK                    27.55%       25.79%      20.17%        16.97%        17.03%        11.90%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                            22.86%       22.23%      18.63%        16.72%        16.30%        11.34%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                28.58%       28.23%      24.06%        19.21%        17.76%        12.75%
--------------------------------------------------------------------------------------------------------------------------
 ALLIANCE CONSERVATIVE INVESTORS          12.25%        9.11%       7.82%            -             -          8.42%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Income                            14.20%       15.62%      14.31%            -             -         12.55%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                15.59%       14.45%      13.37%            -             -         12.08%
--------------------------------------------------------------------------------------------------------------------------
 ALLIANCE EQUITY INDEX                    26.25%       25.79%          -             -             -         22.57%
--------------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index Funds               28.05%       27.67%          -             -             -         24.31%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                28.58%       28.23%          -             -             -         24.79%
--------------------------------------------------------------------------------------------------------------------------
 ALLIANCE GLOBAL                          20.07%       14.24%      12.62%        13.16%            -         10.92%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Global                            14.34%       14.67%      11.98%        11.21%            -          9.64%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                24.34%       17.77%      15.68%        10.66%            -          9.55%
--------------------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH & INCOME                 19.13%       20.78%      16.13%            -             -         15.17%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                   15.61%       21.25%      18.35%            -             -         17.89%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                20.10%       23.99%      21.07%            -             -         20.48%
--------------------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH INVESTORS                16.54%       14.19%      12.11%            -             -         14.34%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio                14.20%       15.62%      14.31%            -             -         12.55%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                22.85%       22.69%      19.96%            -             -         15.55%
--------------------------------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD                      (6.51)%       9.77%       8.42%         9.58%            -          8.92%
--------------------------------------------------------------------------------------------------------------------------
 Lipper High Yield                      (  0.44)%       8.21%       7.37%         9.34%            -          8.97%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 3.66%        9.11%       9.01%        11.08%            -         10.72%
--------------------------------------------------------------------------------------------------------------------------
 ALLIANCE INTERMEDIATE GOVERNMENT
  SECURITIES                               6.20%        4.73%       3.87%            -             -          5.56%
--------------------------------------------------------------------------------------------------------------------------
 Lipper U.S. Government                    7.68%        6.21%       5.91%            -             -          7.25%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 8.49%        6.74%       6.45%            -             -          7.60%
--------------------------------------------------------------------------------------------------------------------------
 ALLIANCE INTERNATIONAL                    8.99%        4.05%          -             -             -          5.78%
--------------------------------------------------------------------------------------------------------------------------
 Lipper International                     13.02%        9.94%          -             -             -         10.74%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                20.00%        9.00%          -             -             -          9.68%
--------------------------------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET                     3.82%        3.85%       3.66%         4.09%            -          5.25%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Money Market                       4.84%        4.87%       4.77%         5.20%            -          6.34%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 5.05%        5.18%       5.11%         5.44%                       6.41%
--------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  71
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                              TABLE 3 (CONTINUED)
        ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998



--------------------------------------------------------------------------------------------------------------------------
                                                                                                         Since
                                                                                                       portfolio
                                          1 year       3 years     5 years    10 years    20 years     inception*
--------------------------------------------------------------------------------------------------------------------------
 ALLIANCE QUALITY BOND                      7.13%        6.17%       5.24%        -           -             4.81%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Corporate Bond A-Rated              7.47%        6.38%       6.54%        -           -             6.21%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                  8.69%        7.29%       7.27%        -           -             6.92%
--------------------------------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH                (5.69)%           -           -         -           -            10.63%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Small-Cap                         (0.33)%           -           -         -           -            16.72%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                  1.23%           -           -         -           -             16.58%
--------------------------------------------------------------------------------------------------------------------------
 MFS EMERGING GROWTH COMPANIES             32.90%           -           -         -           -             33.24%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap                            15.97%           -           -         -           -             22.72%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                (2.54)%           -           -         -           -             14.53%
--------------------------------------------------------------------------------------------------------------------------
 MFS RESEARCH                              22.62%           -           -         -           -             22.95%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                             25.82%           -           -         -           -             28.73%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 28.58%           -           -         -           -             31.63%
--------------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH BASIC VALUE EQUITY          10.24%           -           -         -           -             15.93%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                    15.54%           -           -         -           -             21.32%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 28.58%           -           -         -           -             31.63%
--------------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH WORLD STRATEGY               5.54%           -           -         -           -              5.66%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Global Flexible Portfolio           9.34%           -           -         -           -             11.15%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 19.55%           -           -         -           -             20.00%
--------------------------------------------------------------------------------------------------------------------------
 MORGAN STANLEY EMERGING MARKETS
  EQUITY                                 (27.90)%           -           -         -           -           (33.52)%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Emerging Markets                 (30.50)%           -           -         -           -           (36.28)%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                               (25.34)%           -           -         -           -           (28.92)%
--------------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM BALANCED                        10.47%           -           -         -           -             14.56%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Balanced                           14.61%           -           -         -           -             17.83%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 21.36%           -           -         -           -             23.48%
--------------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH & INCOME VALUE           11.47%           -           -         -           -             16.22%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                    15.54%           -           -         -           -             21.32%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 28.58%           -           -         -           -             31.63%
--------------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE EQUITY INCOME                7.76%           -           -         -           -             17.33%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Equity Income                      10.76%           -           -         -           -             19.07%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 28.58%           -           -         -           -             31.63%
--------------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE INTERNATIONAL STOCK         12.33%           -           -         -           -              5.74%
--------------------------------------------------------------------------------------------------------------------------
 Lipper International                      12.17%           -           -         -           -              9.06%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 20.00%           -           -         -           -             13.43%
--------------------------------------------------------------------------------------------------------------------------
 WARBURG PINCUS SMALL COMPANY
  VALUE                                  (11.09)%          -            -         -           -              3.01%
--------------------------------------------------------------------------------------------------------------------------
 Lipper Small-Cap                           1.53%           -           -         -           -             16.77%
--------------------------------------------------------------------------------------------------------------------------
 Benchmark                                (2.54)%          -            -         -           -             14.53%
--------------------------------------------------------------------------------------------------------------------------

*  Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
72 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


                                    TABLE 4
        CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998



----------------------------------------------------------------------------------------------------------------------------
                                                                                                                    SINCE
                                                                                                                  PORTFOLIO
                                         1 YEAR        3 YEARS       5 YEARS       10 YEARS       20 YEARS       INCEPTION*
----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK                (1.19)%        29.95%        59.84%        387.82%              -         759.93%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap Growth                    12.16%         58.64%       102.73%        334.88%              -         613.05%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 8.28%         63.35%       106.12%        360.30%              -         759.55%
----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE BALANCED                        16.43%         45.27%        55.44%        183.58%              -         344.46%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Balanced                          13.48%         55.60%        91.92%        240.69%              -         553.21%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                19.02%         67.24%       118.08%        311.86%              -         715.64%
----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK                    27.55%         99.03%       150.65%        379.60%       2,223.36%      2,957.30%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                            22.86%         84.52%       138.97%        388.00%       2,185.68%      1,203.81%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                28.58%        110.85%       193.91%        479.62%       2,530.43%      3,755.68%
----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE CONSERVATIVE INVESTORS          12.25%         29.91%        45.74%             -               -         111.22%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Income                            14.20%         55.28%        97.15%             -               -         202.48%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                15.59%         49.92%        87.28%             -               -         187.40%
----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE EQUITY INDEX                    26.25%         99.06%            -              -               -         167.54%
----------------------------------------------------------------------------------------------------------------------------
 Lipper S&P 500 Index Funds               28.05%        108.12%            -              -               -         186.34%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                28.58%        110.85%            -              -               -         192.17%
----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE GLOBAL                          20.07%         49.10%        81.15%        244.24%              -         224.14%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Global                            14.34%         51.58%        77.94%        194.96%              -         188.08%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                24.34%         63.34%       107.19%        175.31%              -         181.57%
----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH & INCOME                 19.13%         76.21%       111.23%             -               -         109.92%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                   15.61%         79.05%       133.95%             -               -         139.10%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                20.10%         90.62%       160.09%             -               -         166.00%
----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE GROWTH INVESTORS                16.54%         48.89%        77.08%             -               -         245.21%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Flexible Portfolio                14.20%         55.28%        97.15%             -               -         202.45%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                22.85%         84.68%       148.41%             -               -         280.88%
----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD                      (6.51)%        32.28%        49.83%        149.64%              -         178.62%
----------------------------------------------------------------------------------------------------------------------------
 Lipper High Yield                        (0.44)%        26.80%        43.00%        145.62%              -         182.21%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 3.66%         29.90%        53.96%        186.01%              -         239.69%
----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE INTERMEDIATE
  GOVERNMENT SECURITIES                    6.20%         14.86%        20.93%             -               -          52.12%
----------------------------------------------------------------------------------------------------------------------------
 Lipper U.S. Government                    7.68%         19.84%        33.36%             -               -          72.35%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 8.49%         21.61%        36.71%             -               -          76.55%
----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE INTERNATIONAL                    8.99%         12.66%            -              -               -          23.41%
----------------------------------------------------------------------------------------------------------------------------
 Lipper International                     13.02%         33.62%            -              -               -          47.74%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                20.00%         29.52%            -              -               -          41.40%
----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET                     3.82%         11.99%        19.68%         49.28%              -         134.48%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Money Market                       4.84%         15.34%        26.25%         66.09%              -         178.83%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                 5.05%         16.35%        28.27%         69.88%              -         181.74%
----------------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                      INVESTMENT PERFORMANCE  73
--------------------------------------------------------------------------------

                              TABLE 4 (CONTINUED)
        CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1998



----------------------------------------------------------------------------------------------------------------------------
                                                                                                       SINCE
                                                                                                     PORTFOLIO
                                         1 YEAR      3 YEARS     5 YEARS    10 YEARS    20 YEARS     INCEPTION*
----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE QUALITY BOND                    7.13%      19.67%      29.12%        -           -           28.00 %
----------------------------------------------------------------------------------------------------------------------------
 Lipper Corporate Bond A-Rated            7.47%      20.42%      37.37%        -           -           37.26 %
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                8.69%      23.51%      42.06%        -           -           42.14 %
----------------------------------------------------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH               (5.69)%        -           -          -           -           18.36 %
----------------------------------------------------------------------------------------------------------------------------
 Lipper Small-Cap                       (0.33)%         -           -          -           -           28.98 %
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                                1.23%         -           -          -           -           29.23 %
----------------------------------------------------------------------------------------------------------------------------
 MFS EMERGING GROWTH COMPANIES           32.90%         -           -          -           -           61.42 %
----------------------------------------------------------------------------------------------------------------------------
 Lipper Mid-Cap                          15.97%         -           -          -           -           42.16 %
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                              (2.54)%         -           -          -           -           25.40 %
----------------------------------------------------------------------------------------------------------------------------
 MFS RESEARCH                            22.62%         -           -          -           -           41.16 %
----------------------------------------------------------------------------------------------------------------------------
 Lipper Growth                           25.82%         -           -          -           -           52.86 %
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               28.58%         -           -          -           -           57.60 %
----------------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH BASIC VALUE EQUITY        10.24%         -           -          -           -           27.97 %
----------------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                  15.54%         -           -          -           -           15.59 %
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               28.58%         -           -          -           -           57.60 %
----------------------------------------------------------------------------------------------------------------------------
 MERRILL LYNCH WORLD STRATEGY             5.54%         -           -          -           -            9.63 %
----------------------------------------------------------------------------------------------------------------------------
 Lipper Global Flexible Portfolio         9.34%         -           -          -           -           19.41 %
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               19.55%         -           -          -           -           33.33 %
----------------------------------------------------------------------------------------------------------------------------
 MORGAN STANLEY EMERGING MARKETS
----------------------------------------------------------------------------------------------------------------------------
  EQUITY                               (27.90)%         -           -          -           -          (42.71)%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Emerging Markets               (30.50)%         -           -          -           -          (45.67)%
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                             (25.34)%         -           -          -           -          (36.71)%
----------------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM BALANCED                      10.47%         -           -          -           -           25.46 %
----------------------------------------------------------------------------------------------------------------------------
 Lipper Balanced                         14.61%         -           -          -           -           31.59 %
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               21.36%         -           -          -           -           42.22 %
----------------------------------------------------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH & INCOME VALUE         11.47%         -           -          -           -           28.50 %
----------------------------------------------------------------------------------------------------------------------------
 Lipper Growth & Income                  15.54%         -           -          -           -           38.49 %
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               28.58%         -           -          -           -           57.60 %
----------------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE EQUITY INCOME              7.76%         -           -          -           -           30.56 %
----------------------------------------------------------------------------------------------------------------------------
 Lipper Equity Income                    10.76%         -           -          -           -           33.92 %
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               28.58%         -           -          -           -           57.60 %
----------------------------------------------------------------------------------------------------------------------------
 T. ROWE PRICE INTERNATIONAL STOCK       12.33%         -           -          -           -            9.75 %
----------------------------------------------------------------------------------------------------------------------------
 Lipper International                    12.17%         -           -          -           -           15.88 %
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                               20.00%         -           -          -           -           23.42 %
----------------------------------------------------------------------------------------------------------------------------
 WARBURG PINCUS SMALL COMPANY
  VALUE                                (11.09)%         -           -          -           -           (5.07)%
----------------------------------------------------------------------------------------------------------------------------
 Lipper Small-Cap                         1.53%         -           -          -           -           29.95 %
----------------------------------------------------------------------------------------------------------------------------
 Benchmark                              (2.54)%         -           -          -           -           25.40 %
----------------------------------------------------------------------------------------------------------------------------

*  Portfolio inception dates are shown in Table 1.

--------------------------------------------------------------------------------
74 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------

                                    TABLE 5
                         YEAR-BY-YEAR RATES OF RETURN



----------------------------------------------------------------------------------------------------------------------------
                                          1989          1990          1991          1992            1993
----------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                42.82%          5.52%        84.47%         (4.61)%         15.08%
----------------------------------------------------------------------------------------------------------------------------
Alliance Balanced                        24.66%        (1.45)%        40.11%         (4.26)%         10.71%
----------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                    24.12%        (9.36)%        35.86%           1.72%         23.07%
----------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors           2.73%+         4.88%        18.16%           4.27%          9.18%
----------------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                        -             -             -               -              -
----------------------------------------------------------------------------------------------------------------------------
Alliance Global                          24.95%        (7.49)%        28.72%          (1.96)%        30.27%
----------------------------------------------------------------------------------------------------------------------------
Alliance Growth & Income                     -             -             -              -           (0.62)%+
----------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                 3.63%+         9.01%        46.85%            3.42%        13.63%
----------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                       3.62%        (2.54)%        22.72%           10.72%        21.42%
----------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government
  Securities                                 -             -          10.88%+           4.08%         9.01%
----------------------------------------------------------------------------------------------------------------------------
Alliance International                       -             -             -                -             -
----------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                     7.70%         6.80%         4.69%             2.07%         1.48%
----------------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                        -             -             -              -           (0.87)%+
----------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                    -             -             -              -               -
----------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                -             -             -              -               -
----------------------------------------------------------------------------------------------------------------------------
MFS Research                                 -             -             -              -               -
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity             -             -             -              -               -
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                 -             -             -              -               -
----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets
  Equity                                     -             -             -              -               -
----------------------------------------------------------------------------------------------------------------------------
E/Q Putnam Balanced                          -             -             -              -               -
----------------------------------------------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value             -             -             -              -               -
----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                  -             -             -              -               -
----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock            -             -             -              -               -
----------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company
  Value                                      -             -             -              -               -
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
                                           1994            1995         1996           1997             1998
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Alliance Aggressive Stock                 (5.24)%         29.81%        20.44%          9.20%         (1.19)%
----------------------------------------------------------------------------------------------------------------------------
Alliance Balanced                         (9.38)%         18.07%        10.07%         13.35%          16.43%
----------------------------------------------------------------------------------------------------------------------------
Alliance Common Stock                     (3.58)%         30.61%        22.50%         27.37%          27.55%
----------------------------------------------------------------------------------------------------------------------------
Alliance Conservative Investors           (5.50)%         18.71%         3.68%         11.62%          12.25%
----------------------------------------------------------------------------------------------------------------------------
Alliance Equity Index                     (0.14)%+        34.60%        20.64%         30.69%          26.25%
----------------------------------------------------------------------------------------------------------------------------
Alliance Global                             3.71%         17.14%        12.96%          9.93%          20.07%
----------------------------------------------------------------------------------------------------------------------------
Alliance Growth & Income                  (2.02)%         22.34%        18.37%         24.95%          19.13%
----------------------------------------------------------------------------------------------------------------------------
Alliance Growth Investors                 (4.56)%         24.61%        10.99%         15.11%          16.54%
----------------------------------------------------------------------------------------------------------------------------
Alliance High Yield                       (4.20)%         18.24%        21.15%         16.79%         (6.51)%
----------------------------------------------------------------------------------------------------------------------------
Alliance Intermediate Government
  Securities                              (5.77)%         11.73%         2.27%          5.76%           6.20%
----------------------------------------------------------------------------------------------------------------------------
Alliance International                        -            9.54%+        8.23%        (4.49)%          8.99%
----------------------------------------------------------------------------------------------------------------------------
Alliance Money Market                       2.53%          4.23%         3.81%          3.91%           3.82%
----------------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond                     (6.49)%         15.38%         3.84%          7.58%           7.13%
----------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap Growth                     -               -             -          25.50%+        (5.69)%
----------------------------------------------------------------------------------------------------------------------------
MFS Emerging Growth Companies                 -               -             -          21.45%+         32.90%
----------------------------------------------------------------------------------------------------------------------------
MFS Research                                  -               -             -          15.12%+         22.62%
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch Basic Value Equity              -               -             -          16.08%+         10.24%
----------------------------------------------------------------------------------------------------------------------------
Merrill Lynch World Strategy                  -               -             -           3.87%+          5.54%
----------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Emerging Markets
  Equity                                      -               -             -        (20.54)%+       (27.90)%
----------------------------------------------------------------------------------------------------------------------------
E/Q Putnam Balanced                           -               -             -          13.56%+         10.47%
----------------------------------------------------------------------------------------------------------------------------
E/Q Putnam Growth & Income Value              -               -             -          15.28%+         11.47%
----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price Equity Income                   -               -             -          21.15%+          7.76%
----------------------------------------------------------------------------------------------------------------------------
T. Rowe Price International Stock             -               -             -         (2.30)%+         12.33%
----------------------------------------------------------------------------------------------------------------------------
Warburg Pincus Small Company
  Value                                       -               -             -          18.17%+       (11.09)%
----------------------------------------------------------------------------------------------------------------------------

* Returns for these Portfolios represent less than 12 months of performance. The returns are as of each Portfolio inception date as shown in Table 1.

--------------------------------------------------------------------------------
 INVESTMENT PERFORMANCE  75
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


COMMUNICATING PERFORMANCE DATA

 In reports or other communications to contract owners or in advertising material, we may describe general economic and market conditions affecting our variable investment options, and the Portfolios and may compare the performance or ranking of those options and the Portfolios with:

 o those of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar, Inc., VARDS, or similar investment services that monitor the performance of insurance company separate accounts or mutual funds;

 o other appropriate indices of investment securities and averages for peer universes of mutual funds; or

 o  data developed by us derived from such indices or averages.

 We also may furnish to present or prospective contract owners advertisements or other communications that include evaluations of a variable investment option or Portfolio by nationally recognized financial publications. Examples of such publications are:


--------------------------------------------------------------------------------
 Barron's                           Money Management Letter
 Morningstar's Variable Annuity     Investment Dealers Digest
  Sourcebook                        National Underwriter
 Business Week                      Pension & Investments
 Forbes                             USA Today
 Fortune                            Investor's Business Daily
 Institutional Investor             The New York Times
 Money                              The Wall Street Journal
 Kiplinger's Personal Finance       The Los Angeles Times
 Financial Planning                 The Chicago Tribune
 Investment Adviser
 Investment Management Weekly
--------------------------------------------------------------------------------

 Lipper compiles performance data for peer universes of funds with similar investment objectives in its Lipper Survey. Morningstar, Inc. compiles similar data in the Morningstar Variable Annuity/Life Report (Morningstar Report).

 The Lipper Survey records performance data as reported to it by over 800 mutual funds underlying variable annuity and life insurance products. It divides these actively managed portfolios into 25 categories by portfolio objectives. The Lipper Survey contains two different universes, which reflect different types of fees in performance data:

 o The "separate account" universe reports performance data net of investment management fees, direct operating expenses and asset-based charges applicable under variable life and annuity contracts; and

 o The "mutual fund" universe reports performance net only of investment management fees and direct operating expenses, and therefore reflects only charges that relate to the underlying mutual fund.

 The Morningstar Variable Annuity/Life Report consists of nearly 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account level charges. VARDS is a monthly reporting service that monitors approximately 2,500 variable life and variable annuity funds on performance and account information.


 YIELD INFORMATION

 Current yield for the Alliance Money Market option will be based on net changes in a hypothetical investment over a given seven-day period, exclusive of capital changes, and then "annualized" (assuming that the same seven-day result would occur each week for 52 weeks). Current yield for the other options will be based on net changes in a hypothetical investment over a given 30-day period, exclusive of capital changes, and then "annualized" (assuming that the same 30-day result would occur each month for 12 months).


 "Effective yield" is calculated in a similar manner, but when annualized, any income earned by the investment is assumed to be reinvested. The "effective yield" will be slightly higher than the "current yield" because any earnings are compounded weekly for the Alliance Money Market option. The yields and effective yields assume the deduction of all contract charges and expenses other than the annual administrative charge, withdrawal charge, optional ratcheted

--------------------------------------------------------------------------------
76 INVESTMENT PERFORMANCE
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 death benefit charge, and any charge for taxes such as premium tax. For more information, see "Alliance Money Market Option and other Yield information" in the SAI.

--------------------------------------------------------------------------------
                             INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE  77
--------------------------------------------------------------------------------


10
Incorporation of certain documents by reference


--------------------------------------------------------------------------------



   Equitable Life's annual report on Form 10-K for the year ended December 31, 1998, a current report on Form 8-K dated April 9, 1999, and a quarterly report on form 10-Q for the quarter ended June 30, 1999, are considered to be a part of this prospectus because they are incorporated by reference.


   After the date of this prospectus and before we terminate the offering of the securities under this prospectus, all documents or reports we file with the SEC under the Securities Exchange Act of 1934 ("Exchange Act") will be considered to become part of this prospectus because they are incorporated by reference.

   Any statement contained in a document that is or becomes part of this prospectus, will be considered changed or replaced for purposes of this prospectus if a statement contained in this prospectus changes or is replaced. Any statement that is considered to be a part of this prospectus because of its incorporation, will be considered changed or replaced for the purpose of this prospectus if a statement contained in any other subsequently filed document that is considered to be part of this prospectus changes or replaces that statement. After that, only the statement that is changed or replaced will be considered to be part of this prospectus.

   We file our Exchange Act documents and reports, including our annual and quarterly reports on Form 10-K and Form 10-Q, electronically according to EDGAR under CIK No. 0000727920. The SEC maintains a Web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

   Upon written or oral request, we will provide, free of charge, to each person to whom this prospectus is delivered a copy of any or all of the documents considered to be part of this prospectus because they are incorporated herein. This does not include exhibits not specifically incorporated by reference into the text of such documents. Requests for documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104.
 Attention: Corporate Secretary (telephone: (212) 554-1234).

--------------------------------------------------------------------------------
                                APPENDIX I: CONDENSED FINANCIAL INFORMATION  A-1
--------------------------------------------------------------------------------


Appendix I: Condensed financial information


--------------------------------------------------------------------------------


The contracts described in this prospectus are being offered for the first time as of the date of this prospectus. The unit values and number of units outstanding shown below are for another contract offered under Separate Account A with the same asset based charge of 1.20%.

UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION

--------------------------------------------------------------------------------
                                                      DECEMBER  31,
                                                        1998
--------------------------------------------------------------------------------
 THE HUDSON RIVER TRUST OPTIONS
--------------------------------------------------------------------------------
 ALLIANCE AGGRESSIVE STOCK
--------------------------------------------------------------------------------
   Unit value                                          $  90.25
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                        -
--------------------------------------------------------------------------------
 ALLIANCE BALANCED
--------------------------------------------------------------------------------
   Unit value                                          $ 102.39
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                        -
--------------------------------------------------------------------------------
 ALLIANCE COMMON STOCK
--------------------------------------------------------------------------------
   Unit value                                          $ 102.87
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                        -
--------------------------------------------------------------------------------
 ALLIANCE CONSERVATIVE INVESTORS
--------------------------------------------------------------------------------
   Unit value                                          $ 102.74
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                        -
--------------------------------------------------------------------------------
 ALLIANCE EQUITY INDEX
--------------------------------------------------------------------------------
   Unit value                                          $ 103.69
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                        -
--------------------------------------------------------------------------------
 ALLIANCE GLOBAL
--------------------------------------------------------------------------------
   Unit value                                          $  98.37
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                        -
--------------------------------------------------------------------------------
 ALLIANCE GROWTH & INCOME
--------------------------------------------------------------------------------
   Unit value                                          $ 102.73
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                        -
--------------------------------------------------------------------------------
 ALLIANCE GROWTH INVESTORS
--------------------------------------------------------------------------------
   Unit value                                          $ 101.93
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                        -
--------------------------------------------------------------------------------
 ALLIANCE HIGH YIELD
--------------------------------------------------------------------------------
   Unit value                                          $  89.20
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                        -
--------------------------------------------------------------------------------
ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES
--------------------------------------------------------------------------------
   Unit value                                          $ 103.32
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                        -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
A-2 APPENDIX I: CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


 UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION (CONTINUED)

--------------------------------------------------------------------------------
                                               DECEMBER  31,
                                                   1998
--------------------------------------------------------------------------------
 ALLIANCE INTERNATIONAL
--------------------------------------------------------------------------------
   Unit value                                     $  93.00
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                   -
--------------------------------------------------------------------------------
 ALLIANCE MONEY MARKET
--------------------------------------------------------------------------------
   Unit value                                     $ 101.68
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                   -
--------------------------------------------------------------------------------
 ALLIANCE QUALITY BOND
--------------------------------------------------------------------------------
   Unit value                                     $ 103.62
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                   -
--------------------------------------------------------------------------------
 ALLIANCE SMALL CAP GROWTH
--------------------------------------------------------------------------------
   Unit value                                     $  86.94
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                   -
--------------------------------------------------------------------------------
 EQ ADVISORS TRUST OPTIONS
--------------------------------------------------------------------------------
 MFS EMERGING GROWTH COMPANIES
--------------------------------------------------------------------------------
   Unit value                                     $ 103.53
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                   -
--------------------------------------------------------------------------------
 MFS RESEARCH
--------------------------------------------------------------------------------
   Unit value                                     $  99.10
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                   -
--------------------------------------------------------------------------------
 MERRILL LYNCH BASIC VALUE EQUITY
--------------------------------------------------------------------------------
   Unit value                                     $  97.91
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                   -
--------------------------------------------------------------------------------
 MERRILL LYNCH WORLD STRATEGY
--------------------------------------------------------------------------------
   Unit value                                     $  94.96
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                   -
--------------------------------------------------------------------------------
 MORGAN STANLEY EMERGING MARKETS EQUITY
--------------------------------------------------------------------------------
   Unit value                                     $  81.49
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                   -
--------------------------------------------------------------------------------
 EQ/PUTNAM BALANCED
--------------------------------------------------------------------------------
   Unit value                                     $ 101.17
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                   -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                APPENDIX I: CONDENSED FINANCIAL INFORMATION  A-3
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------


UNIT VALUES AND NUMBER OF UNITS OUTSTANDING AT YEAR END FOR EACH VARIABLE INVESTMENT OPTION (CONTINUED)

--------------------------------------------------------------------------------
                                              DECEMBER  31,
                                                1998
--------------------------------------------------------------------------------
 EQ/PUTNAM GROWTH & INCOME VALUE
--------------------------------------------------------------------------------
   Unit value                                   $ 100.60
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                 -
--------------------------------------------------------------------------------
 T. ROWE PRICE EQUITY INCOME
--------------------------------------------------------------------------------
   Unit value                                   $ 101.12
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                 -
--------------------------------------------------------------------------------
 T. ROWE PRICE INTERNATIONAL STOCK
--------------------------------------------------------------------------------
   Unit value                                   $  94.15
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                 -
--------------------------------------------------------------------------------
 WARBURG PINCUS SMALL COMPANY VALUE
--------------------------------------------------------------------------------
   Unit value                                   $  82.88
--------------------------------------------------------------------------------
   Number of units outstanding (000's)                 -
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               APPENDIX II: MARKET VALUE ADJUSTMENT EXAMPLE  B-1
--------------------------------------------------------------------------------


Appendix II: Market value adjustment example


--------------------------------------------------------------------------------


The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 had been invested on June 14, 1999 to a fixed maturity option with a maturity date of June 15, 2008 (i.e., nine years later) at a rate to maturity of 7.00%, resulting in a maturity value at the maturity date of $183,846. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2003.

--------------------------------------------------------------------------------
                                                           Assumed Rate to
                                                       maturity on June 15, 2003
--------------------------------------------------------------------------------
                                                           5.00%        9.00%
--------------------------------------------------------------------------------
 AS OF JUNE 15, 2003 (BEFORE WITHDRAWAL)
--------------------------------------------------------------------------------
(1) Market adjusted amount                               $144,048    $ 119,487
--------------------------------------------------------------------------------
(2) Fixed maturity amount                                $131,080    $ 131,080
--------------------------------------------------------------------------------
(3) Market value adjustment:
   (1) - (2)                                             $ 12,968    $ (11,593)
--------------------------------------------------------------------------------
 ON JUNE 15, 2003 (AFTER WITHDRAWAL)
--------------------------------------------------------------------------------
(4) Portion of market value adjustment associated
    with withdrawal: (3) x [$50,000/(1)]                 $  4,501    $  (4,851)
--------------------------------------------------------------------------------
(5) Reduction in fixed maturity amount
    [$50,000 - (4)]                                      $ 45,499    $  54,851
--------------------------------------------------------------------------------
(6) Fixed maturity amount (2) - (5)                      $ 85,581    $  76,229
--------------------------------------------------------------------------------
(7) Maturity value                                       $120,032    $ 106,915
--------------------------------------------------------------------------------
(8) Market adjusted amount of (7)                        $ 94,048    $  69,487
--------------------------------------------------------------------------------

You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a positive market value adjustment is realized.

--------------------------------------------------------------------------------
                                        APPENDIX III: DEATH BENEFIT EXAMPLE  C-1
--------------------------------------------------------------------------------

Appendix III: Death benefit example
--------------------------------------------------------------------------------



The death benefit under the contracts is equal to (i) the account value or,
(ii) the minimum death benefit (contributions, less withdrawals, and any withdrawal charges and taxes that may apply) or, if elected, (iii) the optional ratcheted death benefit, whichever provides the highest amount.


The following illustrates the death benefit calculation. Assuming $100,000 is allocated to the variable investment options, no additional contributions, no transfers and no withdrawals, the death benefit for an annuitant age 45 would be calculated as follows:

--------------------------------------------------------------------------------
   END OF
 CONTRACT                                                    RATCHETED
   YEAR           ACCOUNT VALUE(1)      CONTRIBUTION       DEATH BENEFIT
--------------------------------------------------------------------------------
    1             $105,000(2)           $100,000             $100,000
--------------------------------------------------------------------------------
    2             $115,500(2)                                $100,000
--------------------------------------------------------------------------------
    3             $129,360(2)                                $129,360(2)
--------------------------------------------------------------------------------
    4             $103,488                                   $129,360(3)
--------------------------------------------------------------------------------
    5             $113,837                                   $129,360(3)
--------------------------------------------------------------------------------
    6             $127,497                                   $129,360(3)
--------------------------------------------------------------------------------
    7             $127,497                                   $129,360(3)
--------------------------------------------------------------------------------
    8             $133,872(2)                                $129,360
--------------------------------------------------------------------------------
    9             $147,259                                   $147,259(4)
--------------------------------------------------------------------------------

The account values for contract years 1 through 9 are based on hypothetical rates of return of 5.00%, 10.00%, 12.00%, (20.00)%, 10.00%, 12.00%, 0.00%, 5%
and 10%. We are using these rates solely to illustrate how the benefit is determined. The return rates bear no relationship to past or future investment results.


(1) If the optional ratcheted death benefit was not elected, the death benefit on each contract date anniversary would be equal to the account value, since it is higher than the contribution.

(2) If the optional ratcheted death benefit was elected at the end of contract year 1, 2, 3 and 8, the death benefit will be equal to the account value. Also in year 3, the ratcheted death benefit is increased to equal the account value.


(3) At the end of contract years 4, 5, 6 and 7, the death benefit would be equal to the ratcheted death benefit since it is higher than the account value. Also, at the end of contract year six, no adjustment would be made to the ratcheted death benefit, since the ratcheted death benefit is higher than the account value.

(4) At the end of contract year 9, the ratcheted death benefit would be increased to the account value, since the account value on the contract date anniversary is higher than the current ratcheted death benefit.

 STATEMENT OF ADDITIONAL INFORMATION


--------------------------------------------------------------------------------


TABLE OF CONTENTS

                                                    Page
Required Minimum Distributions Option                2
Accumulation Unit Values                             2
Calculation of Annuity Payments                      3
The Reorganization                                   3
Custodian and Independent Accountants                4
Alliance Money Market Option Yield Information       4
Other Yield Information                              5
Key Factors in Retirement Planning                   5
Long-Term Market Trends                             10
Financial Statements                                12


HOW TO OBTAIN AN EQUI-VEST STATEMENT OF ADDITIONAL INFORMATION FOR SEPARATE ACCOUNT A

Call 1-800-628-6673 or send this request form to:
  EQUI-VEST
  Processing Office
  The Equitable Life
  P.O. Box 2996
  New York, NY 10116-2996

-  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -  -

Please send me an EQUI-VEST Statement of Additional Information dated     ,
1999.
(Combination variable and fixed deferred annuity)


------------------------------------------------------------------------------
Name:


------------------------------------------------------------------------------
Address:


------------------------------------------------------------------------------
City                      State       Zip




888-1210

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


Item 15.        Indemnification of Directors and Officers
                -----------------------------------------

                Equitable Life's By-Laws provide, in Article VII, as follows:


                7.4      Indemnification of Directors, Officers and Employees.
                         -----------------------------------------------------
                         (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                (iii) the related expenses of any such person in any of said categories may be advanced by the Company

                           (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. {Business Corporation Law ss.ss. 721 -726; Insurance Law ss.1216}


                The directors and officers of Equitable Life are insured under policies issued by Lloyd's of London, X. L. Insurance Company and ACE Insurance Company. The annual limit on such policies is $100 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.


Item 16.        Exhibits
                --------

                Exhibits No.
                ------------



                (1)        (a)      Distribution and Servicing Agreement among
                                    Equico Securities, Inc. (now EQ Financial
                                    Consultants, Inc.), Equitable and Equitable
                                    Variable Life Insurance Company, dated as of
                                    May 1, 1994, incorporated by reference to
                                    Exhibit 3.(c) to Registration Statement File
                                    No. 2-30070, previously filed on February
                                    14, 1995, refiled electronically on July 10,
                                    1998.

                           (b) Sales Agreement dated as of January 1, 1995 by and among Equico Securities, Inc. (now EQ Financial Consultants, Inc.), Equitable, Separate Account A, Separate Account No. 301 and Separate Account No. 51, previously filed as Exhibit 1(c) to this Registration Statement No. 33-89510 on April 24, 1995, incorporated by reference to Exhibit 3(e) to Registration Statement File No. 2-30070, filed electronically July 10, 1998.



                (2)        Not applicable.


                (4)        (a)      Form of group annuity contract no.
                                    1050-94IC, previously filed with this
                                    Registration Statement No. 33-89510 on April
                                    24, 1995, incorporated herein by reference to Exhibit 4(f) to Registration Statement
                                    File No. 2-30070, refiled electronically
                                    July 10, 1998.

                           (b) Form of group annuity certificate nos. 94ICA and 94ICB, previously filed with this Registration Statement No. 33-89510 on April 24, 1995, incorporated herein by reference to Exhibit 4(g) to Registration Statement File No. 2-30070, refiled electronically July 10, 1998.

                           (c) Forms of endorsement nos. 94ENIRAI, 94ENNQI and 94ENMVAI to contract no. 1050-94IC, previously filed with this Registration Statement No. 33-89510 on April 24, 1995, incorporated herein by reference to Exhibit 4(h) to Registration Statement File No. 2-30070, refiled electronically July 10, 1998.

                           (d) Forms of data pages to endorsement nos. 94ENIRAI, 94ENNQI and 94ENMVAI, previously filed with this Registration Statement No. 33-89510 on April 24, 1995, incorporated herein by reference to Registration Statement File No. 2-30070, refiled electronically July 10, 1998.


                           (e) Form of application used with the annuity contract identified above, previously filed with this Registration Statement No. 33-89510 on April 26, 1996.


                           (f) Form of data pages for standard Roth IRA Certificates, incorporated herein by reference to Exhibit 4(m) to the Registration Statement on Form N-4, File No. 2-30070, filed June 9, 1998.

                           (g) Form of endorsement for standard Roth IRA Certificates, incorporated herein by reference to Exhibit 4(n) to the Registration Statement on Form N-4, File No. 2-30070, filed June 9, 1998.

                           (h) Form of data pages for Roth Advantage Certificates, incorporated herein by reference to Exhibit 4(o) to the Registration Statement on Form N-4, File No. 2-30070, filed June 9, 1998.

                           (i) Form of endorsement for Roth Advantage Certificates, incorporated herein by reference to Exhibit 4(p) to the Registration Statement on Form N-4, File No. 2-30070, filed June 9, 1998.

                           (j) Form of data pages for EQUI-VEST Express No. 94ICA/B (8/99), incorporated herein by reference to Exhibit No. 4(g) to the Registration Statement File No. 333-81393, filed on Form N-4 on June 23, 1999.

                           (k) Form of data pages for EQUI-VEST Tax Deferred Variable Annuity Application Form #180-1009, incorporated herein by reference to Exhibit No. 5(a) to the Registration Statement File No. 333-81393, filed on Form N-4 on June 23, 1999.

                           (l) Form of Guaranteed Death Benefit Rider, Form No. 99GDB, incorporated herein by reference to Exhibit No. 4(g) to Registration Statement File No. 333-81501 filed on Form N-4 on June 24, 1999.

                           (m) Form of EQUI-VEST data pages, Form No. 94ICA/B (8/99), incorporated herein by reference to Exhibit No. 4(h) to Registration Statement File No. 333-81501 filed on Form N-4 on June 24, 1999.



                (5)        (a)      Opinion and Consent of Jonathan E. Gaines,
                                    Esq., Vice President and Associate
                                    General Counsel of Equitable, as to the
                                    legality of the securities being registered, previously filed with this Registration No.
                                    33-89510 on February 14, 1995, refiled
                                    electronically, July 10, 1998.

                           (b) Copies of the Internal Revenue Service determination letters regarding qualification under Section 408 of the Internal Revenue Code, previously filed with this Registration Statement No. 33-89510 on April 26, 1996.


                           (c) Form of application for use with standard IRA Certificates and Roth Advantage Certificates, incorporated herein by reference to Exhibit No. 5(c) to the Registration Statement on Form N-4, File No. 2-30070, filed June 9, 1998.

                           (d) Form of EQUI-VEST(R) Tax-Deferred Variable Individual Annuity Application, Form No. 180-1009, incorporated herein by reference to Exhibit No. 5(a) to Registration Statement File No. 333-81501, filed on Form N-4 on June 24, 1999.



                (8)        Not applicable.

                (12)       Not applicable.

                (15)       Not applicable.


                (23)       Consent of PricewaterhouseCoopers LLP.

                (24)(a) Powers of Attorney, previously filed with this Registration Statement, File No. 33-89510 on April 30, 1999.

                    (b)    Power of Attorney.

                (26)       Not applicable.

                (27)       Not applicable.

                (28)       Not applicable.


Item 17.          Undertakings
                  ------------

                  (a)      The undersigned registrant hereby undertakes:

                           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                                    (i)        To include any prospectus
                                               required by section 10(a)(3) of
                                               the Securities Act of 1933;

                                    (ii)       to reflect in the Prospectus any
                                               facts or events arising after the
                                               effective date of the
                                               registration statement (or the
                                               most recent post-effective
                                               amendment thereof) which,
                                               individually or in the aggregate,
                                               represent a fundamental change in
                                               the information set forth in the
                                               registration statement;

                                    (iii)      To include any material
                                               information with respect to the
                                               plan distribution not previously
                                               disclosed in the registration
                                               statement of or any material
                                               change to such information in the
                                               registration statement;

                  The directors and officers of Equitable Life are insured under Policies issued by Lloyd's of London, X.L. Insurance Company and Ace Insurance Company. The annual limit on such policies is $100 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.

                           (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

                           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) The undersigned registrant hereby undertakes that, for purposes of determining any liability under the Securities Act of 1933, each filing of the registrant's annual report pursuant to Section 13(a) or 15(d) of the Securities Exchange Act of 1934 that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                  (c) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES



         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on September 1, 1999.



                                  THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE
                                  UNITED STATES
                                  (Registrant)

                                       By: /s/ Naomi J. Weinstein
                                           ----------------------
                                               Naomi J. Weinstein
                                               Vice President

         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by or on behalf of the following persons in the capacities and on the date indicated.

PRINCIPAL EXECUTIVE OFFICERS:

*Michael Hegarty                          President, Chief Operating Officer and
                                          Director

*Edward D. Miller                         Chairman of the Board, Chief Executive
                                          Officer and Director

PRINCIPAL FINANCIAL OFFICER:

*Stanley B. Tulin                         Vice Chairman of the Board,
                                          Chief Financial Officer and Director

PRINCIPAL ACCOUNTING OFFICER:


*Alvin H. Fenichel                        Senior Vice President and
                                          Controller


*DIRECTORS:


Francoise Colloc'h         Donald J. Greene           George T. Lowy
Henri de Castries          John T. Hartley            Edward D. Miller
Joseph L. Dionne           John H.F. Haskell, Jr.     Didier Pineau Valencienne
Denis Duverne              Michael Hegarty            George J. Sella, Jr.
Jean-Rene Fourtou          Mary R. (Nina) Henderson   Peter J. Tobin
Norman C. Francis          W. Edwin Jarmain           Stanley B. Tulin
                                                      Dave H. Williams



*By: /s/ Naomi J. Weinstein
---------------------------
    Naomi J. Weinstein
    Attorney-in-Fact
    September 1, 1999.

                                  EXHIBIT LIST

Exhibit No.                                                  TAG VALUE
-----------                                                  ---------
23         Consent of PricewaterhouseCoopers LLP.            EX-99.23

24(b)      Power of Attorney.                                EX-99.24b


23959